As filed with the Securities and Exchange Commission on April 26, 2007

33 Act File No. 33-75116
40 Act File No. 811-8352

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[	X	]
Pre-Effective Amendment No.		[		]
Post-Effective Amendment No.	27	[	X	]

	and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[	X	]
Amendment No.	27	[	X	]

(Check appropriate box or boxes.)

LKCM FUNDS
(Exact Name of Registrant)

c/o Luther King Capital Management
301 Commerce Street, Suite 1600
Fort Worth, Texas 76102
(Address of Principal Executive Office)
Registrant's Telephone Number (817) 332-3235

--------------------

c/o U.S. Bancorp Fund Services, LLC
615 E. Michigan Street, Milwaukee, WI 53202
(Name and Address of Agent for Service)

Copy to:
FRANCINE ROSENBERGER, ESQ.
Kirkpatrick & Lockhart Nicholson Graham LLP
1800 Massachusetts Avenue, NW
Washington, DC 20036

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It is proposed that this filing will become effective (check appropriate box)
[     ]    immediately upon filing pursuant to paragraph (b)
[ X ]    on May 1, 2007 pursuant to paragraph (b)
[     ]    60 days after filing pursuant to paragraph (a)(1)
[     ]    on (date) pursuant to paragraph (a)(1)
[     ]    75 days after filing pursuant to paragraph (a)(2)
[     ]    on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[     ]    This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

P R O S P E C T U S
May 1, 2007

LKCM FUNDS

301 COMMERCE STREET, SUITE 1600
FORT WORTH, TEXAS 76102
1-800-688-LKCM

THE LKCM SMALL CAP EQUITY FUND - seeks to maximize long-term capital appreciation
(Institutional Class)

THE LKCM EQUITY FUND - seeks to maximize long-term capital appreciation
(Institutional Class)

THE LKCM BALANCED FUND - seeks current income and long-term capital appreciation

THE LKCM FIXED INCOME FUND - seeks current income

THE LKCM INTERNATIONAL FUND - seeks a total return in excess of the total return of the Morgan Stanley
                        Capital International Europe, Australasia and Far East Index

This Prospectus contains information you should consider before you invest in the LKCM Funds. Please read it carefully and keep it for future reference.

Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved of the securities offered by this Prospectus, nor has the SEC or any state securities commission passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

OVERVIEW	i

RISK/RETURN SUMMARY	1

FEES AND EXPENSES OF THE FUNDS	11

INVESTMENT OBJECTIVES	13

HOW THE FUNDS INVEST - PRINCIPAL INVESTMENT STRATEGIES	13

FUND MANAGEMENT	17

DISTRIBUTION OF FUND SHARES	19

PURCHASE OF SHARES	20

REDEMPTION OF SHARES	22

VALUATION OF SHARES	24

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES	26

MASTER-FEEDER STRUCTURE	27

FINANCIAL HIGHLIGHTS	28

OVERVIEW

Each Fund has its own investment objective. The Funds are managed by Luther King Capital Management Corporation (the “Adviser”). The Balanced, Fixed Income and International Funds and the Institutional Class shares of the Small Cap Equity and Equity Funds are offered for purchase to investors directly from LKCM Funds, a Delaware business trust (the “Trust”) and certain other distribution channels.

In deciding whether to invest in the Institutional Class Shares of the LKCM Small Cap Equity Fund and the LKCM Equity Fund or in the LKCM Balanced Fund, the LKCM Fixed Income Fund, and the LKCM International Fund (each a “Fund” and collectively the “Funds”), you should rely on information in this Prospectus or the Statement of Additional Information (the “SAI”). The Funds have not authorized others to provide additional information. The Funds do not authorize the use of this Prospectus in any state or jurisdiction in which such offering may not legally be made.

i

RISK/RETURN SUMMARY

OBJECTIVES AND PRINCIPAL STRATEGIES OF THE FUNDS

Generally, the Adviser selects securities for the Funds by identifying high quality companies based on various financial and fundamental criteria and determining which companies are undervalued in the marketplace.

The Small Cap Equity Fund’s objective is to maximize long-term capital appreciation. The Fund attempts to achieve this goal by primarily choosing investments that the Adviser believes are likely to have above-average growth in revenue and/or earnings and potential for above-average capital appreciation. The Fund invests under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of smaller companies. Smaller companies are those with market capitalizations at the time of investment between $400 million and $2 billion. The Fund is not required to sell equity securities whose market values appreciate or depreciate outside this market capitalization range. In addition, the Fund may purchase additional equity securities of companies with market capitalizations outside of this range, provided that the Fund’s initial investment in the securities was within this market capitalization range or otherwise exempted. These equity securities include common stocks, preferred stocks, securities convertible into common stock, rights and warrants. The Adviser’s primary strategy in managing the Fund is to identify high quality companies based on various financial and fundamental criteria such as consistently high profitability, strong balance sheets, competitive advantages, high and/or improving financial returns, free cash flow and reinvestment opportunities, and prominent market share positions.

The Equity Fund’s objective is to maximize long-term capital appreciation. The Fund attempts to achieve this goal by primarily choosing investments that the Adviser believes are likely to have above-average growth in revenue and/or earnings, above-average returns on shareholders’ equity and under-leveraged balance sheets, and potential for above-average capital appreciation. The Fund invests under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. These equity securities include common stocks, preferred stocks, securities convertible into common stocks, rights and warrants. The Adviser’s primary strategy in managing the Fund is to identify high quality companies based on various financial and fundamental criteria such as consistently high profitability, strong balance sheets, competitive advantages, high and/or improving financial returns, free cash flow and reinvestment opportunities, and prominent market share positions. The Fund may invest in equity securities of small, mid and large capitalization companies.

The Balanced Fund’s objective is current income and long-term capital appreciation. The Fund attempts to achieve this goal by investing primarily in a diversified portfolio of equity and fixed income securities, including common stocks, income producing securities convertible into common stocks, fixed income securities and cash equivalent securities. The Fund’s investments in fixed-income securities will consist primarily of investment grade corporate and government issues with intermediate maturities from one to ten years. The Adviser’s primary strategy in managing the Fund is to identify high quality companies based on various financial and fundamental criteria such as consistently high profitability, strong balance sheets, competitive advantages, high and/or improving financial returns, free cash flow and reinvestment opportunities, and prominent market share positions. The Fund may invest in securities of small, mid and large capitalization companies.

The Fixed Income Fund’s objective is current income. The Fund invests under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of investment grade corporate and government fixed-income securities. The Fund typically invests in bonds with short and intermediate maturities from one to ten years, and cash equivalent securities. The Adviser’s primary strategy in managing the Fund is to select debt securities based on factors such as price, yield and credit quality.

The International Fund’s objective is total return in excess of the total return of the Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) Index. The Fund currently is sub-advised by TT International.

The International Fund attempts to achieve its objective by investing in a diversified portfolio of primarily equity and equity-related securities in non-U.S. markets that TT International believes have sound prospects for sustainable growth and represent value in the form of assets and earnings. These equity and equity-related securities include securities listed on recognized exchanges, convertible bonds, warrants, equity and stock index futures contracts and options, including options on equity securities.

1

Under normal circumstances, the International Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in securities that are tied economically to Europe, Australasia (i.e., Australia, New Zealand and neighboring islands in the South Pacific) or the Far East. This region includes those countries included in the MSCI EAFE Index. These securities may include, but are not limited to, those of issuers that are organized, are domiciled or principally operate in those countries, derive at least 50% of their revenue or income from their operations within those countries, have at least 50% of their assets in those countries or whose securities are principally traded on those countries’ securities markets. TT International uses both a top-down and a bottom-up approach in managing the International Fund’s investment portfolio and considers such factors such as the condition and growth potential of the various economies and securities markets, currency and taxation policies and other pertinent financial, social, national and political factors.

TT International may also engage in active and frequent trading of the International Fund’s securities in order to achieve its investment objectives and principal investment strategies.

The Small Cap Equity Fund, Equity Fund, Fixed Income Fund, and International Fund each has adopted a non-fundamental policy to notify its shareholders at least 60 days before it changes its 80% investment policy as described above.

The Funds cannot guarantee that they will achieve their goals. For more information, see “How the Funds Invest.”

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

A principal risk of investing in the Funds is discussed below. You should be aware that you may lose money by investing in the Funds.

• General Market Risk:
Factors that affect the stock and bond markets include domestic and foreign economic growth or decline, interest rate levels and political events. These factors may negatively affect the markets and, thus, an investment in any of the Funds may decline. Decreases in the value of stocks are generally greater than for bonds or other debt investments.

• Inflation Risk:
Stocks and bonds may fall in value due to higher actual or anticipated inflation. Further, a rapid increase in prices for goods and services may have an adverse effect on corporate profits and consumer spending, which also may result in lower stock and bond values.

The principal risks of investing in the Small Cap Equity, Equity, Balanced and International Funds are discussed below.

• Stock Market Risk:
Funds that invest in equity securities are subject to stock market risks and significant fluctuations in value. If the stock market declines in value, a Fund is likely to decline in value. Decreases in the value of stocks are generally greater than for bonds or other debt investments.

• Stock Selection Risk:	Stocks selected by the Adviser may decline in value or not increase in value when the stock market in general is rising.

2

In addition, the Small Cap Equity Fund, Equity Fund and Balanced Fund are subject to additional principal risks:

• Small-Cap Risk:
Small capitalization companies may not have the size, resources or other assets of mid or large capitalization companies. These small capitalization companies may be subject to greater market risks and fluctuations in value than mid or large capitalization companies and may not correspond to changes in the stock market in general.

The International Fund is also subject to additional principal risks:

• Foreign Investment Risk:
Funds that invest in foreign securities involve risks relating to adverse political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign companies and markets are subject.

Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

Foreign markets may be less liquid and more volatile than U.S. markets. Rapid increases in money supply may result in speculative investing, contributing to volatility. Also, equity securities may trade at price-earnings multiples that are higher than those of comparable U.S. companies, and that may not be sustainable. As a result, there may be rapid changes in the value of foreign securities.

Foreign markets may offer less protection to investors. Enforcing legal rights may be difficult, costly and slow. There may be special problems enforcing claims against foreign governments.
• Options Risk:
The use of options (including listed and over-the-counter ("OTC") options) would subject the Fund to certain risks. TT International's predictions of movements in the direction of the securities markets may be inaccurate, and the adverse consequences to the Fund (e.g., a reduction in the Fund's net asset value or a reduction in the amount of income available for distribution) may leave the Fund in a worse position than if the options had not been used. Other risks inherent in the use of options include, for example, the possible imperfect correlation between the price of option contracts and movements in the prices of the securities included in the indices underlying the options. OTC covered call options are negotiated with dealers and there is no secondary market for these investments. OTC options are also subject to counterparty risk.

• Emerging Markets Risk:
Investing in emerging markets can have more risk than investing in developed foreign markets. These risks include that the information about the companies in these countries is not always readily available, greater political and economic uncertainties exist in emerging markets than in developed foreign markets, the securities markets and legal systems in emerging markets may not be well developed and may not provide the protections and advantages of the markets and systems available in more developed countries, very high inflation rates may exist in emerging markets and could negatively impact a country’s economy and securities markets, and governments of some emerging markets exercise substantial influence over the private sector and may own or control many companies. An investment in a Fund may exhibit a higher degree of volatility than either the general domestic securities market or the securities.

3

• Currency Risk:
Since foreign securities often trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the U.S. dollar relative to these other currencies will adversely affect the value of the Fund. In addition, some foreign currency values may be volatile and there is the possibility of governmental controls on currency exchanges or governmental intervention in currency markets. Controls or intervention could limit or prevent the Fund from realizing value in U.S. dollars from its investment in foreign securities.

• Portfolio Turnover Risk:
To the extent that the International Fund’s strategies lead it to buy and sell securities more actively than many funds, the International Fund could have higher expenses, including increased brokerage commission cost, which would reduce shareholder returns. A high portfolio turnover rate may also expose shareholders to higher taxable distributions.

• Market Timing Activities Risk:
Because the International Fund invests in foreign securities, it is subject to the risk of market timing activities. The International Fund generally prices these foreign securities from the foreign markets in which they trade. The closing prices of such foreign securities are typically calculated prior to the calculation of the net asset value per share by the International Fund. However, the value of foreign securities may be affected by events that occur after the close of a foreign market but before the time as of which the International Fund prices its shares. In such instances, the International Fund may fair value foreign securities. However, some investors may engage in market timing activities in the International Fund to take advantage of any price differentials that may be reflected in the net asset value of the International Fund’s shares. Such market timing activities may adversely affect the International Fund’s investment performance for longer term shareholders. The Fund has adopted policies and procedures designed to detect and deter such market timing activities. However, there is no assurance that fair valuation of securities or such policies and procedures can reduce or eliminate market timing.

The principal risks of investing in the Fixed Income Fund and additional principal risks of the Balanced Fund and International Fund are:

• Interest Rate Risk:
The market values of fixed income securities are inversely related to actual changes in interest rates. When interest rates rise, the market value of the Funds’ fixed income securities will decrease. If this occurs, a Fund’s net asset value may also decrease. Moreover, the longer the remaining maturity of a fixed income security, the greater the effect of interest rate changes on the market value of the security.

• Credit Risk:
If issuers of fixed income securities in which a Fund invests experience unanticipated financial problems, the issue is likely to decline in value. In addition, the Funds are subject to the risk that the issuer of a fixed income security will fail to make timely payments of interest or principal.

4

PAST PERFORMANCE

The performance information that follows gives some indication of how each Fund’s performance can vary. The bar charts indicate the risks of investing in the Funds by showing the performance of each Fund from year to year (on a calendar year basis). The tables indicate the risks of investing in the Funds by showing each Fund’s average annual returns compared to a broad-based securities market index. The information shown assumes reinvestment of dividends and distributions.

After-tax returns as shown in the following tables are intended to show the impact of assumed federal income taxes on an investment in the Funds. Each Fund’s “Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gain distributions), but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in shares of the Fund. Each Fund’s “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. Actual after-tax returns depend on your tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts because such accounts are only subject to taxes upon redemption. Please remember that a Fund’s past performance (before and after taxes) does not reflect how the Fund may perform in the future.

5

Small Cap Equity Fund-Institutional Class
Calendar Year Returns as of 12/31

Best and Worst Quarterly Returns
16.15%	(2nd quarter, 2003)
-18.98%	(3rd quarter, 1998)

Average Annual Total Returns
as of December 31, 2006

	1 Year	5 Years	10 Years
Small Cap Equity Fund-Institutional Class
Return Before Taxes	14.98%	13.80%	11.91%
Return After Taxes on Distributions	13.34%	12.46%	10.06%
Return After Taxes on Distributions and Sale of Fund Shares	11.94%	11.92%	9.74%
Russell 2000 Index (1)	18.37%	11.39%	9.44%
Lipper Small-Cap Core Funds Index(2)	13.70%	10.50%	10.32%

(1)
The Russell 2000 Index is an unmanaged index comprised of the smallest 2000 companies in the Russell 3000 Index, representing approximately 8% of the Russell 3000 Index total market capitalization. The Russell 3000 Index is an unmanaged index that measures the performance of the 3000 largest U.S. companies, based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. As of the latest reconstitution, the average market capitalization of the Russell 2000 Index was approximately $763 million. The Index does not reflect a deduction for fees, expenses or taxes.

(2)
The Lipper Small-Cap Core Funds Index is an unmanaged index consisting of small-cap core funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median market capitalization of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap core funds have more latitude on the companies in which they invest. These funds will normally have an average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value, comparable to those companies included in to the S&P Small Cap 600 Index. The Index does not reflect a deduction for fees, expenses or taxes.

6

Equity Fund-Institutional Class
Calendar Year Returns as of 12/31

Best and Worst Quarterly Returns
17.83%	(4th quarter, 1999)
-12.98%	(3rd quarter, 2002)

Average Annual Total Returns
as of December 31, 2006

	1 Year	5 Years	10 Years
Equity Fund-Institutional Class
Return Before Taxes	12.65%	6.05%	7.94%
Return After Taxes on Distributions	12.02%	5.73%	6.49%
Return After Taxes on Distributions and Sale of Fund Shares	9.06%	5.17%	6.25%
S&P 500 Index (1)	15.79%	6.19%	8.42%
Lipper Large-Cap Core Funds Index(2)	13.39%	5.00%	7.27%

(1)
The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The “500” is one of the most widely used benchmarks of U.S. equity performance. The Index does not reflect a deduction for fees, expenses or taxes.

(2)
The Lipper Large-Cap Core Funds Index is an unmanaged index consisting of large-cap core funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds will typically have an average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value, comparable to the S&P 500. The Index does not reflect a deduction for fees, expenses or taxes.

7

Balanced Fund
Calendar Year Returns as of 12/31

Best and Worst Quarterly Returns
11.07%	(4thquarter, 1998)
-8.60%	(3rdquarter, 2002)

Average Annual Total Returns
as of December 31, 2006

	1 Year	5 Year	Since Inception(1)
Balanced Fund
Return Before Taxes	11.22%	5.30%	5.56%
Return After Taxes on Distributions	10.50%	4.76%	4.84%
Return After Taxes on Distributions and Sale of Fund Shares	7.83%	4.31%	4.42%
Lehman Brothers Intermediate Government/Credit Bond Index (2)	4.08%	4.53%	5.60%
S&P 500 Index(3)	15.79%	6.19%	5.95%
Lipper Mixed-Asset Target Allocation Growth Funds Index(4)	13.55%	7.66%	6.66%

(1)	The Fund commenced operations on December 30, 1997.
(2)
The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the Index. Securities included in the Index must meet the following criteria: fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $250 million; rated investment grade or higher by Moody’s Investors Service or equivalent; must be dollar denominated and non-convertible; and must be publicly issued. The Index does not reflect a deduction for fees, expenses or taxes.

(3)
The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The “500” is one of the most widely used benchmarks of U.S. equity performance. The Index does not reflect a deduction for fees, expenses or taxes.

(4)
The Lipper Mixed-Asset Target Allocation Growth Funds Index is an unmanaged index consisting of funds that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash and cash equivalents.

8

Fixed Income Fund
Calendar Year Returns as of 12/31

Best and Worst Quarterly Returns
4.94%	(3rdquarter, 2001)
-2.18%	(2nd quarter, 2004)

Average Annual Total Returns
as of December 31, 2006

	1 Year	5 Year	Since Inception(1)
Fixed Income Fund
Return Before Taxes	3.96%	3.61%	4.95%
Return After Taxes on Distributions	2.42%	2.10%	3.15%
Return After Taxes on Distributions and Sale of Fund Shares	2.58%	2.19%	3.12%
Lehman Brothers Intermediate Government/Credit Bond Index (2)	4.08%	4.53%	5.60%
Lipper Short Intermediate Investment- Grade Debt Funds Index(3)	4.08%	3.79%	4.92%

(1)	The Fund commenced operations on December 30, 1997.
(2)
The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the Index. Securities included in the Index must meet the following criteria: fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $250 million; rated investment grade or higher by Moody’s Investors Service or equivalent; must be dollar denominated and non-convertible; and must be publicly issued. The Index does not reflect a deduction for fees, expenses or taxes.

(3)
The Lipper Short Intermediate Investment-Grade Debt Funds Index is an unmanaged index consisting of funds that, by portfolio practice, invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar weighted average maturities of one to five years. The Index does not reflect a deduction for fees, expenses or taxes.

9

International Fund
Calendar Year Returns as of 12/31

Best and Worst Quarterly Returns
36.27%	(4thquarter, 1999)
-18.99%	(3rd quarter, 2002)

Average Annual Total Returns
as of December 31, 2006

	1 Year	5 Year	Since Inception(1)
International Fund
Return Before Taxes	27.51%	13.38%	7.15%
Return After Taxes on Distributions	26.47%	12.78%	6.03%
Return After Taxes on Distributions and Sale of Fund Shares	18.94%	11.45%	5.60%
Morgan Stanley Capital International Europe, Australasia and Far East Index (2)	26.86%	15.43%	8.74%
Lipper International Multi-Cap Value Funds Index (3)	27.55%	17.28%	11.00%

(1)	The Fund commenced operations on December 30, 1997.
(2)
The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE”) is an unmanaged index composed of securities of 21 European and Pacific Basin countries. The MSCI EAFE Index is the most recognized international index and is weighted by market capitalization. The Index does not reflect a deduction for fees, expenses or taxes.

(3)
The Lipper International Multi-Cap Value Funds Index is an unmanaged index consisting of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have 25% to 75% of their assets invested in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) greater than the 250th largest company in the S&P/Citigroup World ex-U.S. Broad Market Index.

10

FEES AND EXPENSES OF THE FUNDS

The following table illustrates the fees and expenses that you may pay if you buy and hold shares of the Funds.

SHAREHOLDER FEES (fees paid directly from your investment)

	Small Cap Equity Fund Institutional Class	Equity Fund Institutional Class	Balanced Fund	Fixed Income Fund	International Fund
Redemption Fee (as a % of amount redeemed) (1)	1.00%	1.00%	1.00%	1.00%	1.00%
Exchange Fee (2)	None	None	None	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)(3)

	Small Cap Equity Fund Institutional Class	Equity Fund Institutional Class	Balanced Fund	Fixed Income Fund	International Fund
Management Fees (6)	0.75%	0.70%	0.65%	0.50%	1.00%
Distribution and Service (12b-1) Fees (4)	None	None	None	None	None
Other Expenses (5) (6)	0.21%	0.37%	0.80%	0.24%	0.34%
Acquired Fund Fees and Expenses (5)	0.02%	0.00%	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses (6)	0.98%	1.07%	1.45%	0.74%	1.34%

(1)
The Funds charge a redemption fee for redemptions (including redemption via exchanges) of shares held for less than 30 days. See “Redemption of Shares - 30-Day Redemption Fee” for additional information. You may also be charged a $15.00 fee for wire redemptions.

(2)	The Funds’ transfer agent (the “Transfer Agent”) charges a $5.00 fee for each exchange via telephone.
(3)
Fund operating expenses are deducted from Fund assets before computing the daily share price or making distributions. As a result, they will not appear on your account statement, but instead they will reduce the amount of total return you receive.

(4)
The Funds have adopted a Rule 12b-1 Plan under which each Fund may pay up to 0.75% of its average daily net assets for distribution and other services. The Funds have not implemented the plan and, thus, are neither accruing nor paying any fees under the plan.

(5)
The Funds are required to disclose “Acquired Fund Fees and Expenses” in the above fee table. Acquired Fund Fees and Expenses are indirect fees that funds incur from investing in the shares of other mutual funds (“Acquired Fund(s)”). The indirect fee represents a pro rata portion of the cumulative expenses charged by the Acquired Fund. Acquired Fund Fees and Expenses are reflected in the Acquired Fund’s net asset value. Please note that the Total Annual Fund Operating Expenses in the table above do not correlate to the ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of this prospectus. Without Acquired Fund Fees and Expenses, the Total Annual Fund Operating Expenses would have been 0.96% and 1.06% for the Small Cap Equity and Equity Funds, and the Total Annual Fund Operating Expenses would have been 0.96% and 0.80% for the Small Cap Equity and Equity Funds, after the fee waiver.

(6)
The Adviser has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Small Cap Equity, Equity, Balanced, Fixed Income, and International Funds’ Other Expenses to limit the Total Annual Fund Operating Expenses to 1.00%, 0.80%, 0.80%, 0.65% and 1.20% respectively. These expense limitations exclude interest, taxes, brokerage commissions and extraordinary expenses. In addition, TT International has agreed to waive all or a portion of its management fees for the International Fund under certain circumstances (see “Fund Management - Sub-Adviser” for additional information). The Adviser may choose to terminate its waivers or revise the limits on Total Annual Operating Expenses at any time. If the waivers or reimbursements were included in the calculation above, “Management Fees”, “Other Expenses” and “Total Annual Fund Operating Expenses” would be as follows:

11

	Small Cap Equity Fund	Equity Fund	Balanced Fund	Fixed Income Fund	International Fund
Management Fees	0.75%	0.44%	0.00%	0.41%	0.86%
Other Expenses	0.21%	0.36%	0.80%	0.24%	0.34%
Total Annual Fund Operating Expenses	0.96%	0.80%	0.80%	0.65%	1.20%

EXAMPLE

The following Example is intended to help you compare the costs of investing in a Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and distributions have been reinvested, and that a Fund’s operating expenses remain the same. The costs calculated below do not reflect the Adviser’s voluntary expense waiver. Although your actual costs may be higher or lower, based on these assumptions your costs would be as follows:

	One Year	Three Years	Five Years	Ten Years
Small Cap Equity Fund-Institutional Class	$100	$312	$542	$1,203
Equity Fund-Institutional Class	$109	$340	$589	$1,303
Balanced Fund	$148	$459	$793	$1,736
Fixed Income Fund	$76	$237	$412	$919
International Fund	$136	$424	$734	$1,612

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INVESTMENT OBJECTIVES

The investment objective of the Small Cap Equity Fund is to maximize long-term capital appreciation.

The investment objective of the Equity Fund is to maximize long-term capital appreciation.

The investment objective of the Balanced Fund is current income and long-term capital appreciation.

The investment objective of the Fixed Income Fund is current income.

The investment objective of the International Fund is total return in excess of the total return of the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index.

HOW THE FUNDS INVEST - PRINCIPAL INVESTMENT STRATEGIES

SMALL CAP EQUITY, EQUITY, BALANCED AND FIXED INCOME FUNDS

For the Small Cap Equity, Equity, and Balanced Funds, the Adviser follows a long-term investment philosophy grounded in the fundamental analysis of individual companies. The Adviser’s primary approach to equity-related investing has two distinct but complementary components. First, the Adviser seeks to identify high quality companies based on various financial and fundamental criteria. Companies meeting these criteria will exhibit most of the following characteristics:

•	Consistently high profitability levels;

•	Strong balance sheet quality;

•	Competitive advantages;

•	Prominent market share positions;

•	Ability to generate excess cash flow after capital expenditures;

•	Management with a significant ownership stake in the company; and

•	Under-valuation based upon various quantitative criteria.

The Adviser also invests in companies whose assets the Adviser has determined are undervalued in the marketplace. These include companies with tangible assets as well as companies that own valuable intangible assets. As with the primary approach described above, both qualitative as well as quantitative factors are important criteria in the investment analysis.

For the Balanced and Fixed Income Funds, the Adviser’s fixed income approach concentrates primarily on investment grade corporate and government issues with short and intermediate effective maturities. The Adviser’s fixed income philosophy combines noncallable bonds for their offensive characteristics with callable bonds for their defensive characteristics in an attempt to enhance returns while controlling the level of risk. The security selection process for noncallable corporate bonds is heavily credit-driven and focuses on the issuer’s earning and cash flow trends, its competitive positioning and the dynamics of its industry. A second component of the Adviser’s fixed income philosophy is the identification of undervalued securities with a combination of high coupons and various early redemption features. These defensive issues can offer high levels of current income with limited price volatility due to the possibility that they will be retired by the issuer much sooner than the final maturity. Callable bonds are used as alternatives to traditional short-term noncallable issues. Maturity decisions are primarily a function of the Adviser’s macroeconomic analysis and are implemented utilizing intermediate maturity, noncallable securities. Finally, the credit analysis performed by the Adviser on individual companies, as well as industries, is enhanced by the Adviser’s experience in the equity market. The analytical effort concentrates on market dominant, consistently profitable, well financed debt issuers.

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The LKCM Small Cap Equity Fund.  The Small Cap Equity Fund seeks to achieve its investment objective by investing under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of smaller companies which the Adviser believes are likely to have above-average growth in revenue and/or earnings and potential for above-average capital appreciation. Smaller companies are those with market capitalizations at the time of investment between $400 million and $2 billion. The Fund is not required to sell equity securities whose market values appreciate or depreciate outside this market capitalization range. In addition, the Fund may purchase additional equity securities of companies with market capitalizations outside of this range, provided that the Fund’s initial investment in the securities was within this market capitalization range or otherwise exempted. These equity securities include common stocks, preferred stocks, securities convertible into common stock, rights and warrants.

The LKCM Equity Fund.  The Equity Fund seeks to achieve its investment objective by investing under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies which the Adviser believes are likely to have above-average growth in revenue and/or earnings with above-average returns on shareholders’ equity and under-leveraged balance sheets, and potential for above-average capital appreciation. The Fund invests a portion of its assets in companies whose public market value is less than the Adviser’s assessment of the companies’ value. These equity securities include common stocks, preferred stocks, securities convertible into common stocks, rights and warrants.

The LKCM Balanced Fund.  The Balanced Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of equity and fixed income securities, including common stocks, income producing securities convertible into common stocks, fixed income securities and cash equivalent securities. The Fund primarily invests in equity and debt securities of companies with established operating histories and strong fundamental characteristics. By utilizing both equity and fixed income securities, the Fund will normally achieve an income yield in excess of the dividend income yield of the Standard & Poor’s 500 Composite Stock Price Index(TM) (“S&P 500”). Under normal circumstances, 25% or more of the Fund’s total assets will consist of fixed income securities. Corporate debt securities in which the Fund invests will have a rating within the four highest grades as determined by nationally recognized statistical rating organizations such as Moody’s Investors Services, Inc. (“Moody’s”) or Standard & Poor’s (“S&P’s”).

The Fund does not presently intend to invest more than 20% of its total assets in equity securities that do not pay dividends. A majority of the equity securities in which the Fund invests will typically be listed on a national securities exchange or traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or in the U.S. over-the-counter markets. The Fund may also invest in U.S. government securities, corporate bonds and debentures, high-grade commercial paper, preferred stocks, certificates of deposit or other securities of U.S. issuers when the Adviser perceives attractive opportunities from such securities, or so that the Fund may receive a competitive return on its uninvested cash. The Fund may invest in debt securities of U.S. issuers.

The LKCM Fixed Income Fund.  The Fixed Income Fund seeks to achieve its investment objective by investing under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of investment grade fixed income securities. The Fund typically invests in bonds with short and intermediate-term maturities (those with maturities from one to ten years) issued by corporations, the U.S. Government, agencies or instrumentalities of the U.S. Government and cash equivalent securities. Investment grade debt securities are considered to be those rated within the four highest ratings assigned by nationally recognized statistical rating organizations.

The Fund seeks to maintain a dollar-weighted average expected maturity between three and 10 years under normal market and economic conditions. The expected maturity of securities with sinking fund or other early redemption features will be estimated by the Adviser, based upon prevailing interest rate trends and the issuer’s financial position. The average expected maturity may be less than three years if the Adviser believes a temporary, defensive posture is appropriate.

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The Fund may invest in all types of domestic or U.S. dollar-denominated foreign fixed income securities in any proportion, including bonds, notes, convertible bonds, mortgage-backed and asset-backed securities, government and government agency securities, zero coupon bonds, floating rate bonds, preferred stock and short-term obligations such as commercial paper and notes, bank deposits and other financial obligations, and repurchase agreements. In determining whether or not to invest in a particular debt security, the Adviser considers factors such as the price, coupon, yield to maturity, the credit quality of the issuer, the issuer’s cash flow and related coverage ratios, the property, if any, securing the obligation and the terms of the debt instrument, including subordination, default, sinking fund and early redemption provisions. The Fund generally intends to purchase securities that are rated investment grade at the time of its purchase. If an issue of securities is downgraded, the Adviser will consider whether to continue to hold the obligation.

INTERNATIONAL FUND

The International Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in securities that are tied economically to Europe, Australasia or the Far East. The International Fund’s investments may include the securities of issuers located in Australia, Austria, Belgium, China, the Czech Republic, Denmark, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Ireland, Italy, Japan, South Korea, Malaysia, the Netherlands, New Zealand, Norway, Poland, Portugal, Singapore, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey and the United Kingdom. This is a non-exclusive list of countries in which the Fund may invest.

TT International uses both a “top-down” and a “bottom-up” investment strategy in managing the International Fund’s investment portfolio. As part of its top-down strategy, TT International uses geopolitical analysis to eliminate countries where TT International believes it is unsafe to invest and to highlight countries where change is likely to occur. In conducting the geopolitical analysis, TT International may consider such factors as the condition and growth potential of the various economies and securities markets, currency and taxation policies and other pertinent financial, social, national and political factors. Under certain adverse investment conditions, the International Fund may restrict the number of securities markets in which it invests, although under normal market circumstances the International Fund’s investments will involve securities principally traded in at least three different countries.

Once TT International has completed the geopolitical analysis, it allocates International Fund assets among various sectors and industries. This primarily is part of its top-down strategy, but also may be part of its bottom-up strategy, especially when analyzing a narrow sector or industry.

Within sectors and industries TT International applies its bottom-up strategy to identify attractive companies for investment. This strategy involves considering a wide range of factors, including:

•	perceived value in a company's assets or earnings, and

•	the potential for realizing a company's value.

In addition, as part of its bottom-up strategy, TT International seeks to verify its assessment of a company's value through research, economic modeling, discussions with management, and other sources.

TT International may decide to sell International Fund investments under a wide range of circumstances relating to the performance and potential of those investments and to general, economic, sector or market conditions. These circumstances may include:

•	changes in its top-down geopolitical analysis,

•	changes in its view of a sector or industry,

•	changes in market conditions or perceptions,

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•	changes in a company's value in assets or earnings or the prospect for realizing a company's value, and

•	opportunities to realize a profit or mitigate a loss.

Additional Investment Policies and Strategies.

In pursuing its investment objective, the International Fund may also invest in non-U.S. markets through American Depositary Receipts (“ADRs”) and similar instruments. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign security and denominated in U.S. dollars.

While the International Fund expects to invest mainly in equity securities, the International Fund may also invest in investment grade debt securities and below investment grade debt securities (“junk bonds”).

The International Fund will not participate in initial public offerings or other “new issues” unless the market capitalization of the issuer exceeds a minimum threshold determined by TT International from time to time and TT International otherwise determines participation to be appropriate.

TT International may use foreign currency contracts and options to hedge the International Fund’s currency exposure at its discretion. Hedging is used to protect against price movements in a security that the International Fund owns or intends to acquire that are attributable to changes in the value of the currency in which the security is denominated. In determining whether to engage in foreign currency contracts and options, TT International carefully considers fundamental macro-economic factors, as well as geopolitical factors and capital flows. In addition, TT International may purchase and sell stock index futures contracts to hedge against the International Fund’s exposure to the volatility of securities prices in a particular market or to reallocate the International Fund’s equity market exposure.

The International Fund may invest in issuers located in emerging markets, which are the markets of countries in the initial stages of their industrialization cycles with low per capita income. All of the risks of investing in foreign securities are heightened by investing in emerging markets. Emerging markets have been more volatile than the markets of developed countries with more mature economies.

PORTFOLIO HOLDINGS INFORMATION

The Funds make available its top ten and complete portfolio holdings on its website home page on a quarterly basis. The top ten and complete portfolio holdings information is available no earlier than 10 and 30 days after the end of the calendar quarter, respectively, and will remain available through at least the end of the current quarter. This information may be found on the Funds’ home page on its website. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI. The SAI is available by contacting the Funds at 1-800-688-LKCM or at www.lkcm.com.

MARKET TIMING POLICY

“Market timing” typically refers to the practice of frequent trading in the shares of mutual funds in order to exploit inefficiencies in fund pricing. Market timing transactions include trades in mutual fund shares that occur when the fund’s NAV does not fully reflect the value of the fund’s holdings - for example, when the fund has in its portfolio particular holdings, such as foreign or thinly traded securities, that are valued on a basis that does not include the most updated information possible. Market timing can have a dilutive effect on the value of the investments of long-term fund shareholders and can increase the transaction costs of a fund, which will be borne by all fund shareholders.

The LKCM Funds are typically intended for long-term investing. Market timing by Fund shareholders may adversely affect the Funds by interfering with portfolio management and increasing portfolio transaction and administrative costs. The Board of Trustees of the Funds has adopted policies and procedures to detect and prevent market timing activities in the Funds. To discourage market timing, the Funds charge a 1.00% redemption fee on shares exchanged or redeemed within 30 days of purchase (except on shares held in separate accounts of the Adviser). In addition, a Fund will temporarily suspend or terminate future purchase and exchange orders by investors or groups of investors who the Funds believe have engaged in market timing practices and which may have an adverse impact on the Funds. The Funds will also terminate, without notice, the exchange privilege of any investor who, in the opinion of the Funds, uses the exchange privilege excessively.

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The Funds and/or the Adviser monitor for market timers and attempt to detect abusive trading practices. The criteria and techniques may change from time to time as determined by the Funds or the Adviser. The Transfer Agent will reject any purchase or exchange order, in whole or in part, including trading that the Funds or the Adviser believe may be excessive in frequency and/or amount or otherwise potentially disruptive to the affected Funds. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur.

Furthermore, due to the complexity involved in identifying abusive trading activity and the volume of shareholder transactions the Funds handle, there can be no assurance that the efforts of the Funds or the Adviser will identify all trades or trading practices that may be considered abusive. In addition, the ability of the Funds or the Adviser to monitor trades that are placed by individual shareholders within omnibus and retirement accounts maintained by financial intermediaries may be limited. However, the Funds and the Adviser attempt to monitor aggregate trades placed in omnibus accounts and seek to work with financial intermediaries to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the Funds have entered into agreements with certain financial intermediaries that generally require them to provide the Funds with information concerning those individual shareholders involved in any such aggregated trades. For those financial intermediaries with whom the Funds have not entered into such agreements, the Funds treat such intermediaries as individual shareholders for purposes of its market timing and redemption fee policies. However, there can be no assurance that the Funds or the Adviser will be able to detect and prevent abusive trading in accounts maintained by financial intermediaries through the foregoing measures or otherwise.

TEMPORARY INVESTMENTS

To respond to adverse market, economic, political or other conditions, the Small Cap Equity, Equity, Balanced and Fixed Income Funds may invest in time deposits, commercial paper, certificates of deposits, short term corporate and government obligations, repurchase agreements and bankers’ acceptances. To the extent that a Fund engages in a temporary, defensive strategy, the Fund may not achieve its investment objective.

The International Fund may, from time to time, take defensive positions that are not consistent with the Fund’s principal investment strategies in attempting to respond to adverse market, political or other conditions. When doing so, the Fund may invest a greater than normal percentage or all of its assets in cash, cash equivalents and high quality debt securities, and may not be pursuing its investment goal.

FUND MANAGEMENT

INVESTMENT ADVISER

Luther King Capital Management Corporation, 301 Commerce Street, Suite 1600, Fort Worth, Texas 76102, serves as the investment adviser to the Funds. The Adviser was founded in 1979 and provides investment counseling services to employee benefit plans, endowment funds, foundations, common trust funds, and high net-worth individuals. As of December 31, 2006, the Adviser had in excess of $7.2 billion in assets under management.

Under an Investment Advisory Agreement with the Funds, the Funds pay the Adviser an advisory fee as set forth below under “Contractual Fee,” calculated by applying a quarterly rate, equal on an annual basis to the following numbers shown as a percentage of average daily net assets for the quarter. However, until further notice, the Adviser has voluntarily agreed to waive its advisory fees and/or reimburse expenses to the extent necessary to keep the total operating expenses from exceeding the respective caps also shown as a percentage of average daily net assets. A discussion regarding the basis for the Board of Trustees approving the Investment Advisory Agreement is available in the Funds’ semi-annual report to shareholders for the six-month period ended June 30, 2006.

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The advisory fees and expense caps for the fiscal year ended December 31, 2006, were as follows:

	Contractual Fee	Fee Actually Charged	Cap on Total Annual Operating Expenses
Small Cap Equity Fund	0.75%	0.75%	1.00%
Equity Fund	0.70%	0.44%	0.80%
Balanced Fund	0.65%	0.00%	0.80%
Fixed Income Fund	0.50%	0.41%	0.65%
International Fund	1.00%	0.86%	1.20%

Any waivers or reimbursements will have the effect of lowering the overall expense ratio for the applicable Fund and increasing its overall return to investors at the time any such amounts were waived and/or reimbursed.

SUB-ADVISER

TT International, Martin House, 5 Martin Lane, London, England EC4R 0DP, serves as the sub-adviser to the International Fund. TT International was founded in 1993 and offers investment counseling services to investment companies, pension plans, trusts, charitable organizations and other institutional investors. As of December 31, 2006, TT International had approximately $16 billion in assets under management. TT International is registered as an investment adviser under the Investment Advisers Act of 1940 and is regulated in the conduct of its investment business in the United Kingdom by the Financial Services Authority (FSA). TT International is also registered as a commodity trading adviser with the Commodity Futures Trading Commission.

Pursuant to a Sub-Advisory Agreement (“Sub-Advisory Agreement”), the Adviser pays TT International a fee equal to an annual rate of 0.50% of the average daily net assets of the International Fund allocated to TT International’s management by the Adviser, which fee is to be calculated daily and paid quarterly. However, if the Adviser’s fee is reduced due to fee waivers by the Adviser in order to comply with expense limitations, TT International’s compensation will be reduced by a proportionate amounts provided that in no event will TT International be obligated to reimburse the International Fund in order to satisfy such expense limitations. The Adviser has voluntarily agreed to waive all or a portion of its advisory fees and/or reimburse the International Fund’s other expenses.

PORTFOLIO MANAGERS

J. Luther King, Jr. is responsible for the day-to-day management of the Equity Fund and has been since the Fund’s inception. Mr. King also shares day-to-day management responsibility of the Small Cap Equity Fund, Balanced Fund, and the Fixed Income Fund. Mr. King has been President, Principal and Portfolio Manager of the Adviser since 1979.

Steven R. Purvis shares the day-to-day management responsibility of the Small Cap Equity Fund together with Mr. King. Mr. Purvis has been a Portfolio Manager and Analyst with the Adviser since 1996, and Principal since 2004.

Scot C. Hollmann shares the day-to-day management responsibility of the Balanced Fund together with Mr. King. Mr. Hollmann has been a Portfolio Manager of the Adviser since 1983 and Principal since 1986.

Joan M. Maynard shares the day-to-day management responsibility of the Fixed Income Fund together with Mr. King and Mr. Johnson. Ms. Maynard has been a Portfolio Manager of the Adviser since 1991 and employed by the Adviser since 1986.

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Paul W. Greenwell shares the day-to-day management responsibility of the Equity Fund together with Mr. King. Mr. Greenwell has been a Portfolio Manager of the Adviser since 1983 and Principal since 1986.

Mark L. Johnson shares the day-to-day management responsibility of the Fixed Income Fund together with Ms. Maynard and Mr. King. Mr. Johnson has been a Portfolio Manager of the Adviser since 2002. Before that, Mr. Johnson was a Principal/Portfolio Manager at GSB Investment Management, Inc. from 1989-2002.

TT International uses a team of individuals that are primarily responsible for the day-to-day management of the International Fund. The International Fund management team includes the following portfolio managers:

Tim Tacchi is the Senior and Founding Partner of TT International. He is responsible for asset allocation and heads European stock selection. Prior to establishing TT International, Tim was an Investment Director with Fidelity International, responsible for UK and European ERISA business, including stock selection and client relationships. Before joining Fidelity he was an Investment Manager for the UK-based merchant bank Hambros.

Patrick Deane is a Partner of TT International, and has responsibility for selecting European stocks, with a focus on cyclical services, utilities, and insurance. Before joining TT International in 2000, Patrick worked for 6 years as a Director at Morgan Grenfell/Deutsche Asset Management. Prior to that he was at HSBC for four years, having begun his career at Midland Montagu.

Peter Robson is a Portfolio Manager and joined TT International in 2004 to work in the Asian investment team. Peter, who has a long and distinguished history as a portfolio manager in Asia/Pacific, joined TT International from Oechsle International Advisors in Boston where he was an EAFE Portfolio Manager. Before Oechsle he worked at Batterymarch Financial Management, AIB/John Govett and BZW Investment Management.

Jonathan Bolton is a Portfolio Manager at TT International, where he is head of Japanese stock selection for TT International's EAFE portfolios. Jonathan joined TT International in 2004 and has over 17 years industry experience. Prior to joining TT International, he was a Director of Dresdner RCM in San Francisco and was responsible for International and Global Equities. Before that Jonathan was a Director of Schroders Investment Management in Tokyo.

The Statement of Additional Information provides additional information about the Portfolio Managers’ compensation, other accounts managed, and ownership of securities of the Funds.

DISTRIBUTION OF FUND SHARES

DISTRIBUTOR

Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, WI 53202, a registered broker-dealer and member of the National Association of Securities Dealers, Inc., distributes the Funds’ shares.

DISTRIBUTION PLAN

The Small Cap Equity Fund (Institutional Class), the Equity Fund (Institutional Class), Balanced Fund, Fixed Income Fund, and International Fund have adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940 that allows the Funds to pay distribution and service fees for the sale and distribution of their shares and for services provided to shareholders. The distribution plan allows the Funds to finance activities that promote the sale of the Funds’ shares such as printing prospectuses and reports and preparing and distributing advertising material and sales literature with Fund assets.

The Funds have not implemented the plan and as a result they are currently neither accruing nor paying any fees under the plan. If the Funds were using the plan, the fees paid under the plan could, over time, increase the cost of your investment and could cost you more than paying other types of sales charges.

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PURCHASE OF SHARES

You may purchase shares of each Fund at the net asset value (“NAV”) per share next determined after receipt of the purchase order. Each Fund determines NAV as of the close of normal trading of the New York Stock Exchange (“NYSE”) (generally 4:00 P.M. Eastern Time) each day that the NYSE is open for business.

INITIAL INVESTMENTS

The Balanced, Fixed Income and International Funds and the Institutional Class shares of the Small Cap Equity and Equity Funds are offered for purchase to investors directly from the Trust and certain other distribution channels.

Through Your Financial Adviser.  You may invest in shares of the Institutional Class of the Small Cap Equity Fund, Institutional Class of the Equity Fund, Balanced Fund, Fixed Income Fund, and International Fund by contacting your financial adviser. Your financial adviser can help you open a new account and help you review your financial needs and formulate long-term investment goals and objectives. Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent.

The Funds have authorized certain broker-dealers to receive on their behalf purchase and redemption orders of Fund shares. These broker-dealers may designate intermediaries to receive Fund orders. The Funds are deemed to have received purchase and redemption orders for Fund shares when an authorized broker-dealer or its designee receives such orders. All such orders are executed at the next NAV calculated after the order is received by an authorized broker-dealer or its designee.

By Mail.  You may open an account by completing and signing an Account Registration Form, and mailing it, together with a check ($10,000 minimum initial investment) payable to LKCM Funds. Your order will not be accepted until the completed Account Registration Form is received by the Transfer Agent.

By regular mail to:	By express, registered or certified mail to:
LKCM Funds - Fund name (incl. Institutional Class for the Small Cap Equity Fund and Equity Fund) c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	LKCM Funds - Fund name (incl. Institutional Class for the Small Cap Equity Fund and Equity Fund) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202

The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents.

Once a Fund receives and accepts your Registration Form in the mail, your payment for shares will be credited to your account at the NAV per share of a Fund next determined after receipt. If you purchase shares using a check and soon after make a redemption request, LKCM will honor the redemption request at the next determined NAV, but will not send you the proceeds until your purchase check has cleared (usually within 15 days). The Funds will not accept payment in cash, cashier's checks or money orders. To prevent check fraud, the Funds will not accept third party checks, U. S. Treasury checks, credit card checks, travelers checks or starter checks for the purchase of shares. The Funds are unable to accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment. Payment should be made by check in U.S. dollars drawn on a U.S. bank, savings and loan or credit union. If your bank does not honor your check, you could be liable for any loss sustained by the Funds, as well as a service charge imposed by the Transfer Agent in the amount of $25.

In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your Account Application as part of the Funds’ Anti-Money Laundering Program. As requested on the Registration Form, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Please contact the Transfer Agent at 1-800-688-LKCM if you need additional assistance when completing your Account Registration Form.

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If we do not have a reasonable belief of the identity of a shareholder, the account will be rejected or you will not be allowed to perform a transaction on the account until such information is received. The Funds may also reserve the right to close the account within 5 business days if clarifying information/documentation is not received.

By Wire.  You may purchase shares of a Fund by wiring Federal funds ($10,000 minimum). If you are making your first investment in the Funds, before you wire funds, the Transfer Agent must have a completed Account Registration Form. You can mail or overnight deliver your Account Registration Form to the Transfer Agent. Upon receipt of your completed Account Registration Form, the Transfer Agent will establish an account for you. The account number assigned will be required as part of the instruction that should be given to your bank to send the wire. The wire must be received by 4:00 P.M. (Eastern Time) in order to receive the same day’s NAV. Your bank must include both the name of the Fund you are purchasing and your name so that monies can be correctly applied. Your bank should transmit funds by wire to:

U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA #075000022
For credit to U.S. Bancorp Fund Services, LLC
Account #112-952-137
For further credit to LKCM Funds
[Name of Fund], [class if Small Cap Equity or Equity Funds]
[Shareholder account number]

Federal fund purchases will be accepted only on a day on which the Funds and the custodian are open for business. The Funds are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system.

SUBSEQUENT INVESTMENTS

By Mail or Wire.  You may make additional investments at any time (minimum subsequent investment $1,000) by mailing a check payable to LKCM Funds to the address noted under “Initial Investments--By Mail.” Additional investments may also be made by wire. Before sending your wire, please contact the Transfer Agent at 1-800-688-LKCM to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire. Instruct your bank to wire monies as outlined above.

By Telephone.  To make additional investments by telephone, you must check the appropriate box on your Account Registration Form authorizing telephone purchases. If you have given authorization for telephone transactions and your account has been open for at least 15 days, you may call the Funds toll free at 1-800-688-LKCM to move money, in the amount of $1,000 or more, from your bank account to your Fund account upon request. Only bank accounts held at U.S. institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions. For security reasons, requests by telephone will be recorded. Shares of the Funds will be purchased in your account at the NAV determined on the day your order is placed.

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AUTOMATIC INVESTMENT PROGRAM

The Automatic Investment Program (the “Program”) permits investors that own shares of a Fund with a value of $10,000 or more to purchase shares (minimum of $100 per transaction) at regular intervals selected by the investor. This Program provides a convenient method to have monies deducted from your checking or savings account, for investment into a Fund, on a monthly, bi-monthly, quarterly or semi-annual basis. Only bank accounts held at domestic institutions that are ACH Members may be used for this option. If you wish to change the amount of your investment or to terminate the plan, please contact the Transfer Agent five days prior to the effective date. Additionally, the Transfer Agent will charge a $25 fee for any payment returned. To establish the Program, an investor must complete the appropriate sections of the Account Registration Form. For additional information on the Automatic Investment Program, please call 1-800-688-LKCM.

RETIREMENT PLANS

The Funds make available Individual Retirement Accounts (“IRAs”), including Simplified Employee Pension Plans, traditional IRAs, Roth IRAs and IRA “Rollover Accounts,” offered by U.S. Bancorp Fund Services, LLC. Detailed information on these plans is available by calling the Funds at 1-800-688-LKCM (option 1). Investors should consult with their own tax advisers before establishing a retirement plan.

OTHER PURCHASE INFORMATION

Each Fund reserves the right, in its sole discretion, to suspend the offering of its shares, to reject any purchase order, or to waive any minimum investment requirements.

Purchases of each Fund’s shares will be made in full and fractional shares of the Fund calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except at the written request of the shareholder. Certificates for fractional shares will not be issued.

EXCHANGING SHARES

You may exchange all or a portion of your investment from one LKCM Fund to another as long as the exchange is for the same class of shares of the other LKCM Fund. Any new account established through an exchange will be subject to the minimum investment requirements described above. Exchanges will be executed on the basis of the relative NAV of the shares exchanged after your request for an exchange is received. An exchange is considered to be a sale of shares for federal income tax purposes on which you may realize a taxable gain or loss. In addition, exchanges of shares held for less than 30 days will be subject to a 1.00% redemption fee (see “Redemption of Shares - 30-Day Redemption Fee” for additional information). The Transfer Agent charges a $5.00 fee for each exchange via telephone. Call the Funds to learn more about exchanges.

Please Note:  The Funds are intended as a long-term investment vehicle and not to provide a means of speculating on short-term market movements. In addition, excessive trading can hurt the Fund’s performance and shareholders. Therefore, each Fund may terminate, without notice, the exchange privilege of any investor who uses the exchange privilege excessively. The Funds may change or temporarily suspend the exchange privilege during unusual market conditions.

REDEMPTION OF SHARES

You may redeem shares of the Funds by mail or, if authorized, by telephone or wire. The Funds do not charge a fee for making redemptions, except with respect to wire redemptions, or redemptions made within 30 days of purchase.

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By Mail.  You may redeem your shares by mailing a written request to:

By regular mail to:	By express, registered or certified mail to:
LKCM Funds - Fund name (incl. Institutional Class for the Small Cap Equity Fund and Equity Fund) c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	LKCM Funds - Fund name (incl. Institutional Class for the Small Cap Equity Fund and Equity Fund) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202

After your request is in “good order” the Fund will redeem your shares at the next NAV.
To be in “good order,” redemption requests must include the following documentation:

(a)	The share certificates, if issued;

(b)
A letter of instruction, if required, or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

(c)	Any required signature guarantees; and

(d)	Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianship, corporations, pension and profit sharing plans, and other organizations.

Signature Guarantees.  To protect your account, the Funds and U.S. Bancorp Fund Services, LLC from fraud, signature guarantees are required to enable the Funds to verify the identity of the person that has authorized a redemption from an account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to any person or bank account not on record, (2) share transfer requests, and (3) any redemption request if a change of address request has been received by the Transfer Agent within the last 15 days. A signature guarantee is also required when establishing or modifying certain services on an account.

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor. Please contact the Funds at 1-800-688-LKCM (option 1) for further details.

By Telephone.  If you indicated on your Account Registration Form, or have subsequently arranged in writing to do so, you may redeem shares by calling the Funds. You may have the redemption proceeds mailed by check to the primary registration address or wired directly to your bank. You may also have your proceeds sent via electronic funds transfer through the Automated Clearing House (ACH) network to your predetermined bank account. Other redemption fees may be applicable. See the section titled “Other Redemption Information” below. The Transfer Agent imposes a $15.00 fee for each wire redemption. There is no charge for an electronic funds transfer however the funds may not be available for 2-3 days. The redemption proceeds will be paid to the same bank and account as designated on the Account Registration Form or in written instructions subsequently received by the Funds. No telephone redemptions may be made within 15 days of any address change.

If you would like to arrange for redemption by wire or telephone or change the bank or account designated to receive redemption proceeds, you must send a written request to the Funds at the address listed above under “Redemption of Shares--By Mail.” The investor must sign such requests. Further documents and signature guarantees may be requested.

The Funds reserve the right to refuse a wire or telephone redemption. Procedures for redeeming shares by wire or telephone may be modified or terminated at any time. The Funds and the Transfer Agent will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Funds will use such procedures as are considered reasonable, including recording those instructions and requesting information as to account registration. To the extent that the Funds fail to use reasonable procedures as a basis for their belief, they may be liable for instructions that prove to be fraudulent or unauthorized. Once a telephone transaction has been placed, it cannot be canceled or modified.

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30-Day Redemption Fee.  If you redeem or exchange shares held for less than 30 days after the date of purchase, you will be subject to a 1.00% redemption fee. This fee will be deducted from the proceeds of your redemption. The holding period will be determined on a “first-in, first-out” basis, meaning the Fund shares purchased first will be redeemed first. Shares of the Funds held in qualified plans and accounts separately managed by the Adviser will not be subject to the redemption fee. However, transactions in shares of the Funds by financial intermediaries with whom the Funds do not have information sharing agreements in place may be subject to the redemption fee. The redemption fee is retained by the Funds for the benefit of its long-term shareholders. Redemption fees will not apply to shares acquired through the reinvestment of dividends, or to shares purchased through an Automatic Investment Plan.

Other Redemption Information.  Payment of the redemption proceeds will be made within seven calendar days after receipt of a redemption request in “good order.” Redemption proceeds for shares of the Funds purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen business days. Shareholders can avoid this delay by utilizing the wire purchase option.

Due to the relatively high cost of maintaining small accounts, the Funds reserve the right to redeem shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to redemption by the investor, the shares in the account do not have a value of at least $1,000. You will receive advance notice of a mandatory redemption and will be given at least 30 days to bring the value of the account up to at least $1,000.

The Funds may suspend the right of redemption or postpone the date at times when the NYSE is closed (other than customary weekend and holiday closings) or under any emergency circumstances as determined by the SEC.

The Funds have reserved the right to redeem in kind (i.e., in securities) any redemption request during any 90-day period in excess of the lesser of: (i) $250,000 or (ii) 1% of a Fund’s NAV being redeemed.

TRANSFER OF REGISTRATION

The registration of Fund shares may be transferred by writing to LKCM Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin, 53202-0701. As in the case of redemptions, the written request with signature(s) guaranteed must be received in “good order.”

VALUATION OF SHARES

Calculation of NAV.  NAV per share is computed by dividing the total value of the investments and other assets of a Fund, less any liabilities, by the total outstanding shares of the Fund. The NAV per share is determined as of the close of normal trading on the NYSE (generally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business. NAV is not determined on days the NYSE is closed. The NYSE is closed on weekends and most national holidays. The price at which a purchase order or redemption request is effected is based on the next calculation of NAV after the order is received by the Fund. A Fund’s NAV may not be calculated on days during which the Fund receives no orders to purchase shares and no shares are tendered for redemption. Because the International Fund invests in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the International Fund does not price its shares, the NAV of the International Fund may change on days when shareholders will not be able to purchase or redeem shares of the International Fund. In determining NAV, expenses are accrued and applied daily and investments for which market values are readily available are valued at market value.

24

Fair Value Procedures for the Funds.  The trading hours for most foreign securities end prior to the close of the NYSE, generally the time the Funds’ net asset values are calculated. The occurrence of certain events after the close of foreign markets, but prior to the close of the U.S. market (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the Fund may value foreign securities at fair value, taking into account such events, when it calculates its net asset value. In such cases, use of fair valuation can reduce an investor's ability to seek to profit by estimating the Funds’ NAV in advance of the time as of which NAV is calculated.

The Board of Trustees has also established procedures that permit the Adviser to fair value securities under certain circumstances, including if the value of a security is materially affected by an event occurring after its close of trading, if reliable market quotations are not readily available or for which the Funds’ pricing service does not provide a valuation or provides a valuation that in the judgment of the Adviser to the Funds holding such assets does not represent fair value. The Funds may also fair value a security if the Funds or the Adviser believes that the market price is stale. In addition, the Funds may use independent pricing services to assist in pricing portfolio securities.

There can be no assurance that the Funds could purchase or sell a portfolio security at the price used to calculate the Funds’ NAVs. In the case of fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security's present value. Fair valuations generally remain unchanged until new information becomes available. Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued by an independent pricing service, or based on market quotations.

Fair Value Procedures for the International Fund. Securities for which market prices are not “readily available,” or which cannot be valued using the methodologies described above, will generally be valued in accordance with the fair value procedures established by the Board. Foreign securities may be priced based upon fair value estimates (rather than closing foreign market prices) provided by an independent pricing service when price movements in the U.S. subsequent to the closing of foreign markets have exceeded a pre-determined threshold. The pricing service, its methodology or threshold may change from time to time.

Because the International Fund invests in securities that are traded primarily in foreign markets, a significant gap in time can exist between the time of a particular security’s last trade on a foreign market, and the time at which the International Fund calculates its NAV. If an event that could materially affect the value of the International Fund’s securities (a “Significant Event”) has occurred between the time the securities were last traded and the time that the International Fund calculates its NAV, the closing price of the International Fund’s securities may no longer reflect their market value at the time the International Fund calculates its NAV. In such a case, the International Fund may use fair value methods to value such securities.

Some of the Significant Events that may necessitate fair valuing a security include i) the security’s trading has been halted or suspended; ii) the security has been de-listed from an exchange; iii) the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; iv) the security has not been traded for an extended period of time; v) the security’s primary pricing source is not able or willing to provide a price; and vi) trading of the security is subject to local government-imposed restrictions.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. The International Fund, when using fair value procedures to price securities, may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. There can be no assurance that the International Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the International Fund determines its NAV.

Because some foreign markets are open on days when the International Fund does not price its shares, the value of a Fund’s holdings (and correspondingly, the International Fund’s NAV) could change at a time when you are not able to buy or sell Fund shares.

25

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

DIVIDENDS AND OTHER DISTRIBUTIONS

The Small Cap Equity, Equity and International Funds intend to declare and pay income dividends at least on an annual basis. The Balanced and Fixed Income Funds intend to declare and pay income dividends on a quarterly basis. The Funds intend to distribute net capital gains and net gains from foreign currency transactions, if any, on an annual basis. The Funds may make an additional distribution if necessary, to avoid income or excise taxes. Dividends and other distributions, if any, will automatically be paid in additional shares of the Funds unless the shareholder elects otherwise. Such election must be made in writing to the Funds. If an investor elects to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, the Funds reserve the right to reinvest the distribution check in the shareholder’s account at the Funds’ then current net asset value and to reinvest all subsequent distributions.

TAXES

Dividends, whether paid in cash or reinvested in additional shares, from a Fund’s net investment income, the excess of its net short-term capital gain over net long-term capital loss and its net gains from certain foreign currency transactions, if any, will be taxable to its shareholders as ordinary income (unless a shareholder is exempt from income tax or entitled to a tax deferral), except that a Fund’s dividends attributable to “qualified dividend income” (i.e., dividends it receives on stock of most U.S. and certain foreign corporations with respect to which it satisfies certain holding period, debt-financing and other restrictions) generally will be subject to a 15% maximum federal income tax rate for individual shareholders who satisfy those restrictions with respect to the shares on which the Fund dividends were paid. A portion of a Fund’s dividends—not exceeding the aggregate dividends it receives from domestic corporations only—also may be eligible for the dividends-received deduction allowed to corporations, subject to similar holding period, debt financing and other restrictions. However, dividends a corporate shareholder deducts pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax. There can be no assurance as to what portion, if any, of a Fund’s distributions will constitute qualified dividend income or be eligible for the dividends-received deduction.

Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss), whether paid in cash or reinvested in additional shares (or, if a Fund makes a certain election, any such excess that is retained by the Fund), will be taxable as long-term capital gain and also will be subject to a 15% maximum federal tax rate for individual shareholders; capital gain distributions to corporate shareholders remain subject to federal income tax at a maximum rate of 35%. The 15% maximum rate of federal income tax on individuals’ net capital gain, as well as the special rules relating to “qualified dividend income” described above, generally apply only through the last taxable year beginning before January 1, 2009. The classification of a capital gain distribution or retained capital gains (and, consequently, the applicable tax rate) is determined by the length of time that a Fund has held the securities that generated the gain and not the length of time you have held shares in such Fund. Shareholders will be notified annually as to the federal tax status of dividends and other distributions paid by a Fund.

Any dividends and other distributions a Fund declares in the months of October, November or December to shareholders of record on a date in such a month will be deemed to have been paid by the Fund and received by those shareholders on December 31 if the distributions are paid before February 1 of the following year. If you purchase shares of a Fund shortly before a distribution, you will be subject to income tax on the distribution, even though the value of your investment (plus cash received, if any) remains the same.

When a shareholder redeems shares of a Fund, the redemption may result in a taxable gain or loss, depending on whether the redemption proceeds are more or less than the shareholder’s adjusted basis in the shares. Any capital gain an individual shareholder recognizes on a redemption of his or her Fund shares that have been held for more than one year will qualify for the 15% maximum rate mentioned above. In addition, if Fund shares are bought within 30 days before or after selling other Fund shares at a loss, all or a portion of the loss will be deferred and will increase the basis of the newly purchased shares.

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Each Fund is required by federal law to withhold and remit to the U.S. Treasury 28% of reportable payments (which includes dividends, capital gain distributions and redemption proceeds, regardless of the extent to which gain or loss may be realized) otherwise payable to individuals and certain other non-corporate shareholders who fail to certify that the taxpayer identification number furnished to the Fund is correct or who furnish an incorrect number (together with the withholding described in the next sentence, “backup withholding”). Withholding at that rate also is required from each Fund’s dividends and capital gain distributions otherwise payable to such a shareholder who (1) is subject to backup withholding for failure to report the receipt of interest or dividend income properly or (2) fails to certify to the Fund that he or she is not subject to backup withholding or that it is a corporation or other exempt recipient. Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder's federal income tax liability or refunded.

Dividends and other distributions each Fund declares, as well as redemption proceeds, may also be subject to state and local taxes.

The foregoing summarizes some of the important income tax considerations generally affecting each Fund and its shareholders. Potential investors in the Funds should consult their tax advisers with specific reference to their own tax situation.

MASTER-FEEDER STRUCTURE

      The International Fund may in the future operate under a master/feeder structure. This means that the International Fund would be a “feeder” fund that attempts to meet its objective by investing all or a portion of its investable assets in a “master” fund with the same investment objective. The “master” fund would purchase securities for investment. If permitted by law at that time, the Board of Trustees may approve the implementation of such a structure for the International Fund without seeking shareholder approval if the investments in the master fund are in the best interests of the International Fund and their shareholders.

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FINANCIAL HIGHLIGHTS

The financial highlights tables set forth below are intended to help you understand the Funds’ financial performance for their periods of operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rates that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, are included in the Funds’ annual report for the year ended December 31, 2006, which is available free of charge upon request.

LKCM SMALL CAP EQUITY FUND
Institutional Class*
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2002
Net Asset Value - Beginning of Period	$21.12	$21.46	$19.54	$15.24	$17.29
Net investment income loss	(0.04)(1)	(0.05)(1)	(0.08)(1)	(0.08)(1)	(0.03)(2)
Net realized and unrealized gain (loss) on investments	3.22	3.17	4.40	5.38	(2.01)
Total from investment operations	3.18	3.12	4.32	5.30	(2.04)
Dividends from net investment income	—	—	—	—	(0.00)(3)
Distributions from net realized gains	(2.32)	(3.46)	(2.40)	(1.00)	(0.01)
Total dividends and distributions	(2.32)	(3.46)	(2.40)	(1.00)	(0.01)
Net Asset Value - End of Period	$21.98	$21.12	$21.46	$19.54	$15.24
Total Return	14.98%	14.42%	22.09%	34.71%	(11.79)%
Ratios and Supplemental Data:
Net assets, end of period (thousands)	$608,417	$370,988	$344,990	$266,842	$206,886
Ratio of expenses to average net assets	0.96%	0.99%	0.96%	0.97%	0.94%
Ratio of net investment loss to average net assets	(0.16)%	(0.23)%	(0.38)%	(0.45)%	(0.19)%
Portfolio turnover rate(4)	56%	56%	53%	43%	52%

*	On May 1, 2003 the Adviser Class Shares were effective and the initial class of shares were named Institutional Class Shares.
(1)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(2)	Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to considerations of adjustments for permanent book and tax differences.
(3)	Less than $(0.005).
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

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                            LKCM EQUITY FUND
                            Institutional Class
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2002
Net Asset Value - Beginning of Period	$13.30	$13.09	$12.24	$9.98	$11.76
Net investment income	0.14	0.11	0.11	0.07	0.06
Net realized and unrealized gain (loss) on investments	1.55	0.52	0.85	2.26	(1.78)
Total from investment operations	1.69	0.63	0.96	2.33	(1.72)
Dividends from net investment income	(0.14)	(0.12)	(0.11)	(0.07)	(0.06)
Distributions from net realized gains	(0.42)	(0.30)	—	—	—
Total dividends and distributions	(0.56)	(0.42)	(0.11)	(0.07)	(0.06)
Net Asset Value - End of Period	$14.43	$13.30	$13.09	$12.24	$9.98
Total Return	12.65%	4.80%	7.88%	23.38%	(14.64)%
Ratios and Supplemental Data:
Net assets, end of period (thousands)	$50,385	$46,510	$37,240	$33,729	$24,672
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	1.06%	1.10%	1.18%	1.18%	1.05%
After expense waiver and/or reimbursement	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income to average net assets:
Before waiver and/or expense reimbursement	0.71%	0.60%	0.54%	0.33%	0.29%
After expense waiver and/or reimbursement	0.97%	0.90%	0.92%	0.71%	0.54%
Portfolio turnover rate	24%	21%	28%	14%	44%

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LKCM BALANCED FUND

	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2002
Net Asset Value - Beginning of Period	$12.42	$11.85	$11.29	$9.86	$11.44
Net investment income	0.25	0.21	0.22	0.19	0.23
Net realized and unrealized gain (loss) on investments	1.13	0.48	0.57	1.42	(1.59)
Total from investment operations	1.38	0.69	0.79	1.61	(1.36)
Dividends from net investment income	(0.26)	(0.12)	(0.23)	(0.18)	(0.21)
Distributions from net realized gains	(0.18)	—	—	—	(0.01)
Total dividends and distributions	(0.44)	(0.12)	(0.23)	(0.18)	(0.22)
Net Asset Value - End of Period	$13.36	$12.42	$11.85	$11.29	$9.86
Total Return	11.22%	5.87%	7.10%	16.59%	(11.97)%
Ratios and Supplemental Data:
Net assets, end of period (thousands)	$9,922	$9,232	$8,408	$8,753	$7,298
Ratio of expenses to average net assets:
Before expense reimbursement	1.45%	1.47%	1.49%	1.52%	1.66%
After expense reimbursement	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income to average net assets:
Before expense waiver and/or reimbursement	1.30%	1.03%	1.20%	1.09%	1.31%
After expense waiver and/or reimbursement	1.95%	1.70%	1.89%	1.81%	2.17%
Portfolio turnover rate	12%	24%	19%	24%	17%

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LKCM FIXED INCOME FUND

	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2002
Net Asset Value - Beginning of Period	$10.24	$10.42	$10.52	$10.61	$10.48
Net investment income	0.44	0.36	0.39	0.42	0.51
Net realized and unrealized gain (loss) on investments	(0.05)	(0.18)	(0.10)	(0.08)	0.13
Total from investment operations	0.39	0.18	0.29	0.34	0.64
Dividends from net investment income	(0.44)	(0.36)	(0.39)	(0.43)	(0.51)
Net Asset Value - End of Period	$10.19	$10.24	$10.42	$10.52	$10.61
Total Return	3.96%	1.79%	2.77%	3.25%	6.32%
Ratios and Supplemental Data:
Net assets, end of period (thousands)	$106,082	$115,599	$93,283	$68,354	$56,565
Ratio of expenses to average net assets:
Before expense reimbursement	0.74%	0.76%	0.75%	0.77%	0.75%
After expense reimbursement	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets:
Before expense waiver and/or reimbursement	4.14%	3.56%	3.78%	3.98%	4.96%
After expense waiver and/or reimbursement	4.23%	3.67%	3.88%	4.10%	5.06%
Portfolio turnover rate	30%	40%	27%	58%	40%

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LKCM INTERNATIONAL FUND

	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2002
Net Asset Value - Beginning of Period	$11.10	$9.40	$8.52	$6.41	$8.07
Net investment income	0.10(1)	0.02(1)	0.04(1)	0.07(2)	0.08(1)
Net realized and unrealized gain (loss) on investments	2.95	1.91	0.95	2.13	(1.60)
Total from investment operations	3.05	1.93	0.99	2.20	(1.52)
Redemption fees	—	—	—	0.02	—
Dividends from net investment income	(0.16)	(0.23)	(0.11)	(0.11)	(0.14)
Distributions from net realized gains	(0.50)	—	—	—	—
Total dividend and distributions	(0.66)	(0.23)	(0.11)	(0.11)	(0.14)
Net Asset Value - End of Period	$13.49	$11.10	$9.40	$8.52	$6.41
Total Return	27.51%	20.49%	11.59%	34.68%	(18.86)%
Ratios and Supplemental Data:
Net assets, end of period (thousands)	$136,295	$81,900	$42,104	$41,189	$31,542
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	1.34%	1.99%	1.67%	1.99%	1.55%
After expense waiver and/or reimbursement	1.20%	1.20%	1.20%	1.20%	1.20%
Ratio of net investment income (loss) to average net assets:
Before expense waiver and/or reimbursement	0.62%	(0.57)%	0.01%	0.25%	0.68%
After expense waiver and/or reimbursement	0.76%	0.22%	0.48%	1.04%	1.03%
Portfolio turnover rate	141%	56%(3)	N/A	N/A	N/A
(1) Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(2) Net investment income per share is calculated using the ending balance of undistributed net investment income prior to consideration of adjustments for permanent book and tax differences.
(3) On August 29, 2005, the Fund began investing directly in foreign securities again instead of investing all of its investable assets into the TT EAFE Portfolio. Portfolio turnover rate is provided for the period August 29, 2005 through December 31, 2005.

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LKCM FUNDS
PRIVACY NOTICE

At LKCM Funds, we are committed to safeguarding the confidentiality and privacy of personal information about our shareholders. This privacy notice describes the policies and procedures we have implemented to protect the privacy of your personal information as well as the sources through which we may obtain personal information about you.

How We Protect Your Personal Information

Protecting your personal information is an important priority at LKCM Funds. Accordingly, we have implemented policies and procedures designed to safeguard your personal information from unauthorized access. Pursuant to these policies and procedures, we maintain various physical, electronic, and procedural safeguards to protect the security and confidentiality of your personal information, and we adapt these safeguards to respond to evolving technological and other standards.

In addition, we do not disclose any nonpublic personal information about you to anyone, except as permitted by law.

How We Obtain Your Personal Information

We collect nonpublic personal information about you from the following sources:

•	Information provided by you or your representatives, whether through discussions with our representatives, documentation that you or your representatives provide to us, or otherwise; and

•	Information arising from your investments and your account experience with us.

Please do not hesitate to contact us if you have any questions regarding the measures we have implemented to protect the privacy of your personal information.

Not a Part of the Prospectus

33

LKCM Funds

For more information
You may obtain the following and other information on the LKCM Funds free of charge:

Annual and Semi-Annual Reports to Shareholders
The annual and semi-annual reports provide the Funds’ most recent financial reports and portfolio listings. The annual report contains a discussion of the market conditions and investment strategies that affected the Funds’ performance during the last fiscal year.

Statement of Additional Information (SAI) dated May 1, 2007
The SAI is incorporated into this prospectus by reference (i.e., legally made a part of this Prospectus). The SAI provides more details about the Funds’ policies and management.

To receive any of these documents or make inquiries to the Funds:

By Telephone:
1-800-688-LKCM

By Mail:
LKCM Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

From the Funds’ Website:
You can access the Funds’ SAI, Annual Report and Semi-Annual Reports on the Funds’ website at: http://www.lkcm.com

On the Internet:
Text only versions of Fund documents can be viewed online or downloaded from the EDGAR database on the SEC’s Internet site at: http://www.sec.gov

From the SEC:
You may write to the SEC Public Reference Room at the regular mailing address or the e-mail address below and ask them to mail you information about the Funds, including the SAI. They will charge you a fee for this duplicating service. You can also visit the SEC Public Reference Room and copy documents while you are there. For more information about the operation of the Public Reference Room, call the SEC at the telephone number below.

Public Reference Section
Securities and Exchange Commission
Washington, D.C. 20549-0102

publicinfo@sec.gov
1-202-551-8090

Investment Company Act File # 811-8352

34

P R O S P E C T U S
May 1, 2007

LKCM FUNDS

301 COMMERCE STREET, SUITE 1600
FORT WORTH, TEXAS 76102
1-800-688-LKCM

ADVISER CLASS

THE LKCM SMALL CAP EQUITY FUND - seeks to maximize long-term capital appreciation

THE LKCM EQUITY FUND - seeks to maximize long-term capital appreciation

This Prospectus contains information you should consider before you invest in the LKCM Funds. Please read it carefully and keep it for future reference.

Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved of the securities offered by this Prospectus, nor has the SEC or any state securities commission passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

OVERVIEW	i
RISK/RETURN SUMMARY	1
FEES AND EXPENSES OF THE FUNDS	7
INVESTMENT OBJECTIVES	9
HOW THE FUNDS INVEST - PRINCIPAL INVESTMENT STRATEGIES	9
FUND MANAGEMENT	11
DISTRIBUTION OF FUND SHARES	12
PURCHASE OF SHARES	12
REDEMPTION OF SHARES	15
VALUATION OF SHARES	16
DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES	17
FINANCIAL HIGHLIGHTS	19

OVERVIEW

This Prospectus relates to the Adviser Class of the LKCM Small Cap Equity Fund and LCKM Equity Fund, (each a “Fund” and collectively the “Funds”). The Funds also offer Institutional Class shares in another prospectus. Adviser Class shares are sold through investment advisers, banks and other authorized representatives who have entered into an agreement with Quasar Distributors, the Funds’ distributor (the “Distributor”). Contact your financial adviser to buy shares of the Funds. The Funds are managed by Luther King Capital Management Corporation (the “Adviser”).

In deciding whether to invest in the Adviser Class shares of the Funds you should rely on information in this Prospectus or the Statement of Additional Information (the “SAI”). The Funds have not authorized others to provide additional information. The Funds do not authorize the use of this Prospectus in any state or jurisdiction in which such offering may not legally be made.

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RISK/RETURN SUMMARY

OBJECTIVES AND PRINCIPAL STRATEGIES OF THE FUNDS

Generally, the Adviser selects securities for the Funds by identifying high quality companies based on various financial and fundamental criteria and determining which companies are undervalued in the marketplace.

The Small Cap Equity Fund’s objective is to maximize long-term capital appreciation. The Fund attempts to achieve this goal by primarily choosing investments that the Adviser believes are likely to have above-average growth in revenue and/or earnings and potential for above-average capital appreciation. The Fund invests under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of smaller companies. Smaller companies are those with market capitalizations at the time of investment between $400 million and $2 billion. The Fund is not required to sell equity securities whose market values appreciate or depreciate outside this market capitalization range. In addition, the Fund may purchase additional equity securities of companies with market capitalizations outside of this range, provided that the Fund’s initial investment in the securities was within this market capitalization range or otherwise exempted. These equity securities include common stocks, preferred stocks, securities convertible into common stock, rights and warrants. The Adviser’s primary strategy in managing the Fund is to identify high quality companies based on various financial and fundamental criteria such as consistently high profitability, strong balance sheets, competitive advantages, high and/or improving financial returns, free cash flow and reinvestment opportunities, and prominent market share positions.

The Equity Fund’s objective is to maximize long-term capital appreciation. The Fund attempts to achieve this goal by primarily choosing investments that the Adviser believes are likely to have above-average growth in revenue and/or earnings, above-average returns on shareholders’ equity and under-leveraged balance sheets, and potential for above-average capital appreciation. The Fund invests under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. These equity securities include common stocks, preferred stocks, securities convertible into common stocks, rights and warrants. The Adviser’s primary strategy in managing the Fund is to identify high quality companies based on various financial and fundamental criteria such as consistently high profitability, strong balance sheets, competitive advantages, high and/or improving financial returns, free cash flow and reinvestment opportunities, and prominent market share positions. The Fund may invest in equity securities of small, mid and large capitalization companies.

The Small Cap Equity and Equity Funds each has adopted a non-fundamental policy to notify its shareholders at least 60 days before it changes its 80% investment policy as described above.

The Funds cannot guarantee that they will achieve their goals. For more information, see “How the Funds Invest.”

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

The principal risks of investing in the Small Cap Equity and Equity Funds are discussed below. You should be aware that you may lose money by investing in the Funds.

• Stock Market Risk:
Funds that invest in equity securities are subject to stock market risks and significant fluctuations in value. Factors that affect the stock market include domestic and foreign economic growth or decline, interest rate levels and political events. These factors may negatively affect the markets and, thus, an investment in any of the Funds may decline. Decreases in the value of stocks are generally greater than for bonds or other debt investments.

• Stock Selection Risk:	Value stocks selected by the Adviser may decline in value or not increase in value when the stock market in general is rising.

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• Inflation Risk:
Stocks may fall in value due to higher actual or anticipated inflation. Further, a rapid increase in prices for goods and services may have an adverse effect on corporate profits and consumer spending, which also may result in lower stock values.

In addition, the Small Cap Equity Fund is subject to additional principal risks:

• Small Cap Risk:
Small capitalization companies may not have the size, resources or other assets of mid or large capitalization companies. These small capitalization companies may be subject to greater market risks and fluctuations in value than mid or large capitalization companies and may not correspond to changes in the stock market in general.

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PAST PERFORMANCE

The performance information that follows gives some indication of how each Fund’s performance can vary. The bar charts indicate the risks of investing in the Funds by showing the performance of each Fund from year to year (on a calendar year basis). The tables indicate the risks of investing in the Funds by showing each Fund’s average annual returns compared to a broad-based securities market index.

The Adviser Class of the Small Cap Equity Fund commenced sales on June 5, 2003. However, another class of shares of the Fund not offered in this Prospectus commenced operations on July 14, 1994. In the chart and table below, performance results before June 5, 2003 are for the Institutional Class of the Small Cap Equity Fund. Because the other class had lower expenses, its performance was better than the Adviser Class of the Fund would have realized in the same period. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The Adviser Class of the Equity Fund has not commenced sales. However, another class of shares of the Fund not offered in this Prospectus commenced operations on January 3, 1996. In the chart and table below, performance results are for the Institutional Class of the Equity Fund. Because the other class had lower expenses, its performance was better than the Adviser Class of Fund would have realized in the same period. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future if sales thereof commence.

The information shown assumes reinvestment of dividends and distributions. After-tax returns as shown in the following tables are intended to show the impact of assumed federal income taxes on an investment in the Fund. Each Fund’s “Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gain distributions), but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in shares of the Fund. Each Fund’s “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. Actual after-tax returns depend on your tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts because such accounts are only subject to taxes upon redemption. Please remember that a Fund’s past performance (before and after taxes) does not reflect how the Fund may perform in the future.

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Small Cap Equity Fund
Calendar Year Returns as of 12/31*

*2003 return is a composite of the Institutional Class return from January 1, 2003 through June 4, 2003 and the Adviser Class return from June 5, 2003 (commencement of sales) through December 31, 2003.

Best and Worst Quarterly Returns
16.15%	(2nd quarter, 2003)
-18.98%	(3rd quarter, 1998)

Average Annual Total Returns
as of December 31, 2006

	1 Year*	5 Years**	10 Years**
Small Cap Equity Fund
Return Before Taxes	14.72%	13.60%	11.81%
Return After Taxes on Distributions	13.07%	12.26%	9.96%
Return After Taxes on Distributions and Sale of Fund Shares	11.79%	11.75%	9.66%
Russell 2000 Index (2)	18.37%	11.39%	9.44%
Lipper Small-Cap Core Funds Index (3)	13.70%	10.50%	10.32%

(1)	The Adviser Class of the Fund commenced operations on June 5, 2003.
(2)
The Russell 2000 Index is an unmanaged index comprised of the smallest 2000 companies in the Russell 3000 Index, representing approximately 8% of the Russell 3000 Index total market capitalization. The Russell 3000 Index is an unmanaged index that measures the performance of the 3000 largest U.S. companies, based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. As of the latest reconstitution, the average market capitalization of the Russell 2000 Index was approximately $763 million. The Index does not reflect a deduction for fees, expenses or taxes.

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(3)
The Lipper Small-Cap Core Funds Index is an unmanaged index consisting of small-cap core funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median market capitalization of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap core funds have more latitude on the companies in which they invest. These funds will normally have an average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value, comparable to those companies included in to the S&P Small Cap 600 Index. The Index does not reflect a deduction for fees, expenses or taxes.

*	Fund returns reflect Adviser Class returns.
**	Fund returns reflect a composite of Adviser Class and Institutional Class returns.

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Equity Fund-Institutional Class
Calendar Year Returns as of 12/31

Best and Worst Quarterly Returns
17.83%	(4th quarter, 1999)
-12.98%	(3rd quarter, 2002)

Average Annual Total Returns
as of December 31, 2006

	1 Year	5 Years	10 Years
Equity Fund-Institutional Class
Return Before Taxes	12.65%	6.05%	7.94%
Return After Taxes on Distributions	12.02%	5.73%	6.49%
Return After Taxes on Distributions and Sale of Fund Shares	9.06%	5.17%	6.25%
S&P 500 Index (1)	15.79%	6.19%	8.42%
Lipper Large-Cap Core Funds Index (2)	13.39%	5.00%	7.27%

(1)
The S&P 500 Index is an unmanaged index that consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The “500” is one of the most widely used benchmarks of U.S. equity performance. The Index does not reflect a deduction for fees expenses or taxes.

(2)
The Lipper Large-Cap Core Funds Index is an unmanaged index consisting of large-cap core funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds will typically have an average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value, comparable to the S&P 500. The Index does not reflect a deduction for fees expenses or taxes.

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FEES AND EXPENSES OF THE FUNDS

The following table illustrates the fees and expenses that you may pay if you buy and hold shares of the Funds. Other Expenses of the Small Cap Equity Fund  in the following table reflect expenses incurred for the fiscal year ended December 31, 2006. The Adviser Class shares of the Equity Fund did not commence sales in 2006, so the Other Expenses in the following table reflect estimated expenses that would be incurred if sales commenced during 2007.

SHAREHOLDER FEES (fees paid directly from your investment)

	Small Cap Equity Fund	Equity Fund
Redemption Fee (as a % of amount redeemed) (1)	1.00%	1.00%
Exchange Fee (2)	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)(3)

	Adviser Class
	Small Cap Equity Fund	Equity Fund
Management Fees (6)	0.75%	0.70%
Distribution and Service (12b-1) Fees (4)	0.25%	0.25%
Other Expenses (5) (6)	0.21%	0.37%
Acquired Fund Fees and Expenses (5)	0.02%	0.00%
Total Annual Fund Operating Expenses (6)	1.23%	1.32%

(1)
The Funds charge a redemption fee for redemptions (including redemptions via exchanges) of shares held for less than 30 days. See “Redemption of Shares - 30-Day Redemption Fee” for additional information. You may be charged a $15.00 fee for wire redemptions.

(2)	The Funds’ transfer agent (the “Transfer Agent”) charges a $5.00 fee for each exchange via telephone.
(3)
Fund operating expenses are deducted from Fund assets before computing the daily share price or making distributions. As a result, they will not appear on your account statement, but instead they will reduce the amount of total return you receive.

(4)
The Funds have adopted a Rule 12b-1 Plan under which the Adviser Class of each Fund may pay up to 1.00% of its average daily net assets for distribution and other services. However, the Board of Trustees has currently only authorized a fee of 0.25% of the Fund’s average daily net assets.

(5)
The Funds are required to disclose “Acquired Fund Fees and Expenses” in the above fee table. Acquired Fund Fees and Expenses are indirect fees that funds incur from investing in the shares of other mutual funds (“Acquired Fund(s)”). The indirect fee represents a pro rata portion of the cumulative expenses charged by the Acquired Fund. Acquired Fund Fees and Expenses are reflected in the Acquired Fund’s net asset value. Please note that the Total Annual Fund Operating Expenses in the table above do not correlate to the ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of this prospectus. Without Acquired Fund Fees and Expenses, the Total Annual Fund Operating Expenses for the Funds’ Adviser Class shares would have been 1.21% for the Small Cap Equity Fund, and the Total Annual Fund Operating Expenses would have been 1.21% for the Small Cap Equity Fund, after the fee waiver.

(6)
The Adviser has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Small Cap Equity and Equity Funds’ Other Expenses to limit the Total Annual Fund Operating Expenses for the Funds’ Adviser Class shares to 1.25% and 1.05%, respectively. These expense limitations exclude interest, taxes, brokerage commissions and extraordinary expenses. The Adviser may choose to terminate these waivers or revise the limits on Total Annual Fund Operating Expenses at any time. If the waivers or reimbursements were included in the calculation above, “Management Fees”, “Distribution and Service (12b-1) Fees”, “Other Expenses” and “Total Annual Fund Operating Expenses” would be as follows:

	Small Cap Equity Fund	Equity Fund
Management Fees	0.75%	0.44%
Distribution and Service (12b-1) Fees	0.25%	0.25%
Other Expenses	0.21%	0.36%
Total Annual Fund Operating Expenses	1.21%	1.05%

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EXAMPLE

The following Example is intended to help you compare the costs of investing in the Adviser Class of a Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Adviser Class of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and distributions have been reinvested, and that the Adviser Class of a Fund’s operating expenses remain the same. The costs calculated below do not reflect the Adviser’s voluntary expense waiver. Although your actual costs may be higher or lower, based on these assumptions your costs would be as follows:

	One Year	Three Years	Five Years	Ten Years
Small Cap Equity Fund	$125	$390	$675	$1,487
Equity Fund	$134	$418	$723	$1,590

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INVESTMENT OBJECTIVES

The investment objective of the Small Cap Equity Fund is to maximize long-term capital appreciation.

The investment objective of the Equity Fund is to maximize long-term capital appreciation.

HOW THE FUNDS INVEST - PRINCIPAL INVESTMENT STRATEGIES

SMALL CAP EQUITY AND EQUITY FUNDS

The Adviser follows a long-term investment philosophy grounded in the fundamental analysis of individual companies. The Adviser’s primary approach to equity-related investing has two distinct but complementary components. First, the Adviser seeks to identify high quality companies based on various financial and fundamental criteria. Companies meeting these criteria will exhibit most of the following characteristics:

•	Consistently high profitability levels;

•	Strong balance sheet quality;

•	Competitive advantages;

•	Prominent market share positions;

•	Ability to generate excess cash flow after capital expenditures;

•	Management with a significant ownership stake in the company; and

•	Under-valuation based upon various quantitative criteria.

The Adviser also invests in companies whose assets the Adviser has determined are undervalued in the marketplace. These include companies with tangible assets as well as companies that own valuable intangible assets. As with the primary approach described above, both qualitative as well as quantitative factors are important criteria in the investment analysis.

The LKCM Small Cap Equity Fund.  The Small Cap Equity Fund seeks to achieve its investment objective by investing under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of smaller companies which the Adviser believes are likely to have above-average growth in revenue and/or earnings and potential for above-average capital appreciation. Smaller companies are those with market capitalizations at the time of investment between $400 million and $2 billion. The Fund is not required to sell equity securities whose market values appreciate or depreciate outside this market capitalization range. In addition, the Fund may purchase additional equity securities of companies with market capitalizations outside of this range, provided that the Fund’s initial investment in the securities was within this market capitalization range or otherwise exempted. These equity securities include common stocks, preferred stocks, securities convertible into common stock, rights and warrants.

The LKCM Equity Fund. The Equity Fund seeks to achieve its investment objective by investing under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies which the Adviser believes are likely to have above-average growth in revenue and/or earnings with above-average returns on shareholders’ equity and under-leveraged balance sheets, and potential for above-average capital appreciation. The Fund invests a portion of its assets in companies whose public market value is less than the Adviser’s assessment of the companies’ value. These equity securities include common stocks, preferred stocks, securities convertible into common stocks, rights and warrants.

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PORTFOLIO HOLDINGS INFORMATION

The Funds make available its top ten and complete portfolio holdings on its website home page on a quarterly basis. The top ten and complete portfolio holdings information is available no earlier than 10 and 30 days after the end of the calendar quarter, respectively, and will remain available through at least the end of the current quarter. This information may be found on the Funds’ home page on its website. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information (“SAI”). The SAI is available by contacting the Funds at 1-800-688-LKCM or at www.lkcm.com.

MARKET TIMING POLICY

“Market timing” typically refers to the practice of frequent trading in the shares of mutual funds in order to exploit inefficiencies in fund pricing. Market timing transactions include trades in mutual fund shares that occur when the fund’s NAV does not fully reflect the value of the fund’s holdings - for example, when the fund has in its portfolio particular holdings, such as foreign or thinly traded securities, that are valued on a basis that does not include the most updated information possible. Market timing can have a dilutive effect on the value of the investments of long-term fund shareholders and can increase the transaction costs of a fund, which will be borne by all fund shareholders.

The LKCM Funds are typically intended for long-term investing. Market timing by Fund shareholders may adversely affect the Funds by interfering with portfolio management and increasing portfolio transaction and administrative costs. The Board of Trustees of the Funds has adopted policies and procedures to detect and prevent market timing activities in the Funds. To discourage market timing, the Funds charge a 1.00% redemption fee on shares exchanged or redeemed within 30 days of purchase (except on shares held in separate accounts of the Adviser). In addition, a Fund will temporarily suspend or terminate future purchase and exchange orders by investors or groups of investors who the Funds believe have engaged in market timing practices and which may have an adverse impact on the Funds. The Funds will also terminate, without notice, the exchange privilege of any investor who, in the opinion of the Funds, uses the exchange privilege excessively.

The Funds and/or the Adviser monitor for market timers and attempt to detect abusive trading practices. The criteria and techniques may change from time to time as determined by the Funds or the Adviser. The transfer agent will reject any purchase or exchange order, in whole or in part, including trading that the Funds or the Adviser believe may be excessive in frequency and/or amount or otherwise potentially disruptive to the affected Funds. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur.

Furthermore, due to the complexity involved in identifying abusive trading activity and the volume of shareholder transactions the Funds handle, there can be no assurance that the efforts of the Funds or the Adviser will identify all trades or trading practices that may be considered abusive. In addition, the ability of the Funds or the Adviser to monitor trades that are placed by individual shareholders within omnibus and retirement accounts maintained by financial intermediaries may be limited. However, the Funds and the Adviser attempt to monitor aggregate trades placed in omnibus accounts and seek to work with financial intermediaries to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the Funds have entered into agreements with certain financial intermediaries that generally require them to provide the Funds with information concerning those individual shareholders involved in any such aggregated trades. For those financial intermediaries with whom the Funds have not entered into such agreements, the Funds treat such intermediaries as individual shareholders for purposes of its market timing and redemption fee policies. However, there can be no assurance that the Funds or the Adviser will be able to detect and prevent abusive trading in accounts maintained by financial intermediaries through the foregoing measures or otherwise.

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TEMPORARY INVESTMENTS

To respond to adverse market, economic, political or other conditions, the Funds may invest in time deposits, commercial paper, certificates of deposits, short term corporate and government obligations, repurchase agreements and bankers’ acceptances. To the extent that a Fund engages in a temporary, defensive strategy, the Fund may not achieve its investment objective.

FUND MANAGEMENT

INVESTMENT ADVISER

Luther King Capital Management Corporation, 301 Commerce Street, Suite 1600, Fort Worth, Texas 76102, serves as the investment adviser to the Funds. The Adviser was founded in 1979 and provides investment counseling services to employee benefit plans, endowment funds, foundations, common trust funds, and high net-worth individuals. As of December 31, 2006, the Adviser had in excess of $7.2 billion in assets under management.

Under an Investment Advisory Agreement with the Funds, the Funds pay the Adviser an advisory fee as set forth below under “Contractual Fee,” calculated by applying a quarterly rate, equal on an annual basis to the following numbers shown as a percentage of average daily net assets for the quarter. However, until further notice, the Adviser has voluntarily agreed to waive its advisory fees and/or reimburse expenses for the Small Cap Equity Fund and Equity Fund to limit each Fund’s total annual operating expenses to 1.25% and 1.05% respectively, of average daily net assets. A discussion regarding the basis for the Board of Trustees approving the Investment Advisory Agreement is available in the Funds’ semi-annual report to shareholders, for the six-month period ending June 30, 2006.

The advisory fees for the Funds for the fiscal year ended December 31, 2006 were as follows:

	Contractual Fee	Fee Actually Charged
Small Cap Equity Fund	0.75%	0.75%
Equity Fund*	0.70%	N/A
*As of the date of this Prospectus, the Equity Fund - Adviser Class had not commenced sales.

Any waivers or reimbursements will have the effect of lowering the overall expense ratio for the applicable Fund and increasing its overall return to investors at the time any such amounts were waived and/or reimbursed.

PORTFOLIO MANAGERS

J. Luther King, Jr. is responsible for the day-to-day management of the Equity Fund and has been since the Fund’s inception. Mr. King also shares day-to-day management responsibility of the Small Cap Equity Fund and other funds in the LKCM Fund complex. Mr. King has been President, Principal and Portfolio Manager of the Adviser since 1979.

Steven R. Purvis shares the day-to-day management responsibility of the Small Cap Equity Fund together with Mr. King. Mr. Purvis has been Portfolio Manager and Analyst with the Adviser since 1996, and Principal since 2004.

Paul W. Greenwell shares the day-to-day management responsibility of the Equity Fund. Mr. Greenwell has been a Portfolio Manager of the Adviser since 1983 and Principal since 1986.

The Statement of Additional Information provides additional information about the Portfolio Managers’ compensation, other accounts managed, and ownership of securities of the Funds.

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DISTRIBUTION OF FUND SHARES

DISTRIBUTOR

Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, WI 53202, a registered broker-dealer and member of the National Association of Securities Dealers, Inc., distributes the Funds’ shares.

DISTRIBUTION PLAN

The Funds have adopted an Adviser Class distribution plan under Rule 12b-1 of the Investment Company Act of 1940 (“Rule 12b-1 Plan”) that allows the Funds to pay distribution and service fees for the sale and distribution of shares and for services provided to shareholders. The Rule 12b-1 Plan authorizes the Funds to pay up to 1.00% of average daily net assets for distribution and other services. Currently, the Board of Trustees has only authorized a fee of 0.25% of the average daily net asset value of the Funds’ shares. The distribution plan allows the Funds to finance activities that promote the sale of the Funds’ shares such as printing prospectuses and reports and preparing and distributing advertising material and sales literature with Fund assets. Because the fees are paid out of the Adviser Class assets on an ongoing basis, the fees paid under the Rule 12b-1 Plan can increase the cost of your investment and could cost you more than paying other types of sales charges.

PURCHASE OF SHARES

You may purchase shares of each Fund at the net asset value (“NAV”) per share next determined after receipt of the purchase order. Each Fund determines NAV as of the close of normal trading of the New York Stock Exchange (“NYSE”) (generally 4:00 P.M. Eastern Time) each day that the NYSE is open for business.

INITIAL INVESTMENTS

Adviser Class shares are sold through investment advisers, banks and other authorized representatives who have entered into an agreement with the Distributor. Contact your financial adviser to buy shares of the Funds.

Through Your Financial Adviser. You may invest in shares of a Fund by contacting your financial adviser. Your financial adviser can help you open a new account and help you review your financial needs and formulate long-term investment goals and objectives. Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent.

The Funds have authorized certain broker-dealers to receive on their behalf purchase and redemption orders of Fund shares. These broker-dealers may designate intermediaries to receive Fund orders. The Funds are deemed to have received purchase and redemption orders for Fund shares when an authorized broker-dealer or its designee receives such orders. All such orders are executed at the next NAV calculated after the order is received by an authorized broker-dealer or its designee.

By Mail. Your financial adviser may open an account by completing and signing an Account Registration Form, and mailing it, together with a check ($10,000 minimum initial investment) payable to LKCM Funds. Your order will not be accepted until the completed Account Registration Form is received by the Funds or the Transfer Agent.

By regular mail to:	By express, registered or certified mail to:
LKCM Funds - Fund name - Adviser Class c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	LKCM Funds - Fund name - Adviser Class c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202

The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents.

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Once a Fund receives and accepts the Registration Form in the mail, payment for shares will be credited to your account at the NAV per share of the Fund next determined after receipt. If you purchase shares using a check and soon after make a redemption request, LKCM will honor the redemption request at the next determined NAV, but will not send you the proceeds until your purchase check has cleared (usually within 15 days). The Funds will not accept payment in cash, cashier's check or money orders. To prevent check fraud, the Funds will not accept third party checks, U. S. Treasury checks, credit card checks, travelers checks or starter checks for the purchase of shares. The Funds are unable to accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment. Payment should be made by check in U.S. dollars drawn on a U.S. bank, savings and loan or credit union. If your bank does not honor your check, you could be liable for any loss sustained by the Funds, as well as a service charge imposed by the Transfer Agent in the amount of $25.

In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your Account Application as part of the Funds’ Anti-Money Laundering Program. As requested on the Registration Form, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Please contact the Transfer Agent at 1-800-688-LKCM if you need additional assistance when completing your Registration Form.

If we do not have a reasonable belief of the identity of a shareholder, the account will be rejected or you will not be allowed to perform a transaction on the account until such information is received. The Funds may also reserve the right to close the account within 5 business days if clarifying information/documentation is not received.

By Wire. Your financial adviser may purchase shares of a Fund by wiring Federal funds ($10,000 minimum). If you are making your first investment in the Funds, before you wire funds, the Transfer Agent must have a completed account application. You can mail or overnight deliver your account application to the Transfer Agent. Upon receipt of your completed account application, the Transfer Agent will establish an account for you. The account number assigned will be required as part of the instruction that should be given to your bank to send the wire. The wire must be received by 4:00 P.M. (Eastern Time) in order to receive the same day’s NAV. Your bank must include both the name of the Fund you are purchasing and your name so that monies can be correctly applied. Your bank should transmit funds by wire to:

U.S. Bank, N.A.
777 E. Wisconsin Avenue
Milwaukee, WI 53202
ABA #075000022
For credit to U.S. Bancorp Fund Services, LLC
Account #112-952-137
For further credit to LKCM Funds
[Name of Fund], [Adviser Class]
[Shareholder account number]

Federal fund purchases will be accepted only on a day on which the Funds and the custodian are open for business. The Funds are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system.

SUBSEQUENT INVESTMENTS

By Mail or Wire. Your financial adviser may make additional investments at any time (minimum subsequent investment $1,000) by mailing a check payable to LKCM Funds to the address noted under “Initial Investments--By Mail.” Additional investments may also be made by wire. Before sending your wire, please contact the Transfer Agent at 1-800-688-LKCM to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire. Instruct your bank to wire monies as outlined above.

By Telephone. To make additional investments by telephone, you must check the appropriate box on your Account Registration Form authorizing telephone purchases. If you have given authorization for telephone transactions and your account has been open for at least 15 days, you may call the Funds toll free at 1-800-688-LKCM to move money, in the amount of $1,000 or more, from your bank account to your Fund account upon request. Only bank accounts held at U.S. institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions. For security reasons, requests by telephone will be recorded. Shares of the Funds will be purchased in your account at the NAV determined on the day your order is placed.

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AUTOMATIC INVESTMENT PROGRAM

The Automatic Investment Program (the “Program”) permits investors that own shares of a Fund with a value of $10,000 or more to purchase shares (minimum of $100 per transaction) at regular intervals selected by the investor. This Program provides a convenient method to have monies deducted from your checking or savings account, for investment into a Fund, on a monthly, bi-monthly, quarterly or semi-annual basis. Only bank accounts held at domestic institutions that are ACH Members may be used for this option. If you wish to change the amount of your investment or to terminate the plan, please contact the Transfer Agent five days prior to the effective date. Additionally, the Transfer Agent will charge a $25 fee for any payment returned. To establish the Program, an investor must complete the appropriate sections of the Account Registration Form. For additional information on the Program, please call 1-800-688-LKCM.

RETIREMENT PLANS

The Funds make available Individual Retirement Accounts (“IRAs”), including Simplified Employee Pension Plans, traditional IRAs, Roth IRAs and IRA “Rollover Accounts,” offered by U.S. Bancorp Fund Services, LLC. Detailed information on these plans is available by calling the Funds at 1-800-688-LKCM (option 1). Investors should consult with their own tax advisers before establishing a retirement plan.

OTHER PURCHASE INFORMATION

Each Fund reserves the right, in its sole discretion, to suspend the offering of its shares, to reject any purchase order, or to waive any minimum investment requirements.

Purchases of each Fund’s shares will be made in full and fractional shares of the Fund calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except at the written request of the shareholder. Certificates for fractional shares will not be issued.

EXCHANGING SHARES

Exchanges of all or a portion of your investment from one LKCM Fund to another may be made as long as the exchange is for the same class of shares of the other LKCM Fund. Any new account established through an exchange will be subject to the minimum investment requirements described above. Exchanges will be executed on the basis of the relative NAV of the shares exchanged after your request for an exchange is received. An exchange is considered to be a sale of shares for federal income tax purposes on which you may realize a taxable gain or loss. In addition, exchanges of shares held for less than 30 days will be subject to a 1.00% redemption fee (see “Redemption of Shares - 30-Day Redemption Fee” for additional information). Transfer Agent charges a $5.00 fee for each exchange via telephone. Call the Funds to learn more about exchanges.

Please Note: The Funds are intended as a long-term investment vehicle and not to provide a means of speculating on short-term market movements. In addition, excessive trading can hurt the Funds’ performance and shareholders. Therefore, each Fund may terminate, without notice, the exchange privilege of any investor who uses the exchange privilege excessively. The Funds may change or temporarily suspend the exchange privilege during unusual market conditions.

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REDEMPTION OF SHARES

Contact your financial adviser to redeem shares of the Funds. You may redeem shares of the Funds by mail or, if authorized, by telephone or wire. The Funds do not charge a fee for making redemptions, except with respect to wire redemptions or redemptions made within 30 days of purchase.

By Mail. You may redeem your shares by mailing a written request to:

By regular mail to:	By express, registered or certified mail to:
LKCM Funds - Fund name - Adviser Class c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	LKCM Funds - Fund name - Adviser Class c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202

After your request is in “good order” the Fund will redeem your shares at the next NAV.
To be in “good order,” redemption requests must include the following documentation:

(a)	The share certificates, if issued;

(b)
A letter of instruction, if required, or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

(c)	Any required signature guarantees; and

(d)	Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianship, corporations, pension and profit sharing plans, and other organizations.

Signature Guarantees. To protect your account, the Funds and U.S. Bancorp Fund Services, LLC from fraud, signature guarantees are required to enable the Funds to verify the identity of the person that has authorized a redemption from an account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to any person or bank account not on record, (2) share transfer requests, and (3) any redemption request if a change of address request has been received by the Transfer Agent within the last 15 days. A signature guarantee is also required when establishing or modifying certain services on an account.

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor. Please contact the Funds at 1-800-688-LKCM (option 1) for further details.

By Telephone. If you indicated on your Account Registration Form, or have subsequently arranged in writing to do so, you may redeem shares by calling the Funds. You may have the redemption proceeds mailed by check to the primary registration address or wired directly to your bank. You may also have your proceeds sent via electronic funds transfer through the Automated Clearing House (ACH) network to your predetermined bank account. Other redemption fees may be applicable. See the section titled “Other Redemption Information” below. The Transfer Agent imposes a $15.00 fee for each wire redemption. There is no charge for an electronic funds transfer however the funds may not be available for 2-3 days. The redemption proceeds will be paid to the same bank and account as designated on the Account Registration Form or in written instructions subsequently received by the Funds. No telephone redemptions may be made within 15 days of any address change.

If you would like to arrange for redemption by wire or telephone or change the bank or account designated to receive redemption proceeds, you must send a written request to the Funds at the address listed above under “Redemption of Shares--By Mail.” The investor must sign such requests. Further documents and signature guarantees may be requested.

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The Funds reserve the right to refuse a wire or telephone redemption. Procedures for redeeming shares by wire or telephone may be modified or terminated at any time. The Funds and the Transfer Agent will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Funds will use such procedures as are considered reasonable, including recording those instructions and requesting information as to account registration. To the extent that the Funds fail to use reasonable procedures as a basis for their belief, they may be liable for instructions that prove to be fraudulent or unauthorized. Once a telephone transaction has been placed, it cannot be canceled or modified.

30-Day Redemption Fee. If you redeem or exchange shares held for less than 30 days after the date of purchase, you will be subject to a 1.00% redemption fee. This fee will be deducted from the proceeds of your redemption. The holding period will be determined on a “first-in, first-out” basis, meaning the Fund shares purchased first will be redeemed first. Shares of the Funds held in qualified plans and accounts separately managed by the Adviser will not be subject to the redemption fee. However, transactions in shares of the Funds by financial intermediaries with whom the Funds do not have information sharing agreements in place may be subject to the redemption fee. The redemption fee is retained by the Funds for the benefit of its long-term shareholders. Redemption fees will not apply to shares acquired through the reinvestment of dividends, or to shares purchased through an Automatic Investment Plan.

Other Redemption Information. Payment of the redemption proceeds will be made within seven calendar days after receipt of a redemption request in “good order.” Redemption proceeds for shares of the Funds purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen business days. Shareholders can avoid this delay by utilizing the wire purchase option.

Due to the relatively high cost of maintaining small accounts, the Funds reserve the right to redeem shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to redemption by the investor, the shares in the account do not have a value of at least $1,000. You will receive advance notice of a mandatory redemption and will be given at least 30 days to bring the value of the account up to at least $1,000.

The Funds may suspend the right of redemption or postpone the date at times when the NYSE is closed (other than customary weekend and holiday closings) or under any emergency circumstances as determined by the SEC.

The Funds have reserved the right to redeem in kind (i.e., in securities) any redemption request during any 90-day period in excess of the lesser of: (i) $250,000 or (ii) 1% of a Fund’s NAV being redeemed.

TRANSFER OF REGISTRATION

The registration of Fund shares may be transferred by writing to LKCM Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin, 53202-0701. As in the case of redemptions, the written request with signature(s) guaranteed must be received in “good order.”

VALUATION OF SHARES

Calculation of NAV. NAV per share is computed by dividing the total value of the investments and other assets of a Fund, less any liabilities, by the total outstanding shares of the Fund. The NAV per share is determined as of the close of normal trading on the NYSE (generally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business. NAV is not determined on days the NYSE is closed. The NYSE is closed on weekends and most national holidays. The price at which a purchase order or redemption request is effected is based on the next calculation of NAV after the order is received by the Fund. A Fund’s NAV may not be calculated on days during which the Fund receives no orders to purchase shares and no shares are tendered for redemption. In determining NAV, expenses are accrued and applied daily and investments for which market values are readily available are valued at market value.

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Fair Value Procedures For the Funds. The trading hours for most foreign securities end prior to the close of the NYSE, generally the time the Funds’ net asset value is calculated. The occurrence of certain events after the close of foreign markets, but prior to the close of the U.S. market (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the Fund may value foreign securities at fair value, taking into account such events, when it calculates its net asset value. In such cases, use of fair valuation can reduce an investor's ability to seek to profit by estimating the Funds’ NAV in advance of the time as of which NAV is calculated.

The Board of Trustees has also established procedures that permit the Adviser to fair value securities under certain circumstances, including if the value of a security is materially affected by an event occurring after its close of trading, if reliable market quotations are not readily available or for which the Funds’ pricing service does not provide a valuation or provides a valuation that in the judgment of the Adviser to the Funds holding such assets does not represent fair value. The Funds may also fair value a security if the Funds or the Adviser believes that the market price is stale. In addition, the Funds may use independent pricing services to assist in pricing portfolio securities.

There can be no assurance that the Funds could purchase or sell a portfolio security at the price used to calculate the Funds’ NAVs. In the case of fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security's present value. Fair valuations generally remain unchanged until new information becomes available. Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued by an independent pricing service, or based on market quotations.

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

DIVIDENDS AND OTHER DISTRIBUTIONS

The Small Cap Equity and Equity Funds intend to declare and pay income dividends at least on an annual basis. The Funds intend to distribute net capital gains and net gains from foreign currency transactions, if any, on an annual basis. The Funds may make an additional distribution if necessary, to avoid income or excise taxes. Dividends and other distributions, if any, will automatically be paid in additional shares of the Funds unless the shareholder elects otherwise. Such election must be made in writing to the Funds. If an investor elects to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, the Funds reserve the right to reinvest the distribution check in the shareholder’s account at the Funds’ then current net asset value and to reinvest all subsequent distributions.

TAXES

Dividends, whether paid in cash or reinvested in additional shares, from a Fund’s net investment income, the excess of its net short-term capital gain over net long-term capital loss and its net gains from certain foreign currency transactions, if any, will be taxable to its shareholders as ordinary income (unless a shareholder is exempt from income tax or entitled to a tax deferral), except that a Fund’s dividends attributable to “qualified dividend income” (i.e., dividends it receives on stock of most U.S. and certain foreign corporations with respect to which it satisfies certain holding period, debt-financing and other restrictions) generally will be subject to a 15% maximum federal income tax rate for individual shareholders who satisfy those restrictions with respect to the shares on which the Fund dividends were paid. A portion of a Fund’s dividends—not exceeding the aggregate dividends it receives from domestic corporations only—also may be eligible for the dividends-received deduction allowed to corporations, subject to similar holding period, debt financing and other restrictions. However, dividends a corporate shareholder deducts pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax. There can be no assurance as to what portion, if any, of a Fund’s distributions will constitute qualified dividend income or be eligible for the dividends-received deduction.

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Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss), whether paid in cash or reinvested in additional shares (or, if a Fund makes a certain election, any such excess that is retained by the Fund), will be taxable as long-term capital gain and also will be subject to a 15% maximum federal tax rate for individual shareholders; capital gain distributions to corporate shareholders remain subject to federal income tax at a maximum rate of 35%. The 15% maximum rate of federal income tax on individuals’ net capital gain, as well as the special rules relating to “qualified dividend income” described above, generally apply only through the last taxable year beginning before January 1, 2009. The classification of a capital gain distribution or retained capital gains (and, consequently, the applicable tax rate) is determined by the length of time that a Fund has held the securities that generated the gain and not the length of time you have held shares in such Fund. Shareholders will be notified annually as to the federal tax status of dividends and other distributions paid by a Fund.

Any dividends and other distributions a Fund declares in the months of October, November or December to shareholders of record on a date in such a month will be deemed to have been paid by the Fund and received by those shareholders on December 31 if the distributions are paid before February 1 of the following year. If you purchase shares of a Fund shortly before a distribution, you will be subject to income tax on the distribution, even though the value of your investment (plus cash received, if any) remains the same.

When a shareholder redeems shares of a Fund, the redemption may result in a taxable gain or loss, depending on whether the redemption proceeds are more or less than the shareholder’s adjusted basis in the shares. Any capital gain an individual shareholder recognizes on a redemption of his or her Fund shares that have been held for more than one year will qualify for the 15% maximum rate mentioned above. In addition, if Fund shares are bought within 30 days before or after selling other Fund shares at a loss, all or a portion of the loss will be deferred and will increase the basis of the newly purchased shares.

Each Fund is required by federal law to withhold and remit to the U.S. Treasury 28% of reportable payments (which includes dividends, capital gain distributions and redemption proceeds, regardless of the extent to which gain or loss may be realized) otherwise payable to individuals and certain other non-corporate shareholders who fail to certify that the taxpayer identification number furnished to the Fund is correct or who furnish an incorrect number (together with the withholding described in the next sentence, “backup withholding”). Withholding at that rate also is required from each Fund’s dividends and capital gain distributions otherwise payable to such a shareholder who (1) is subject to backup withholding for failure to report the receipt of interest or dividend income properly or (2) fails to certify to the Fund that he or she is not subject to backup withholding or that it is a corporation or other exempt recipient. Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder's federal income tax liability or refunded.

Dividends and other distributions each Fund declares, as well as redemption proceeds, may also be subject to state and local taxes.

The foregoing summarizes some of the important income tax considerations generally affecting each Fund and its shareholders. Potential investors in the Funds should consult their tax advisers with specific reference to their own tax situation.

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FINANCIAL HIGHLIGHTS

The financial highlights table set forth below for the Small Cap Equity Fund - Adviser Class is intended to help you understand the Fund’s financial performance for its period of operations. Since the Equity Fund - Adviser Class had not commenced operations as of the date of this Prospectus, the financial highlights table for the Fund reflects information from the Institutional Class and is intended to help you understand the Fund’s financial performance for its periods of operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rates that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, are included in the Funds’ annual report for the year ended December 31, 2006, which is available free of charge upon request.

LKCM SMALL CAP EQUITY FUND
Adviser Class*

	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2004	June 5, 2003 through December 31, 2003
Net Asset Value - Beginning of Period	$20.95	$21.36	$19.51	$16.85
Net investment loss (1)	(0.09)	(0.11)	(0.13)	(0.08)
Net realized and unrealized gain on investments	3.19	3.16	4.38	3.74
Total from investment operations	3.10	3.05	4.25	3.66
Distributions from net realized gains	(2.32)	(3.46)	(2.40)	(1.00)
Net Asset Value - End of Period	$21.73	$20.95	$21.36	$19.51
Total Return	14.72%	14.16%	21.76%	21.66%(2)
Ratios and Supplemental Data:
Net assets, end of period (thousands)	$20,923	$8,589	$7,329	$3,636
Ratio of expenses to average net assets	1.21%	1.24%	1.21%	1.21%(3)
Ratio of net investment loss to average net assets	(0.41)%	(0.48)%	(0.63)%	(0.69)%(3)
Portfolio turnover rate(4)	56%	56%	53%	43%

Commencement of sales of the Adviser Class occurred on June 5, 2003. The financial highlights shown for periods before June 5, 2003 are the financial highlights of the Institutional Class of the Small Cap Equity Fund.
(1)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(2)	Not annualized.
(3)	Annualized.
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

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	Institutional Class*
	Year Ended December 31, 2003	Year Ended December 31, 2002
Net Asset Value - Beginning of Period	$15.24	$17.29
Net investment loss	(0.08)(1)	(0.03)(2)
Net realized and unrealized gain (loss) on investments	5.38	(2.01)
Total from investment operations	5.30	(2.04)
Dividends from net investment income	—	(0.00)(3)
Distributions from net realized gains	(1.00)	(0.01)
Total dividends and distributions	(1.00)	(0.01)
Net Asset Value - End of Period	$19.54	$15.24
Total Return	34.71%	(11.79)%
Ratios and Supplemental Data:
Net assets, end of period (thousands)	$266,842	$206,886
Ratio of expenses to average net assets	0.97%	0.94%
Ratio of net investment loss to average net assets	(0.45)%	(0.19)%
Portfolio turnover rate(4)	43%	52%

(1)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(2)	Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to considerations of adjustments for permanent book and tax differences.
(3)	Less than $(0.005).
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

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LKCM EQUITY FUND
Institutional Class

	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2002
Net Asset Value - Beginning of Period	$13.30	$13.09	$12.24	$9.98	$11.76
Net investment income	0.14	0.11	0.11	0.07	0.06
Net realized and unrealized gain (loss) on investments	1.55	0.52	0.85	2.26	(1.78)
Total from investment operations	1.69	0.63	0.96	2.33	(1.72)
Dividends from net investment income	(0.14)	(0.12)	(0.11)	(0.07)	(0.06)
Distributions from net realized gains	(0.42)	(0.30)	—	—	—
Total dividends and distributions	(0.56)	(0.42)	(0.11)	(0.07)	(0.06)
Net Asset Value - End of Period	$14.43	$13.30	$13.09	$12.24	$9.98
Total Return	12.65%	4.80%	7.88%	23.38%	(14.64)%
Ratios and Supplemental Data:
Net assets, end of period (thousands)	$50,385	$46,510	$37,240	$33,729	$24,672
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	1.06%	1.10%	1.18%	1.18%	1.05%
After expense waiver and/or reimbursement	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income to average net assets:
Before waiver and/or expense reimbursement	0.71%	0.60%	0.54%	0.33%	0.29%
After expense waiver and/or reimbursement	0.97%	0.90%	0.92%	0.71%	0.54%
Portfolio turnover rate	24%	21%	28%	14%	44%

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LKCM FUNDS
PRIVACY NOTICE

At LKCM Funds, we are committed to safeguarding the confidentiality and privacy of personal information about our shareholders. This privacy notice describes the policies and procedures we have implemented to protect the privacy of your personal information as well as the sources through which we may obtain personal information about you.

How We Protect Your Personal Information

Protecting your personal information is an important priority at LKCM Funds. Accordingly, we have implemented policies and procedures designed to safeguard your personal information from unauthorized access. Pursuant to these policies and procedures, we maintain various physical, electronic, and procedural safeguards to protect the security and confidentiality of your personal information, and we adapt these safeguards to respond to evolving technological and other standards.

In addition, we do not disclose any nonpublic personal information about you to anyone, except as permitted by law.

How We Obtain Your Personal Information

We collect nonpublic personal information about you from the following sources:

•	Information provided by you or your representatives, whether through discussions with our representatives, documentation that you or your representatives provide to us, or otherwise; and

•	Information arising from your investments and your account experience with us.

Please do not hesitate to contact us if you have any questions regarding the measures we have implemented to protect the privacy of your personal information.

Not a Part of the Prospectus

22

LKCM Funds

For more information
You may obtain the following and other information on the LKCM Funds free of charge:

Annual and Semi-Annual Reports to Shareholders
The annual and semi-annual reports provide the Funds’ most recent financial reports and portfolio listings. The annual report contains a discussion of the market conditions and investment strategies that affected the Funds’ performance during the last fiscal year.

Statement of Additional Information (SAI) dated May 1, 2007
The SAI is incorporated into this prospectus by reference (i.e., legally made a part of this Prospectus). The SAI provides more details about the Funds’ policies and management.

To receive any of these documents or make inquiries to the Funds:

By Telephone:
1-800-688-LKCM

By Mail:
LKCM Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

From the Funds’ Website:
You can access the Funds’ SAI, Annual Report and Semi-Annual Reports on the Funds’ website at: http://www.lkcm.com

On the Internet:
Text only versions of Fund documents can be viewed online or downloaded from the EDGAR database on the SEC’s Internet site at: http://www.sec.gov

From the SEC:
You may write to the SEC Public Reference Room at the regular mailing address or the e-mail address below and ask them to mail you information about the Funds, including the SAI. They will charge you a fee for this duplicating service. You can also visit the SEC Public Reference Room and copy documents while you are there. For more information about the operation of the Public Reference Room, call the SEC at the telephone number below.

Public Reference Section
Securities and Exchange Commission
Washington, D.C. 20549-0102

publicinfo@sec.gov
1-202-551-8090

Investment Company Act File # 811-8352

23

LKCM FUNDS

LKCM SMALL CAP EQUITY FUND
LKCM EQUITY FUND
LKCM BALANCED FUND
LKCM FIXED INCOME FUND
LKCM INTERNATIONAL FUND

301 COMMERCE STREET, SUITE 1600
FORT WORTH, TEXAS 76102

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2007

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectuses of each of the series of LKCM Funds (each a “Fund” and collectively the “Funds”) dated May 1, 2007, as such Prospectuses may be supplemented or revised from time to time. A copy of the Prospectuses may be obtained without charge by calling the Funds at (800) 688-LKCM.

The Funds’ audited financial statements for the year ended December 31, 2006 are incorporated herein by reference to the Funds’ 2006 Annual Report. A copy of the Annual Report may be obtained without charge by calling the Funds at (800) 688-LKCM.

Page

FUND ORGANIZATION	1

INVESTMENT LIMITATIONS	2

INVESTMENT OBJECTIVES AND POLICIES	4

TRUSTEES AND OFFICERS OF THE LKCM FUNDS	20

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS	25

PROXY VOTING PROCEDURES	27

INVESTMENT ADVISER	29

PORTFOLIO MANAGERS OF THE FUNDS	30

SUB-ADVISER	31

PORTFOLIO TRANSACTIONS AND BROKERAGE	34

PORTFOLIO TURNOVER	36

CUSTODIAN	37

ADMINISTRATOR	37

DISTRIBUTOR	37

DISTRIBUTION PLANS	38

CODE OF ETHICS	38

PURCHASE AND PRICING OF SHARES	38

REDEMPTIONS IN KIND	41

TAXATION	41

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	44

FINANCIAL STATEMENTS	44

In deciding whether to invest in the Funds, you should rely on information in this Statement of Additional Information and the Prospectuses. The Funds have not authorized others to provide additional information in any state or jurisdiction in which such offering may not legally be made.

FUND ORGANIZATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

The LKCM Funds (the “Trust”) is an open-end, diversified, management investment company commonly referred to as a mutual fund. Each Fund is a separate series of the Trust, a Delaware statutory trust that was established by a Declaration of Trust dated February 10, 1994. The Declaration of Trust permits the Trustees of the Trust to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series (“Funds”) of shares. Currently, the Trust offers nine series, five of which are the Small Cap Equity Fund, Equity Fund, Balanced Fund, Fixed Income Fund and International Fund and described more fully herein. The Small Cap Equity and Equity Funds offer two classes of shares—the Institutional Class and the Adviser Class. Pursuant to the Declaration of Trust, the Trustees may also authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed Funds with distinct investment objectives and policies and share purchase, redemption and net asset valuation procedures) with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. All consideration received by the Trust for shares of any additional series, and all assets in which such consideration is invested, would belong to that series and would be subject to the liabilities related thereto.

The Trustees, in their discretion, may authorize the division of shares of the Funds into different classes permitting shares of different classes to be distributed by different methods. Although shareholders of different classes would have an interest in the same Fund assets, shareholders of different classes may bear different expenses in connection with different methods of distribution.

When issued, the shares of the Funds are fully paid and non-assessable, have no preemptive or subscription rights and are fully transferable. There are no conversion rights. Each share of a Fund is entitled to participate equally in dividends and capital gains distributions and in the assets of the Fund in the event of liquidation. The shares of the Funds have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of a Fund.

The Funds are not required, and do not intend, to hold regular annual shareholder meetings. The Funds may hold special meetings for consideration of proposals requiring shareholder approval, such as changing fundamental policies, or upon the written request of 10% of the Trust’s shares to replace their Trustees. The Funds will assist in shareholder communication in such matters to the extent required by law.

The Trust has adopted a Multiple Class Plan pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended (the “1940 Act”), which details the attributes of the Institutional and Adviser Classes of the Small Cap Equity and Equity Funds. Generally, Adviser Class shares are subject to a Rule 12b-1 fee as described in the Adviser Class prospectus. Shares of the Institutional Class are not subject to a Rule 12b-1 fee at this time. More information regarding Rule 12b-1 Plans can be found under the sub-heading “Distribution Plans.”

SHAREHOLDER AND TRUSTEE LIABILITY

The Trust’s Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees, but this disclaimer may not be effective in some jurisdictions or as to certain types of claims. The Declaration of Trust further provides for indemnification out of the Trust’s property of any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office.

INVESTMENT LIMITATIONS

ALL FUNDS

In addition to the Funds’ investment objectives as set forth in the Prospectus, the Funds are subject to the following restrictions, which are fundamental policies and may not be changed without the approval of a majority of a Fund’s outstanding voting securities. As used herein, a “majority of a Fund’s outstanding voting securities” means the lesser of: (1) at least 67% of the voting securities of a Fund present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Fund.

As a matter of fundamental policy, each Fund will not:

(1)	invest in physical commodities or contracts on physical commodities;

(2)
purchase or sell real estate, although it may purchase and sell securities of companies that deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities that are secured by interests in real estate;

(3)
make loans except: (i) by purchasing debt securities in accordance with its investment objective and policies or entering into repurchase agreements; or (ii) with respect to the Small Cap Equity, Balanced, Fixed Income and International Funds, by lending their portfolio securities to banks, brokers, dealers and other financial institutions, so long as such loans are not inconsistent with the 1940 Act, or the rules and regulations or interpretations of the SEC thereunder;

(4)
with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer; provided, however, that the International Fund may invest all or any portion of its assets in one or more investment companies to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemption orders granted under such Act;

(5)
with respect to 75% of its assets, invest more than 5% of its total assets in the securities of any single issuer (other than obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities); provided, however, that the International Fund may invest all or any portion of its assets in one or more investment companies to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemption orders granted under such Act;

(6)
borrow money, except (i) from banks and as a temporary measure for extraordinary or emergency purposes (not for leveraging or investment) or (ii) with respect to the Small Cap Equity, Balanced, Fixed Income and International Funds in connection with reverse repurchase agreements provided that (i) and (ii) in combination do not exceed 33 1/3% of the Fund’s total assets (including the amount borrowed) less liabilities (exclusive of borrowings); and the Small Cap Equity and Equity Funds cannot buy additional securities if they borrow more than 5% of their total assets;

(7)
underwrite the securities of other issuers (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”) in the disposition of restricted securities); provided, however, that the International Fund may invest all or any portion of its assets in one or more investment companies to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemption orders granted under such Act;

(8)
acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the Fund’s total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; provided, however, that the International Fund may invest all or any portion of its assets in one or more investment companies to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemption orders granted under such Act; and

(9)
issue senior securities, except that this limitation shall not apply to: (i) evidence of indebtedness which the Fund is permitted to incur; (ii) shares of the separate classes or series of the Trust; or (iii) collateral arrangements with respect to currency-related contracts, futures contracts, options or other permitted investments, including deposits of initial and variation margin.

With the exception of fundamental investment limitation (6) above if a percentage limitation on the investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of a Fund’s assets will not require the sale of securities.

The Funds are also subject to the following restrictions, which are non-fundamental policies and may be changed by the Board of Trustees of the Trust (the “Board of Trustees”) without shareholder approval. As a matter of non-fundamental policy, each Fund will not:

(1)
purchase securities on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures; or sell securities short unless, by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions. Transactions in futures contracts, options and options on futures are not deemed to constitute selling securities short;

(2)	pledge, mortgage, or hypothecate any of its assets to an extent greater than 33 1/3% of its total assets at fair market value;

(3)
invest more than an aggregate of 15% of the net assets of the Funds in securities deemed to be illiquid, including securities which are not readily marketable, the disposition of which is restricted (excluding securities that are not registered under the Securities Act but which can be sold to qualified institutional investors in accordance with Rule 144A under the Securities Act and commercial paper sold in reliance on Section 4(2) of the Securities Act), repurchase agreements having maturities of more than seven days and certain over-the-counter options (“OTC Options”);

(4)
invest its assets in securities of any investment company, except by purchase in the open market involving only customary brokers’ commissions or in connection with mergers, acquisitions of assets or consolidations and except as may otherwise be permitted by the 1940 Act;

(5)	write or acquire options or interests in oil, gas or other mineral exploration or development programs or leases;

(6)
with respect to each of the Small Cap Equity Fund, Equity Fund and Fixed Income Fund, make any change in its investment policy of investing at least 80% of its net assets in the investments suggested by the Fund’s name without first providing the Fund’s shareholders with at least 60 days’ prior notice; and

(7)
with respect to the International Fund, invest less than 80% of its net assets (including borrowing, if any, for investment purposes) in securities that are tied economically to Europe, Australasia or the Far East without first providing the Fund’s shareholders with at least 60 days’ prior notice.

THE INTERNATIONAL FUND

Under normal circumstances, the International Fund will invest at least 80% of its net assets (including borrowings, if any, for investment purposes) in securities that are tied economically to Europe, Australasia or the Far East. This region includes those countries included in the Morgan Stanley Capital International Europe, Australasia and Far East Index. These securities may include, but are not limited to, those of issuers that are organized, are domiciled or principally operate in those countries, derive at least 50% of their revenue or income from their operations within those countries, have at least 50% of their assets in those countries or whose securities are principally traded on those countries’ securities markets. Shareholders of the International Fund will be provided with at least 60 days notice of any change in the policy regarding investing at least 80% of its assets in securities that are tied economically to Europe, Australasia or the Far East.

INVESTMENT OBJECTIVES AND POLICIES

The investment objectives and policies of the Funds are described in detail in the Prospectuses under the captions “Investment Objectives” and “How the Funds Invest.” Additional information about those policies is provided below.

EQUITY RELATED SECURITIES

The equity securities in which the Funds may invest include common stocks, preferred stocks, warrants and rights, and debt securities convertible into or exchangeable for common stock or other equity securities.

Common Stocks. Common stocks represent the residual ownership interest in the issuer. They are entitled to the income and increase in the value of the assets and business of the entity after all of its obligations, including preferred stock, are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Preferred Stock. Preferred stock offers a stated dividend rate payable from the corporation’s earnings. These preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. The rights of preferred stocks are generally subordinate to rights associated with a corporation’s debt securities. Dividends on some preferred stock may be “cumulative” if stated dividends from prior periods have not been paid. Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation, and may be “participating,” which means that it may be entitled to a dividend exceeding the stated dividend in certain cases.

Warrants and Rights. Warrants are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a short duration and are distributed by the issuer to its shareholders. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Convertible Securities. A convertible security is a bond, debenture, note or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk that the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party.

Securities Subject To Reorganization. The Funds may invest in equity securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of Luther King Capital Management Corporation, the investment adviser to the Funds (the “Adviser”), there is a reasonable prospect of capital appreciation significantly greater than the brokerage and other transaction expenses involved. Generally, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved, significantly undervalues the securities, assets or cash to be received by shareholders of the target company as a result of the contemplated transaction, or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires broad knowledge and experience on the part of the Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the offeror and the dynamics and business climate when the offer or proposal is in process. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover ratio of a Fund thereby increasing its brokerage and other transaction expenses. The Adviser intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both the risk involved and the potential of available alternate investments.

FOREIGN SECURITIES

The Funds may invest in securities of foreign issuers. The Balanced Fund may invest up to 10% of its total assets in foreign securities. As noted above, the International Fund, under normal circumstances, invests at least 80% of its net assets in securities that are tied economically to Europe, Australasia or the Far East. Investing in foreign issuers involves certain special considerations that are not typically associated with investing in U.S. issuers. Since the securities of foreign issuers are frequently denominated in foreign currencies, and since the Funds may temporarily hold invested reserves in bank deposits in foreign currencies, the Funds will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of the Funds permit them to enter into forward foreign currency exchange contracts in order to hedge the Funds’ holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

Investing in emerging markets can have more risk than investing in developed foreign markets. The risks of investing in these markets may be exacerbated relative to investments in foreign markets. In addition, emerging markets may impose restrictions on a Fund’s ability to repatriate investment income or capital and thus, may adversely effect the operations of the Fund and certain emerging markets impose constraints on currency exchange and some currencies in emerging markets may have been devalued significantly against the U.S. dollar. For these and other reasons, the prices of securities in emerging markets can fluctuate more significantly than the prices of securities of companies in developed countries. The less developed the country, the greater effect these risks may have on your investment in a Fund.

As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect U.S. investments in those countries. Although the Funds will endeavor to achieve most favorable execution costs in their portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodian arrangements of the Funds’ foreign securities will be somewhat greater than the expenses for the custodian arrangements for handling the U.S. securities of equal value.

Certain foreign governments levy withholding taxes against dividend and interest income paid by citizens or corporations operating therein to investors in other countries. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from the companies comprising the holdings of the Funds. However, these foreign withholding taxes are not expected to have a significant impact on the Funds.

AMERICAN DEPOSITORY RECEIPTS (“ADRs”)

The Advisor does not consider ADRs to be part of foreign securities when calculating the Fund’s foreign securities limitations. The Funds may invest in ADRs, which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in U.S. dollars; the underlying security is denominated in a foreign currency.

FIXED-INCOME SECURITIES

The fixed income securities in which the Balanced and Fixed Income Funds may invest include U.S. Government securities, corporate debt, mortgage-backed securities and asset-backed securities. The Fixed Income Fund invests at least 80% of its net assets in these types of securities under normal market conditions. The fixed income securities in which the Small Cap Equity, Equity and International Funds may invest include U.S. Government securities and corporate debt securities.

Ratings. As noted above, all of the Funds may invest in various fixed-income securities, including fixed income securities that are rated at the time of purchase as investment grade by a nationally recognized statistical rating organization (“NRSRO”), such as Standard & Poor’s (“S&P”) or Moody’s Investor Services Inc. (“Moody’s”), or, if unrated, are determined to be of equivalent quality by the Adviser. Investment grade fixed income securities include:

•	U.S. government securities;

•	Bonds or bank obligations rated in one of the four highest categories (such as BBB or higher by S&P);

•	Short-term notes rated in one of the two highest categories (such as SP-2 or higher by S&P);

•	Commercial paper or short-term bank obligations rated in one of the three highest categories (such as A-3 or higher by S&P); and

•	Repurchase agreements involving investment grade fixed income securities.

Investment grade fixed income securities are generally believed to have a lower degree of credit risk. However, certain investment grade securities with lower ratings are considered medium quality and may be subject to greater credit risk than the highest rated securities. If a security’s rating falls below that required at the time of purchase, the Adviser or TT International will consider what action, if any, should be taken consistent with the Fund’s investment objective. Additional information concerning securities ratings is contained in Appendix B to the SAI.

U.S. Government Securities. U.S. Government agencies or instrumentalities that issue or guarantee securities include, but are not limited to, the Fannie Mae (“FNMA”), Government National Mortgage Association (“GNMA”), Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Intermediate Credit Banks, Federal Land Banks, Tennessee Valley Authority, Inter-American Development Bank, Asian Development Bank, Sallie Mae and the International Bank for Reconstruction and Development.

Except for U.S. Treasury securities, obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase the agencies’ obligations; while still others, such as the Sallie Mae, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Each Fund will invest in securities of such agencies or instrumentalities only when the Adviser is satisfied that the credit risk is acceptable.

The Funds may invest in component parts of U.S. Treasury notes or bonds, namely either the principal of such Treasury obligations or one of the interest payments scheduled to be paid on such obligations. These obligations may take the form of: (1) Treasury obligations from which the interest coupons have been stripped; (2) the interest coupons that are stripped; (3) book-entries at a Federal Reserve member bank representing ownership of Treasury obligation components; or (4) receipts evidencing the component parts (principal or coupons) of Treasury obligations that have not actually been stripped. Such receipts evidence ownership of component parts of Treasury obligations (principal or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. These custodial receipts are known by various names, including “Treasury Receipts,” “Treasury Investment Growth Receipts” (“TIGRs”) and “Certificates of Accrual on Treasury Securities” (“CATs”), and are not issued by the U.S. Treasury; therefore they are not U.S. Government securities, although the underlying bonds represented by these receipts are debt obligations of the U.S. Treasury.

Non-Investment Grade Debt Securities. The Funds may each invest in non-investment grade debt securities as rated by a NRSRO. The Small Cap Equity, Equity, Balanced and International Funds may invest up to 5% of the respective Fund’s total assets in non-investment grade securities. Such securities tend to be more sensitive to economic conditions than are higher-quality securities. Accordingly, these securities are considered predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher-quality categories.

Even securities rated Baa or BBB by Moody’s and S&P, respectively, or equivalent ratings from another NRSRO which ratings are considered investment grade, possess some speculative characteristics. There are risks involved in applying credit ratings as a method for evaluating high yield obligations in that credit ratings evaluate the safety of principal and interest payments, not market value risk. In addition, credit rating agencies may not change credit ratings on a timely basis to reflect changes in economic or company conditions that affect a security’s market value. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher grade bonds.

The Funds will rely on the judgment, analysis and experience of the Adviser or TT International, the sub-adviser to the International Fund, in evaluating the creditworthiness of an issuer. In this evaluation, the Adviser or TT International, as applicable, will take into consideration, among other things, the issuer’s financial resources and ability to cover its interest and fixed charges, factors relating to the issuer’s industry and its sensitivity to economic conditions and trends, its operating history, the quality of the issuer’s management and regulatory matters.

The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and are often subordinated to other obligations of the issuer. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress and may not have sufficient revenues to meet their interest payment obligations. An issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, its inability to meet specific projected business forecasts, or the unavailability of additional financing.

Factors adversely affecting the market value of securities will adversely affect a Fund’s net asset value. In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings.

The secondary trading market for lower-quality fixed income securities is generally not as liquid as the secondary market for higher-quality securities and is very thin for some securities. The relative lack of an active secondary market may have an adverse impact on market price and a Fund’s ability to dispose of particular issues when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The relative lack of an active secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund’s portfolio. Market quotations are generally available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During such times, the responsibility of the Board of Trustees or the Adviser to value the securities becomes more difficult and judgment plays a greater role in valuation because there is less reliable, objective data available.

Lower Rated Fixed Income Securities. The Funds may invest in lower rated fixed income securities (commonly known as “junk bonds”). The lower ratings reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of such securities held by the Fund more volatile and could limit the Fund’s ability to sell its securities at prices approximating the values the Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the Fund at times may be unable to establish the fair value of such securities. If the issuer defaults on its obligation, the value of the security would fall and the Fund’s income also would decline.

Securities ratings are based largely on the issuer’s historical financial condition and the rating agencies’ analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by Moody’s or S&P (or by any other nationally recognized securities rating organization) does not reflect an assessment of the volatility of the security’s market value or the liquidity of an investment in the security.

Like those of other fixed income securities, the values of lower rated securities go up and down in response to changes in interest rates. A decrease in interest rates generally will result in an increase in the value of fixed income securities. Conversely, during periods of rising interest rates, the value of the Fund’s fixed income securities generally will decline. The values of lower rated securities often may be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions also may adversely affect the values of lower rated securities. Changes by recognized rating services in their ratings of any fixed income security and changes in the ability of an issuer to make payments of interest and principal also may affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect the Fund’s net asset value.

Issuers of lower rated securities often are highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing. The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

Corporate Debt Securities. The Funds’ investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to investment grade corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments); provided, however, that the Small Cap Equity, Equity, Balanced and International Funds may invest up to 5% of the respective Fund’s total assets in non-investment grade securities. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Mortgage-Related Securities. The Balanced and Fixed Income Funds may invest in residential or commercial mortgage-related securities, including mortgage pass-through securities, collateralized mortgage obligations (“CMO”), adjustable rate mortgage securities, CMO residuals, stripped mortgage-related securities, floating and inverse floating rate securities and tiered index bonds.

Mortgage Pass-Through Securities. Mortgage pass-through securities represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers in the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to the sale of underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to repayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost.

There are currently three types of mortgage pass-through securities: (1) those issued by the U.S. Government or one of its agencies or instrumentalities, such as GNMA, FNMA, and FHLMC; (2) those issued by private issuers that represent an interest in or are collateralized by pass-through securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (3) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or pass-through securities without a government guarantee but usually having some form of private credit enhancement.

GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage banks), and backed by pools of FHA-insured or VA-guaranteed mortgages.

Obligations of FNMA and FHLMC are not backed by the full faith and credit of the U.S. Government. In the case of obligations not backed by the full faith and credit of the U.S. Government, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. FNMA and FHLMC may borrow from the U.S. Treasury to meet their obligations, but the U.S. Treasury is under no obligation to lend to FNMA or FHLMC.

Private mortgage pass-through securities are structured similarly to GNMA, FNMA, and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing.

Pools created by private mortgage pass-through issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the private pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or insured by governmental entities, private insurers and the mortgage poolers.

Collateralized Mortgage Obligations. CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and prepaid principal are generally paid monthly. CMOs may be collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (“REMIC”). All future references to CMOs also include REMICs.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral, which is ordinarily unrelated to the stated maturity date. CMOs often provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after the first class has been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments.

The Balanced and Fixed Income Funds may also invest in, among other things, parallel pay CMOs, Planned Amortization Class CMOs (“PAC bonds”), sequential pay CMOs and floating rate CMOs. Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. PAC bonds generally require payments of a specified amount of principal on each payment date. Sequential pay CMOs generally pay principal to only one class while paying interest to several classes. Floating rate CMOs are securities whose coupon rate fluctuates according to some formula related to an existing marketing index or rate. Typical indices would include the eleventh district cost-of-funds index (“COFI”), the London Interbank Offered Rate (“LIBOR”), one-year U.S. Treasury yields, and ten-year U.S. Treasury yields.

Adjustable Rate Mortgage Securities. Adjustable rate mortgage securities (“ARMs”) are pass-through securities collateralized by mortgages with adjustable rather than fixed rates. ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first three, six, twelve, thirteen, thirty-six, or sixty scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes to a designated benchmark index.

The ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. In the event that market rates of interest rise to levels above that of the ARMs maximum rate, the ARM’s coupon may represent a below market rate of interest. In these circumstances, the market value of the ARM security will likely fall.

Certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is then utilized to reduce the outstanding principal balance of the ARM.

CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayments experience on the mortgage assets. In part, the yield to maturity on the CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-related securities. See “Stripped Mortgage-Related Securities” below. In addition, if a series of a CMO included a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-related securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities. CMO residuals, whether or not registered under the Securities Act, may be subject to certain restrictions on transferability, and may therefore be deemed “illiquid” and subject to Funds’ limitations on investment in illiquid securities as discussed herein.

Stripped Mortgage-Related Securities. Stripped mortgage-related securities (“SMRS”) are derivative multi-class mortgage securities. SMRS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing.

SMRS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMRS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the IO class), while the other class will receive all of the principal (the PO class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rated categories of investment-grade securities.

Although SMRS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently introduced. As a result, established trading markets have not yet been fully developed and accordingly, these securities may be deemed “illiquid” and subject to the Funds’ limitations on investment in illiquid securities as discussed herein.

Inverse Floaters. An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction to the interest rate on another security or index level. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater’s price will be considerably more volatile than that of a fixed rate bond. Inverse floaters may experience gains when interest rates fall and may suffer losses in periods of rising interest rates. The market for inverse floaters is relatively new.

Tiered Index Bonds. Tiered index bonds are relatively new forms of mortgage-related securities. The interest rate on a tiered index bond is tied to a specified index or market rate. So long as this index or market rate is below a predetermined “strike” rate, the interest rate on the tiered index bond remains fixed. If, however, the specified index or market rate rises above the “strike” rate, the interest rate of the tiered index bond will decrease. Thus, under these circumstances, the interest rate on a tiered index bond, like an inverse floater, will move in the opposite direction of prevailing interest rates, with the result that the price of the tiered index bond may be considerably more volatile than that of a fixed-rate bond.

Asset-Backed Securities. The Balanced and Fixed Income Funds may invest in various types of asset-backed securities. Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables and home equity loans, are being securitized in pass-through structures similar to the mortgage pass-through CMO structure. Investments in these and other types of asset-backed securities must be consistent with the investment objectives and policies of the Funds.

Risk Factors Relating To Investing In Mortgage-Related And Asset-Backed Securities. The yield characteristics of mortgage-related and asset-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. The Adviser will seek to manage these risks (and potential benefits) by diversifying its investments in such securities and through hedging techniques.

During periods of declining interest rates, prepayment of mortgage-related securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in higher-yielding mortgage-related securities will be affected by reductions in the principal amount of such securities resulting from such prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Conversely, slower than expected prepayments may effectively change a security that was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities tend to fluctuate more in response to interest rate changes, leading to increased net asset value volatility. Prepayments may also result in the realization of capital losses with respect to higher yielding securities that had been bought at a premium or the loss of opportunity to realize capital gains in the future from possible future appreciation.

Asset-backed securities involve certain risks that are not posed by mortgage-related securities, resulting mainly from the fact that asset-backed securities do not usually contain the benefit of a security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payment on these securities.

ZERO-COUPON SECURITIES

The Balanced and Fixed Income Funds may invest in zero-coupon securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon securities are sold at a deep discount to their face value. Because these securities do not pay current cash income, their price can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of them to include in income each year the portion of the original issue discount (or deemed discount) on the securities accruing that year. To qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended, (the “Code”), and avoid a certain excise tax, each Fund may be required to distribute a portion of that discount and may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, to generate cash to meet these distribution requirements.

REPURCHASE AGREEMENTS

The Funds may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines established by the Board of Trustees. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. The term of these agreements is usually from overnight to one week and never exceeds one year. A repurchase agreement may be viewed as a fully collateralized loan of money by a Fund to the seller. The Funds always receive securities as collateral with a market value at least equal to the purchase price, including accrued interest, and this value is maintained during the term of the agreement. If the seller defaults and the collateral value declines, the Funds might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Funds’ realization upon the collateral may be delayed or limited.

REVERSE REPURCHASE AGREEMENTS

The Small Cap Equity, Balanced, Fixed Income and International Funds may enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Fund. The Funds’ investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. The Funds may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement.

WHEN-ISSUED SECURITIES

The Small Cap Equity, Balanced, Fixed Income and International Funds may purchase securities on a “when-issued” basis. In buying “when-issued” securities, a Fund commits to buy securities at a certain price even though the securities may not be delivered for up to 120 days. No payment or delivery is made by the Fund in a “when-issued” transaction until the Fund receives payment or delivery from the other party to the transaction. Although the Fund receives no income from the above-described securities prior to delivery, the market value of such securities is still subject to change. As a consequence, it is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price. When a Fund purchases securities on a when-issued basis, it will maintain with its custodian cash or liquid securities having an aggregate value equal to the amount of its purchase commitment until payment is made. The purpose and effect of such maintenance is to prevent the Fund from gaining investment leverage from when-issued transactions. When-issued securities may decline or increase in value during the period from the Fund’s investment commitment to the settlement of the purchase.

INITIAL PUBLIC OFFERINGS

The Small Cap Equity, Equity and International Funds may invest in initial public offerings (“IPOs”), if the market capitalization of the issuer exceeds a minimum threshold determined by the Adviser or TT International, as applicable, from time to time, and the Adviser or TT International, as applicable, otherwise determines participation to be appropriate. By definition, IPOs have not traded publicly until the time of their offerings. Special risks associated with IPOs may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company, and limited operating history, all of which may contribute to price volatility. Many IPOs are issued by undercapitalized companies of small or microcap size. Investments in IPOs may have a magnified performance impact relative to other investments.

Pursuant to the Adviser’s current Allocation and Aggregation Policy, the Small Cap Equity and Equity Funds will be eligible to participate on a rotating basis in any applicable IPOs that may come available to all clients of the Adviser.

DERIVATIVE INSTRUMENTS

In pursuing their respective investment objectives, the Small Cap Equity, Balanced, Fixed Income and International Funds may purchase and sell (write) options on securities, securities indices, and foreign currencies and enter into interest rate, foreign currency and index futures contracts and purchase and sell options on such futures contracts and enter into forward foreign currency exchange contracts for hedging purposes.

Options. An option is a legal contract that gives the holder the right to buy or sell a specified amount of the underlying instrument at a fixed or determinable price upon the exercise of the option. A call option conveys the right to buy, in return for a premium paid, and a put option conveys the right, in return for a premium, to sell a specified quantity of the underlying instrument. Options on indices are settled in cash and gain or loss depends on changes in the index in question rather than on price movement in individual securities.

There are certain risks associated with transactions in options on securities and on indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when, and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Fund foregoes, during the life of the option, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.

Each Fund is authorized to purchase and sell over-the-counter options (“OTC Options”) in addition to exchange listed options. OTC Options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC Option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation between the parties. A Fund will only sell OTC Options that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Funds expect generally to enter into OTC Options that have cash settlement provisions, although they are not required to do so.

There is no central clearing or guaranty function in an OTC Option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC Option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of the option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor of credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC Option will be satisfied. The Funds will engage in OTC Option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers,” or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of “A-1” from S&P’s or “P-1” from Moody’s or an equivalent rating from any other NRSRO.

Options On Foreign Currencies. The Funds may purchase and write options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where the Adviser perceives a risk of a rise in the dollar value of a foreign currency in which securities to be acquired are denominated which would increase the dollar cost of these securities to the Fund, the Fund may purchase call options on the currency involved. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if exchange rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss, which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

The Funds may write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is “covered” if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Funds’ custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, or liquid assets in a segregated account with the custodian.

The Funds also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund will collateralize the option by maintaining in a segregated account with the custodian, cash or liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

Futures Contracts. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, currency or index at a specified future time and at a specified price. Futures contracts, which are standardized as to maturity date and underlying financial instrument, are traded on national futures exchanges. U.S. futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (“CFTC”). The Funds have claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act (“Commodity Act”) and, therefore, the Funds are not subject to registration or regulation as a pool operator under the Commodity Act.

Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities or currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold” or “selling” a contract previously “purchased”) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold. Futures contracts on indices are settled in cash.

Futures traders are required to make a good faith margin deposit in cash or acceptable securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying securities) if it is not terminated prior to the specified delivery date. Initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements that are higher than the exchange minimums.

After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required. Conversely, a change in the contract value may reduce the required variation margin, resulting in a repayment of excess variation margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open.

A Fund will only sell futures contracts to protect securities owned by it against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging intent, the Funds expect that approximately 75% of the futures contracts purchased will be “completed;” that is, equivalent amounts of related securities will have been purchased or in the process of being purchased by a Fund upon sale of open futures contracts. Futures contracts are not typically completed when the Adviser and/or TT International, as applicable, decides that the hedge is no longer necessary or appropriate and closes out the position before completion. Therefore, a futures contract that is not completed does not necessarily provide additional risk to the Fund. Although techniques other than the sale and purchase of futures contracts could be used to control a Fund’s exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Funds will incur commission expenses in both opening and closing out futures positions, these costs may be lower than transaction costs incurred in the purchase and sale of the underlying securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (“Forward Contract”) is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders, usually large commercial banks, and their customers. The Funds may use Forward Contracts to manage currency risks or to facilitate transactions in foreign securities. The following discussion summarizes the principal currency management strategies involving Forward Contracts that the Funds may use.

In connection with purchases and sales of securities denominated in foreign currencies, the Funds may enter into Forward Contracts to fix a definite price for the purchase or sale in advance of the trade’s settlement date (“transaction hedge” or “settlement hedge”).

The Funds may also use Forward Contracts to hedge against a decline in the value of existing investments denominated in foreign currency and to protect the value of investments denominated in a foreign currency if the portfolio managers anticipate a period of relative strength of the U.S. dollar against such foreign currency. For example, if a Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound’s value (“position hedge”). A position hedge would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling (“proxy hedge”). A proxy hedge could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U. S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

If required by SEC guidelines, the Funds will segregate or designate liquid assets having a value equal to the aggregate amount of the Funds’ commitments under Forward Contracts entered into with respect to position hedges and proxy-hedges. If the value of the segregated or designated assets declines, additional cash or liquid assets will be segregated or designated so that the value of the account will equal the amount of the Funds’ commitments with respect to such contracts. With respect to Forward Contracts entered into by the Funds on a cash-settled or net basis, applicable SEC guidelines provide that the amount of such segregated or designated liquid assets may be limited to the amount by which such Forward Contract is out-of-the-money, marked-to-market daily. Alternatively, a Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the Forward Contract price or a Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the Forward Contract price. Unanticipated changes in currency prices may result in poorer overall performance for the Funds than if they had not entered into such contracts.

Risk Factors In Futures Transactions. Positions in futures contracts may be closed out only on an exchange that provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to effectively hedge. The Funds will minimize the risk that they will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures trading. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to a Fund. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

Use of futures transactions by the Funds involves the risk of imperfect or no correlation where the securities underlying futures contracts are different than the portfolio securities being hedged. It is also possible that a Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or option on a futures contract.

Most futures exchanges limit the amount of fluctuation permitted in futures contract and options prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract or option on a future contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract and options prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Risks Of Options On Futures, Forward Contracts, And Options On Foreign Currencies. Options on currencies may be traded over-the-counter and forward currency contracts are always traded in the over-the-counter market. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. When a Fund enters into a forward currency contract or purchases an over-the-counter option, it relies on its counterparty to perform. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

Futures contracts, options on futures contracts, Forward Contracts, and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, or where the portfolio managers are located, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (“OCC”), thereby reducing the risk of counterparty default. The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effect of other political and economic events. In addition, exchange-traded options of foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Combined Transactions. The Funds may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple foreign currency transactions (including Forward Contracts) and any combination of futures, options, and foreign currency transactions, instead of a single transaction, as part of a single hedging strategy when, in the opinion of the Adviser or TT International, as applicable, it is in the best interest of the Funds to do so. A combined transaction, while part of a single hedging strategy, may contain elements of risk that are present in each of its component transactions.

Asset Coverage For Futures And Options Positions. The Funds will comply with guidelines established by the SEC with respect to coverage of options, futures and forward contracts strategies by mutual funds, and if the guidelines so require will segregate appropriate liquid assets in the amount prescribed. Segregated securities cannot be sold while the futures, option or forward contract strategy is outstanding, unless they are replaced with other suitable assets. Consequently, there is a possibility that segregation of a large percentage of a Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

ILLIQUID INVESTMENTS, RESTRICTED SECURITIES AND PRIVATE PLACEMENT OFFERINGS

Illiquid Investments. Illiquid investments are investments that cannot be sold or disposed of within seven days in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Adviser determines the liquidity of a Fund’s investments and, through reports from the Adviser and the Funds’ administrator, the Board monitors investments in illiquid securities. In determining the liquidity of the Funds’ investments, the Adviser may consider various factors, including the frequency of trades and quotations, the number of dealers and prospective purchasers in the marketplace, dealer undertakings to make a market, the nature of the security, and the nature of the marketplace for trades. Investments currently considered by the Funds to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, certain over-the-counter options, and restricted securities (other than certain foreign securities, restricted securities pursuant to Rule 144A under the Securities Act and commercial paper sold in reliance on Section 4(2) of the Securities Act). With respect to over-the-counter (“OTC”) options that a Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Fund may have to close out the option before expiration. The Funds will treat as illiquid an amount of assets used to cover written OTC options, equal to the formula price at which the Funds would have the absolute right to purchase the option less the amount by which the option is “in-the-money.” The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. When no market quotations are available, illiquid investments are priced at fair value as determined in good faith by the Adviser under the supervision of the Board of Trustees. Disposing of these investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. If through a change in values, net assets, or other circumstances, any of the Funds were in a position where more than 15% of its net assets were invested in illiquid securities, the Fund would take appropriate steps to protect liquidity.

Restricted Securities. Restricted securities can generally be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act or in a registered public offering. Where registration is required, the Fund(s) may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it or they decide to seek registration and the time the Fund(s) may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed at the time it decided to seek registration of the security.

Private Placement Offerings. The Small Cap Equity, Balanced and Fixed Income Funds may invest in private placement offerings. Investments in private placement offerings are made in reliance on the “private placement” exemption from registration afforded by Section 4(2) of the Securities Act, and resold to qualified institutional buyers under the Securities Act (“Section 4(2) securities”). Section 4(2) securities are restricted as to disposition under the federal securities law and generally are sold to institutional investors such as the Funds that agree they are purchasing the securities for investment and not with an intention to distribute to the public.

OTHER INVESTMENT COMPANIES

The Funds may invest in other investment companies to the extent permitted by the 1940 Act. In addition to the advisory fees and other expenses the Funds bear directly in connection with their own operations, as shareholders of another investment company, the Funds would bear their pro rata portion of the other investment company’s advisory fees and other expenses. As such, the Funds’ shareholders would indirectly bear the expenses of the Funds and the other investment company, some or all of which would be duplicative.

SECURITIES LENDING

The Small Cap Equity, Balanced, Fixed Income and International Funds may lend securities to qualified brokers, dealers, banks and other financial institutions. Securities lending allows a Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by the Adviser to be of good standing. In addition, they will only be made if, in the Adviser’s judgment, the consideration to be earned from such loans would justify the risk. Such loans will not be made if, as a result, the aggregate of all outstanding loans of a Fund exceed one-third of the value of its total assets.

It is the Adviser’s understanding that the current view of the staff of the SEC is that a Fund may engage in loan transactions only under the following conditions: (1) the Fund must receive 100% collateral in the form of cash or cash equivalents (i.e., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments) or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

TEMPORARY INVESTMENTS

The temporary investments that the Funds may make include:

(1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers’ acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits maturing in more than seven days will not be purchased by the Funds. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

The Small Cap Equity Fund may invest in obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars), and U.S. branches of foreign banks (Yankee dollars). Euro and Yankee dollar investments will involve the same risks of investing in international securities that are discussed under “Investment Objective and Policies-Foreign Securities.” Although the Adviser carefully considers these factors when making investments, the Small Cap Equity Fund does not limit the amount of its assets which can be invested in any one type of instrument or in any foreign country in which a branch of a U.S. bank or the parent of a U.S. branch is located.

The Funds will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation and (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation.

(2) Commercial paper which at the time of purchase is rated in the highest rating category by a NRSRO or, if not rated, issued by a corporation having an outstanding unsecured debt issue that meets such rating requirement at time of purchase;

(3) Short-term corporate obligations rated in the highest rating category by a NRSRO at time of purchase;

(4) U.S. Government obligations, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

(5) U.S. Government agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Farm Credit Banks, Federal Intermediate Credit Bank, Fannie Mae, Federal Financing Bank, the Tennessee Valley Authority, and others; and repurchase agreements collateralized by those securities listed above.

TRUSTEES AND OFFICERS OF THE LKCM FUNDS

The Board of Trustees has overall responsibility for management of the Funds. The officers of the Trust conduct and supervise its daily business. The Trustees and officers of the Trust, their ages, their business addresses and principal occupations during the past five years are as follows:

	Independent Trustees
Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
H. Kirk Downey 301 Commerce Street Suite 1600 Fort Worth, Texas 76102 Age: 64	Chairman of the Board of Trustees Trustee	Since 2005 Since 1994	President and CEO, Texas Systems, LLC and CEO, Texaslearningsystems, LLC since 1999; Dean, M.J. Neeley School of Business, Texas Christian University Business School from 1987 to 2001.	9	Non-Executive Chairman of the Board of AZZ Incorporated, a manufacturing company.
Earle A. Shields, Jr. 301 Commerce Street Suite 1600 Fort Worth, Texas 76102 Age: 86	Trustee	Since 1994	Consultant; formerly Consultant for NASDAQ Corp. and Vice President, Merrill Lynch & Co., Inc.	9
Priests Pension Fund
of the Catholic
Diocese of Forth
Worth, Lay Workers
Pension Fund of the
Catholic Diocese of
Fort Worth, St.
Joseph Health Care
Trust, Catholic
Schools Trust and
Catholic Foundation
of North Texas

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Richard J. Howell 301 Commerce Street Suite 1600 Fort Worth, Texas 76102 Age: 64	Trustee	Since 2005	CPA, Consulting Services, since 2002; Audit Partner, Arthur Anderson LLC from 1974-2002.	9	Red Robin Gourmet Burgers, Inc.
(1) Each Trustee holds office during the lifetime of the Trust until that individual resigns, retires or is otherwise removed or replaced.

Interested Trustees & Principal Officers
Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
J. Luther King, Jr. (2) 301 Commerce Street Suite 1600 Fort Worth, Texas 76102 Age: 67	Trustee, President and Chief Executive Officer	Since 1994	Chairman, President and Director, Luther King Capital Management Corporation since 1979.	9	See below.
Other Directorships: Employee Retirement Systems of Texas, 4K Land & Cattle Company (ranching), Hunt Forest Products (lumber), Ruston Industrial Corp. (forest products), JLK Venture Corp. (private equity), Southwestern Exposition and Livestock (livestock), Southwest JLK Corporation (management company), Texas Christian University, Texas Southwestern Cattleraisers Foundation (livestock) and Tyler Technologies (information management company for government agencies.)

Paul W. Greenwell 301 Commerce Street Suite 1600 Fort Worth, Texas 76102 Age: 57	Vice President	Since 1996	Principal, Luther King Capital Management since 1986, Vice President, Luther King Capital Management since 1983.	N/A	N/A
Richard Lenart 301 Commerce Street Suite 1600 Fort Worth, Texas 76102 Age: 40	Secretary and Treasurer	Since 2006	Luther King Capital Management since 2005; Vice President, Aquinas Funds (2001-2005).	N/A	N/A
Steven R. Purvis 301 Commerce Street Suite 1600 Fort Worth, Texas 76102 Age: 42	Vice President	Since 2000	Principal, Luther King Capital Management since 2003, Vice President and Portfolio Manager, Luther King Capital Management since 1996.	N/A	N/A
Jacob D. Smith 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Age: 33	Chief Compliance Officer	Since 2006
General Counsel and Chief Compliance
Officer, Luther King Capital Management
since 2006, Enforcement Attorney, U.S.
Securities and Exchange Commission
(2005-2006), Associate, Haynes and
Boone, LLP (2001-2005).

				N/A	N/A

(1)
Each Trustee holds office during the lifetime of the Trust until that individual resigns, retires or is otherwise removed or replaced. Each officer holds office for a one-year term, and then may be re-elected by the Board of Trustees annually.

(2)	Mr. King is an “interested person” of the Trust (as defined in the 1940 Act) because of his affiliation with the Adviser.

The table below sets forth the compensation paid by the Trust to each of the Trustees of the Trust during the fiscal year ended December 31, 2006:

	COMPENSATION TABLE Aggregate Compensation
Name of Person	Small Cap Equity Fund	Equity Fund	Balanced Fund	Fixed Income Fund	International Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from all Funds in the Trust*
Interested Trustee
J. Luther King, Jr.	$0	$0	$0	$0	$0	$0	$0	$0

Disinterested Trustees
H. Kirk Downey	$14,962	$1,649	$349	$3,817	$2,122	$0	$0	$29,000
Richard J. Howell	$12,511	$1,343	$282	$3,103	$1,866	$0	$0	$24,000
Earle A. Shields, Jr.	$12,511	$1,343	$282	$3,103	$1,866	$0	$0	$24,000
*	There are currently nine Funds comprising the Trust, four of which are offered in a separate Prospectus and SAI.

For fiscal year ending December 31, 2006, Trustees other than Mr. King received an annual retainer of $12,000, with the chairman receiving an additional $5,000 annual retainer, plus a meeting fee of $2,500 for each regular quarterly meeting and $1,000 for each special telephonic meeting, and were reimbursed for expenses incurred in attending Board meetings.

Board Interests in the Funds

As of March 31, 2007, the officers and Trustees of the Trust owned (including shares held indirectly via Luther King Capital Management Corporation’s Profit Sharing Plan) 1.57% of the Small Cap Equity Fund, 10.28% of the Equity Fund, 18.61% of the Balanced Fund, 2.50% of the Fixed Income Fund and 2.04% of the International Fund. The Trustees owned the following amounts in the Funds:

Key
A.	None
B.	$1 - $10,000
C.	$10,001 - $50,000
D.	$50,001 - $100,000
E.	over $100,000

Name of Trustee	Small Cap Equity Fund	Equity Fund	Balanced Fund	Fixed Income Fund	International Fund	Aggregate Dollar Range of Equity Securities in LKCM Funds*
H. Kirk Downey, Independent Trustee	A	C	A	A	A	C
Richard J. Howell, Independent Trustee	A	A	A	A	A	A
Earle A. Shields, Jr. Independent Trustee	E	A	A	A	A	E
J. Luther King, Jr., Interested Trustee, President and Chief Executive Officer	E	E	E	E	E	E

*	There are currently nine Funds comprising the Trust, four of which are offered in a separate Prospectus and SAI.

Board Committees

The Trust has an Audit and Compliance Committee, consisting of Messrs. Downey, Howell and Shields. The members of the Audit and Compliance Committee are not “interested” persons of the Trust (as defined in the 1940 Act). The primary responsibilities of the Audit and Compliance Committee are to make recommendations to the Board as to: the engagement or discharge of the Trust’s independent registered public accounting firm (including the audit fees charged by the accounting firm); the supervision of investigations into matters relating to audit matters; the review with the independent registered public accounting firm of the results of audits; oversight of the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audits; and addressing any other matters regarding audits. The Audit Committee met four times during the most recent fiscal year.

The Trust also has a Nominating Committee, consisting of Messrs. Downey, Howell and Shields. The Nominating Committee is responsible for the selection and nomination for appointment of candidates to serve as Trustees of the Trust. The Nominating Committee will review shareholders’ nominations to fill vacancies on the Board. Shareholders can submit recommendations in writing addressed to the attention of the chair of the Committee, 301 Commerce Street, Suite 1600, Fort Worth, Texas 76102. A shareholder’s recommendation must include the following information about the nominee: (1) name; (2) date of birth; (3) education; (4) business, professional or other relevant experience and areas of expertise; (5) current business, professional or other relevant experience and areas of expertise; (6) current business and home addresses and contact information; (7) other board positions or prior experience; and (8) any knowledge and experience relating to investment companies and investment company governance. The Nominating Committee met twice during the most recent fiscal year.

The Trust has a Qualified Legal Compliance Committee, consisting of Messrs. Downey, Howell and Shields. The members of the Qualified Legal Compliance Committee are not “interested” persons of the Trust (as defined in the 1940 Act). The primary responsibility of the Trust’s Qualified Legal Compliance Committee is to receive, review and take appropriate action with respect to any report (“Report”) made or referred to the Committee by an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of a fiduciary duty under U.S. federal or state law or a similar material violation by the Trust or by any officer, director, employee, or agent of the Trust. The Qualified Legal Compliance Committee did not meet during the most recent fiscal year.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of any of the Funds. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. A person who controls a fund may be able to determine the outcome of any matter submitted to a vote of shareholders. As of March 31, 2007, the following persons owned of record or are known by the Funds to own beneficially 5% or more of the outstanding shares of the Funds.

PRINCIPAL SHAREHOLDERS
SMALL CAP EQUITY FUND - Institutional Class

Name and Address of Beneficial Owner	Number of Shares	Percent of Class	Percent of Total Fund	Record or Beneficial
National Financial Services LLC 200 Liberty St. #1WFC New York, NY 10281	5,148,327	17.58%	16.98%	Record
Charles Schwab & Co., Inc. Special Custody Account For the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104	5,059,330	17.27%	16.68%	Record
SEI Private Trust Co. 1 Freedom Valley Dr. Oaks, PA 19456	1,778,627	6.07%	5.87%	Record

PRINCIPAL SHAREHOLDERS
SMALL CAP EQUITY FUND -Adviser Class

Name and Address of Beneficial Owner	Number of Shares	Percent of Class	Percent of Total Fund	Record or Beneficial
State Street Bank & Trust Custodian FBO Citistreet Core Market 1 Heritage Dr. Quincy, MA 02171	409,927	39.62%	1.35%	Record
Charles Schwab & Co., Inc. Special Custody Account For the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104	348,580	33.69%	1.15%	Record
Investors Bank & Trust FBO Various Retirement Plans 4 Manhattanville Rd. Purchase, NY 10577	69,347	6.70%	0.23%	Record
Alerus Financial Omniplan 401K P.O. Box 6001 Grand Forks, ND 58206	58,830	5.69%	0.19%	Record

PRINCIPAL SHAREHOLDERS
EQUITY FUND

Name and Address of Beneficial Owner	Number of Shares	Percent of Class	Record or Beneficial
Charles Schwab & Co., Inc. Special Custody Account For the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104	1,541,195	44.31%	Record

PRINCIPAL SHAREHOLDERS
BALANCED FUND

Name and Address of Beneficial Owner	Number of Shares	Percent of Class	Record or Beneficial
Charles Schwab & Co., Inc. Special Custody Account For the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104	383,752	49.72%	Record
Sun Trust Bank Trustee FBO Hunt Forest Products, Inc. Salary Investment Retirement Plan 8515 E. Orchard Rd. #1T2 Greenwood Village, CO 80111	63,135	8.18%	Record
U.S. Bank N.A. Custodian FBO Jane A. Skinner IRA 6917 Tumbling Trl. Fort Worth, TX 76116	61,455	7.96%	Beneficial
U.S. Bank N.A. Custodian FBO Arthur G. Garcia SEP IRA* 3817 W. Biddison St. Fort Worth, TX 76109	48,752	6.32%	Beneficial
U.S. Bank N.A. Custodian FBO Ed D. Ligon Jr. IRA 25 Carmel Ln. Little Rock, AR 72212	42,527	5.51%	Beneficial
* Mr. Garcia is affiliated through marriage to an employee of the Adviser.

PRINCIPAL SHAREHOLDERS
FIXED INCOME FUND

Name and Address of Beneficial Owner	Number of Shares	Percent of Class	Record or Beneficial
Charles Schwab & Co., Inc. Special Custody Account For the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104	3,125,876	29.32%	Record
SEI Private Trust Co. 1 Freedom Valley Dr. Oaks, PA 19456	2,832,827	26.57%	Record
Earnco FBO Raskob Foundation P.O. Box 1784 Medord, OR 97501	686,384	6.44%	Record

PRINCIPAL SHAREHOLDERS
INTERNATIONAL FUND

Name and Address of Beneficial Owner	Number of Shares	Percent of Class	Record or Beneficial
National Financial Services LLC 200 Liberty St. #1WFC New York, NY 10281	5,409,882	54.92%	Record
Charles Schwab & Co., Inc. Special Custody Account For the Exclusive Benefit of Customers 101 Montgomery St. San Francisco, CA 94104	1,650,317	16.75%	Record
Balsa & Co. 14221 Dallas Parkway Dallas, TX 75254	643,305	6.53%	Record

Based on the foregoing, Charles Schwab & Co., Inc. may beneficially own a controlling interest in the Equity, Balanced and Fixed Income Funds SEI Private Trust Co. may beneficially own a controlling interest in the Fixed Income Fund and National Financial Services LLC may beneficially own a controlling interest in the International Fund. Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of the Funds.

PROXY VOTING PROCEDURES

The Funds have delegated their authority to vote proxies to the Adviser, with respect to all Funds other than the International Fund, and to TT International, with respect to the International Fund, subject to the supervision of the Board of Trustees. TT International will vote such proxies in accordance with its Proxy Voting Policy, which is included in Appendix A to this Statement of Additional Information. The Adviser’s proxy voting policies are summarized below.

GENERAL

The Chief Compliance Officer is responsible for monitoring the proxy voting process, including engaging and overseeing any third-party vendor retained to review, monitor, or vote proxies.

The Adviser has engaged Institutional Shareholder Services, Inc. (“ISS”) as its voting delegate to:

(1)	research and make voting determinations in accordance with the policies and procedures described herein;
(2)	vote and submit proxies in a timely manner;
(3)	handle other administrative functions of proxy voting;
(4)	maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;
(5)	maintain records of votes cast; and
(6)	provide recommendations with respect to proxy voting matters in general.

The Adviser has determined that, except as set forth below, proxies will be voted in accordance with the voting recommendations contained in the applicable domestic or global ISS Voting Guidelines in effect at the time of voting (as applicable, the “ISS Voting Guidelines”). The Adviser will periodically review the ISS Voting Guidelines, including any significant changes or updates thereto. In connection with such reviews, the Adviser may determine that it is not in the best interest of its clients to vote proxies in accordance with the ISS Voting Guidelines on certain matters. In such event, the Adviser will follow the procedures below in connection with voting any such proxies contrary to the ISS Voting Guidelines.

In the event the ISS Voting Guidelines do not address how a proxy should be voted, the Adviser will vote the proxy in accordance with ISS recommendations. If ISS refrains from making any such recommendations, the Adviser will vote the proxy consistent with the client’s best interest. Prior to voting any proxies in the absence of ISS recommendations, however, the Chief Compliance Officer will determine whether any material conflict of interest may exist between the Adviser and the client with respect thereto. If the Chief Compliance Officer determines that any such material conflict of interest may exist, the Adviser will follow the procedures below in connection with the voting of such proxies.

There may be circumstances under which the Adviser believes that it is in the best interest of clients to vote proxies in a manner inconsistent with the ISS Voting Guidelines or ISS recommendations. Prior to voting any proxies inconsistent with the ISS Voting Guidelines or ISS recommendations, however, the Chief Compliance Officer will determine whether any material conflict of interest may exist between the Adviser and the client with respect thereto. If the Chief Compliance Officer determines that any such material conflict of interest may exist, the Adviser will follow the procedures below in connection with the voting of such proxies.

The Adviser maintains records relating to the implementation of its proxy voting policies and procedures, including, but not limited to, (i) records of each vote cast, which ISS maintains on the Adviser’s behalf, and (ii) documents considered or prepared by the Adviser that are material in making a decision to vote proxies on behalf of a client or that memorializes the basis for that decision.

CONFLICTS OF INTEREST

The Adviser has obtained a copy of ISS’ Policies, Procedures and Practices Regarding Potential Conflicts of Interest (as amended or updated from time to time, the “ISS Conflict Policy”), which addresses conflicts of interest that could arise in connection with advisory services provided by ISS or its affiliates. The Adviser believes that the ISS Conflict Policy contains policies and procedures that are reasonably designed to minimize any such potential conflicts of interest.

In the event that the Adviser or the Chief Compliance Officer determines that voting a proxy may present a material conflict of interest between the Adviser and the client, the Adviser will (1) in cases where ISS had made a recommendation, take no further action, in which case ISS shall vote such proxy in accordance with the ISS Voting Guidelines or ISS recommendations, as applicable, (2) disclose such conflict of interest to the client and obtain written direction from the client as to how to vote the proxy, (3) suggest that the client engage another party to determine how to vote the proxy, or (4) engage another independent third party to determine how to vote the proxy.

Notwithstanding the foregoing, the Adviser must vote proxies in the best interest of clients when material conflicts of interest may exist with respect thereto. The Adviser believes that these policies and procedures are reasonably designed to address material conflicts of interest that may arise between the Adviser and a client as to the manner in which proxies are voted.

MORE INFORMATION

The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request by calling toll-free, (800) 688-LKCM or by accessing the SEC’s website at www.sec.gov. In addition, a copy of the Funds’ proxy voting policies and procedures are currently available by calling (800) 688-LKCM and will be sent within three business days of receipt of a request.

INVESTMENT ADVISER

The investment adviser of the Funds is Luther King Capital Management Corporation (the “Adviser”). The Adviser is controlled by J. Luther King, Jr. Mr. King is a member of the Board of Trustees and President, Chief Executive Officer and Portfolio Manager of the Trust. Under an Investment Advisory Agreement (the “Agreement”) with the Funds, the Adviser manages the investment and reinvestment of the Funds’ assets, subject to the control and supervision of the Board of Trustees. The Adviser is responsible for making investment decisions for the Funds and for placing the Funds’ purchase and sale orders. In addition, subject to any approvals required by the 1940 Act, the Adviser may delegate its duty to make investment decisions and to place purchase and sale orders to one or more investment subadvisers with respect to some or all of the International Fund’s assets. In the event of such a delegation, the Adviser is obligated to monitor and review the activities of the subadviser. Under the Agreement, the Funds pay the Adviser an advisory fee calculated by applying a quarterly rate, equal on an annual basis to the following numbers shown as a percentage of average daily net assets for the quarter. However, until further notice, the Adviser has voluntarily agreed to waive its advisory fees and reimburse expenses to the extent necessary to keep the total operating expenses of the Funds from exceeding the respective caps as shown in the table below.

The advisory fees and expense caps for the current fiscal year are as follows:

	Advisory Fee	Cap on Total Annual Operating Expenses
Small Cap Equity Fund - Institutional Class	0.75%	1.00%
Small Cap Equity Fund - Adviser Class	0.75%	1.25%
Equity Fund - Institutional Class	0.70%	0.80%
Equity Fund - Adviser Class	0.70%	1.05%
Balanced Fund	0.65%	0.80%
Fixed Income Fund	0.50%	0.65%
International Fund	1.00%	1.20%

As compensation for the services rendered by the Adviser under the Agreement, for the fiscal years ended December 31, 2004, 2005, and 2006, the Adviser earned and waived and/or reimbursed the amounts listed below.

	December 31, 2004	December 31, 2005	December 31, 2006
Small Cap Equity Fund	$2,281,576	$2,513,813	$3,993,563
(amount waived/reimbursed)	$(0)	$(0)	$(0)
Equity Fund	$242,853	$292,615	$337,223
(amount waived/reimbursed)	$(131,557)	$(126,990)	$(124,256)
Balanced Fund	$55,955	$60,123	$61,407
(amount waived/reimbursed)	$(59,392)	$(61,725)	$(61,051)
Fixed Income Fund	$374,465	$487,685	$547,583
(amount waived/reimbursed)	$(73,491)	$(106,303)	$(102,266)
International Fund	$395,081	$350,153	$1,000,880
(amount waived/reimbursed) *	$(187,514)	$(275,419)	$(140,548)

* Amounts waived/reimbursed reflect total fees waived/reimbursed for the fiscal year, which are split between the Adviser and TT International.

PORTFOLIO MANAGERS OF THE FUNDS

The portfolio managers listed below have responsibility for the day-to-day management of the Funds. The information listed below is as of December 31, 2006.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for which Advisory Fee is Performance Based
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
J. Luther King, Jr.	[8] $946,168,062	[1] $277,061,009	[149] $1,801,798,371	N/A	[1] $115,196,178	N/A
Paul W. Greenwell	[5] $200,585,946	[1] $39,431,571	[131] $514,557,623	N/A	N/A	N/A
Steven R. Purvis	[3] $680,290,015	N/A	[50] $1,081,950,038	N/A	N/A	N/A
Joan M. Maynard	[2] $146,093,579	N/A	[7] $50,892,480	N/A	N/A	N/A
Mark L. Johnson	[2] $146,093,579	N/A	[36] $22,994,308	N/A	N/A	N/A
Scot C. Hollmann	[1] 9,994,006	N/A	[171] $920,908,597	N/A	N/A	N/A

Conflicts of Interest
The portfolio managers are responsible for managing the Funds and other separately managed accounts, including employee benefit plans, pension plans, endowments and high-net worth individuals, and with respect to Mr. King, certain pooled investment vehicles. These accounts may have investment objectives, strategies and risk profiles that differ from those of the Funds. The portfolio managers make investment decisions for each account based on its investment objectives and guidelines, policies, practices and other relevant considerations. Consequently, the portfolio managers may purchase or sell securities at the same or different times for one account and not another account or a Fund, which may affect the performance of that security across accounts. A portfolio manager may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of a Fund, or make investment decisions that are similar to those made for a Fund, both of which have the potential to adversely impact a Fund depending on market conditions. The Adviser’s goal is to meet its fiduciary obligations to treat all clients fairly and provide high quality investment services to all its clients. Thus, the Adviser has  developed a variety of policies and procedures reasonably designed to mitigate these conflicts.

Compensation
As an independent firm, the Adviser has full control over its compensation structure. The Adviser seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Each member of the professional staff is provided a salary. They also are eligible to participate in the Adviser’s profit sharing plan.  The majority of compensation is derived from bonuses, which are discretionary and based on individual merit as well as success of the Adviser in any given year. Criteria for individual bonuses include, among other things, stock selection, investment performance, and portfolio management. There is no standard formula or method for determining bonuses and the factors considered for bonuses vary by individual.

Ownership of Securities

Each portfolio manager owned the following amounts (including shares held indirectly via Luther King Capital Management Corporation’s Profit Sharing Trust) of each of the Funds as of December 31, 2006:

Key
A.	None
B.	$1 - $10,000
C.	$10,001 - $50,000
D.	$50,001 - $100,000
E.	$100,001 - $500,000
F.	$500, 001 - $1,000,000
G.	Over $1,000,000

	Small Cap	Equity	Balanced	Fixed Income	International
J. Luther King, Jr.	G	G	G	G	G
Paul Greenwell	F	F	E	E	F
Scot Hollmann	F	F	E	E	E
Mark Johnson	C	C	B	C	C
Joan Maynard	E	E	D	E	E
Steve Purvis	F	E	D	E	D

SUB-ADVISER

TT International, the sub-adviser to the International Fund, is a partnership controlled by Timothy A. Tacchi.

Pursuant to a Sub-Advisory Agreement (“Sub-Advisory Agreement”) entered into between the Adviser and TT International, TT International manages the securities of the International Fund and makes investment decisions for the Fund subject to such policies as the Board of Trustees may determine. By its terms, the Sub-Advisory Agreement will continue in effect for so as long as such continuance is specifically approved at least annually by the Board of Trustees or by a vote of a majority of the outstanding voting securities of the Fund, and, in either case, by a majority of the Trustees who are not parties to the Sub-Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Sub-Advisory Agreement. The Sub-Advisory Agreement can be terminated, without penalty, on not more than 60 days’ written notice delivered or mailed by registered mail, postage prepaid, to TT International, and TT International may at any time, without the payment of any penalty, terminate this Agreement by not less than 90 days’ written notice delivered or mailed by registered mail, postage prepaid, to the Adviser. The Sub-Advisory Agreement automatically will terminate in the event of its assignment. The Advisor pays TT International a fee equal to an annual rate of 0.50% of the average daily net assets of the International Fund, which fee is to be calculated daily and paid quarterly. However, if the Adviser’s fee is reduced due to fee waivers by the Adviser in order to comply with expense limitations, TT International’s compensation will be reduced by a proportionate amount; provided that in no event will TT International be obligated to reimburse the Fund in order to satisfy such expense limitations.

PORTFOLIO MANAGERS OF THE INTERNATIONAL FUND

The International Fund uses a team of portfolio managers who are primarily responsible for the day-to-day management of the Fund. The International Fund’s portfolio management team includes Tim Tacchi, Patrick Deane, Peter Robson, and Jonathan Bolton.

Other Accounts Managed by Portfolio Managers
The following tables identify, for each portfolio manager listed below, as of December 31, 2006, the number of accounts (excluding the International Fund which he or she manages) for which he or she has day-to-day management responsibilities, and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. In addition, the table identifies the number of other accounts that are assessed a performance based fee, together with the total assets in such accounts.

Portfolio Manager(s)	U.S. and Non-U.S. Registered Investment Companies (“RICs”)	Other Pooled Investment Vehicles (“Other Pooled Vehicles”)	Other Accounts	Other Accounts that are Assessed a Performance Fee
Tim Tacchi Patrick Deane Peter Robson Jonathan Bolton (1)	[1] 123.3 million	[2] 460.6 million	[14] 4,489.0 million	[2] 759.7 million
Peter Robson (2)	[1] 123.3 million	[2] 460.6 million	[15] 4,629.9 million	[2] 759.7 million

(1) This row provides information with respect to other U.S. and Non-U.S. registered investment companies, other pooled investment vehicles and other accounts that are team managed by Tim Tacchi, Patrick Deane, Peter Robson and Jonathan Bolton (the “Portfolio Management Team”).

(2) This row provides information with respect to other U.S. and Non-U.S. registered investment companies, other pooled investment vehicles and other accounts managed by Peter Robson apart from the Active International Portfolio Management Team.

Portfolio Manager Compensation
Each portfolio manager listed above is a partner of TT International. As part owners of TT International they each receive a percentage of the profits and losses of TT International in accordance with their respective individual percentage ownership of TT International. The portfolio managers are compensated based on the firm’s overall profitability. Typically, portfolio managers with larger shares of ownership receive only a share of TT International's profits. Portfolio managers with smaller percentage of shares typically receive a guaranteed minimum profit, shares sometimes payable monthly and always subject to a claw back at the end of the year depending on TT International's overall profitability. There are no firm-sponsored retirement plans and no bonus payments.

Material Conflicts of Interest
Material conflicts of interest may arise when the International Fund’s portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers listed in the table above. These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may need to be divided among those funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation. A conflict of interest may arise where the management fee structure differs among funds and/or accounts, such as where certain funds or accounts pay higher management fees or performance-based management fees. When a portfolio manager shares in the profits and losses of an investment adviser (as is the case for each portfolio manager listed above), the portfolio manager might be motivated to devote more attention to, or otherwise favor, more profitable funds and/or accounts.

Proprietary Investments. TT International and several of its partners, including the portfolio managers, have substantial personal or proprietary investments in some of the pooled investment vehicles managed by TT International. A portfolio manager might be motivated to favor funds and/or accounts in which he or she, or his or her colleagues, has an interest or in which the investment advisor and/or its affiliates have interests.

Other Factors. Several other factors, including the desire to maintain or increase assets under TT International’s management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to some funds and/or accounts.
TT International and the Portfolios and the Funds have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for TT International and the individuals that it employs. For example, each portfolio manager is subject to TT International’s personal account dealing policy as well as its stock allocation policy. TT International has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by TT International and the Portfolios will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

Portfolio Manager Security Ownership
The following table shows each portfolio manager’s ownership of securities of the International Fund as of December 31, 2006.

Name of Portfolio Manager	Dollar Range of Equity Securities in the International Fund
Tim Tacchi	None
Patrick Deane	None
Peter Robson	None
Jonathan Bolton	None

PORTFOLIO TRANSACTIONS AND BROKERAGE

THE ADVISER

The Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Funds and directs the Adviser to use its best efforts in seeking best execution with respect to all securities transactions for the Funds. In selecting brokers or dealers for securities transactions for the Funds, the Adviser may consider, among other things: the quality of executions and liquidity provided by the broker; the commission rates charged by the broker in comparison to the charges of other brokers for similar transactions; research and investment capabilities provided by the broker; the broker’s ability to obtain timely, accurate, and cost-effective executions; the ability of the broker to accurately communicate the nature of the market for a particular security; the broker’s execution policies and commitment to providing best execution; the size and volume of the broker’s order flow; and the efficiency and accuracy of the broker’s operations area with regard to settlement procedures.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, the Adviser may cause the Funds to pay higher commission rates than the lowest available when the Adviser believes in good faith that it is reasonable to do so in light of the value of the brokerage or research services provided by the broker, either in terms of a particular transaction or the Adviser’s overall responsibilities with respect to accounts for which it has investment discretion. These services, which in some cases may also be purchased for cash, include general economic and security market analyses and reports, industry and company analyses and reports, and other analyses and reports concerning securities and recommendations as to the purchase and sale of securities. The Adviser may use some of these research services in providing investment advisory services to all of its clients, and not all of these research services may be used by the Adviser in providing investment advisory services to the Funds.

It is not the Adviser’s practice to allocate brokerage or principal business on the basis of sales of shares of Funds that may be made through intermediary brokers or dealers. However, the Adviser may place orders with qualified broker-dealers who recommend the Funds or who act as agents in the purchase of shares of the Funds for their clients. The Adviser does not have an affiliated broker, therefore it has not performed any affiliated brokerage transactions. The aggregate amount of brokerage commissions paid by each Fund during the past three fiscal years is as follows:

	2004	2005	2006
Small Cap Equity Fund	$837,677	$999,830	$1,779,162
Equity Fund	$32,005	$35,368	$34,941
Balanced Fund	$3,908	$4,411	$1,789
Fixed Income Fund	$0	$0	$0
International Fund(1)	$652,713	$358,791	$437,956
____________________

(1)
During 2004 and for the period from January 1, 2005 through August 29, 2005, the International Fund invested all of its investible assets in the TT EAFE Portfolio. Brokerage commissions were incurred at the TT EAFE Portfolio level for such periods.

During the fiscal year ended December 31, 2006, none of the Funds (other than the International Fund) had arrangements under which brokerage commissions were directed to brokers who provided third-party research services. The International Fund paid brokerage commissions of $44,682 to brokers who provided third-party research services during the fiscal year ended December 31, 2006.

Some securities considered for investment by the Funds may also be appropriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of the Funds and one or more of these other clients serviced by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Funds and clients in accordance with the Adviser’s Allocation and Aggregation Policy and in a manner deemed fair and reasonable by the Adviser.

During the fiscal year ended December 31, 2006, the Funds acquired securities of certain of its “regular brokers or dealers” as defined in the 1940 Act, or their parents. As of December 31, 2006, the Funds owned the following securities of its “regular brokers or dealers” or their parents:

EQUITY FUND
Security of “Regular Broker/Dealer” of the Portfolio	Value of Portfolio’s Aggregate Holding of Securities as of 12/31/06
Bank of America Corporation	$800,850
J.P Morgan Chase & Co.	$627,900
Morgan Stanley	$464,151

BALANCED FUND
Security of “Regular Broker/Dealer” of the Portfolio	Value of Portfolio’s Aggregate Holding of Securities as of 12/31/06
Bank of America Corporation	$112,119
Lehman Brothers Holdings, Inc.	$101,303
Merrill Lynch & Co., Inc.	$100,688
Morgan Stanley Group	$100,224

FIXED INCOME FUND
Security of “Regular Broker/Dealer” of the Portfolio	Value of Portfolio’s Aggregate Holding of Securities as of 12/31/06
Lehman Brothers Holdings, Inc.	$1,543,701
The Bear Stearns Companies, Inc.	$1,383,876
Merrill Lynch & Co. Inc.	$1,032,000
Morgan Stanley Group	$1,002,237
Bank of America Corporation	$353,343

INTERNATIONAL FUND
Security of “Regular Broker/Dealer” of the Portfolio	Value of Portfolio’s Aggregate Holding of Securities as of 12/31/06
Credit Suisse Group	$1,750,479

TT INTERNATIONAL

Specific decisions to purchase or sell securities for the International Fund are made by portfolio managers who are partners or employees of TT International. The portfolio managers of the International Fund may serve other clients of TT International in a similar capacity.

TT International determines which brokers or dealers are to be used for brokerage transactions and negotiates and approves commission rates paid. In the selection of brokers and dealers to execute security transactions for the International Fund, TT International will endeavor to ensure that the chosen brokers and dealers have the ability to obtain best execution. TT International believes that, particularly in countries with less developed securities markets, it is important to deal with brokers and dealers that have experience and expertise in the local markets. Other factors in the selection of brokers and dealers include the reliability, integrity, financial condition and general execution and operation capabilities of competitive brokers and dealers and research services provided by them. Based on these factors, TT International may not always direct trades to brokers or dealers that offer the lowest commission rates. On at least an annual basis, TT International establishes for each region or country in which it effects brokerage transactions, a schedule of commissions that will apply generally to its transactions on behalf of its clients in that region or country. As a result, TT International does not negotiate commission rates for particular trades. TT International reviews these commission levels periodically in light of prevailing market commission rates.

TT International receives a wide range of research from brokers and dealers. Research received includes economic forecasts and interpretations, information on industries, groups of securities, individual companies, statistics, political developments, technical market action pricing and appraisal services, performance analysis and provision of computerized quotation and other equipment. These research services are a significant factor, among others, in the selection of brokers and dealers.

In certain instances there may be securities that are suitable for the International Fund as well as for one or more of TT International’s other clients. Investment decisions for the International Fund and for TT International’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security may be bought or sold for only one client even thought it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment manager, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the International Fund is concerned. However, it is believed that the ability of the International Fund to participate in volume transactions will produce better executions for the International Fund.

It is TT International’s policy to exclude institutional accounts, such as the International Fund’s, from allocations of stock in initial public offerings or other “hot issues,” unless the market capitalization of the issuer exceeds a minimum threshold determined by TT International from time to time and TT International otherwise determines participation to be appropriate. This policy is based on TT International’s judgment that companies with smaller market capitalizations are not suitable for accounts such as those of the International Fund and that even larger initial public offerings may not be suitable for the International Fund. TT International may allocate these investments to other accounts managed by TT International, which may include accounts in which TT International and its principals have investment or carried interests. As a result the International Fund may not participate in short-term gains based upon post-issue appreciation in the value of “hot issues” even in cases where these opportunities may result, at least in part, from trading activity by the International Fund. However, the Portfolio will also avoid the risks associated with some initial public offerings and other “hot issues” of smaller issuers.

PORTFOLIO TURNOVER

Although the Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of long-term portfolio securities for the fiscal year by (2) the monthly average of the value of long-term portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. See “Portfolio Transactions and Brokerage.”

The Funds had the following turnover rates for the past two years:

	Fiscal Year Ended 12-31-05	Fiscal Year Ended 12-31-06
Small Cap Equity Fund	56%	56%
Equity Fund	21%	24%
Balanced Fund	24%	12%
Fixed Income Fund	40%	30%
International Fund	56%	141%*

* The difference in turnover rate between 2005 and 2006 is mainly due to the Fund’s investing directly in foreign securities beginning in August 2005. Prior to this time, the International Fund invested its investable assets in the TT EAFE Portfolio.

CUSTODIAN

As custodian of the Funds’ assets, U.S. Bank, N.A., 1555 N. River Center Drive, Suite 302, Milwaukee, WI 53212, has custody of all securities and cash of the Funds, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties, all as directed by the officers of the Trust.

ADMINISTRATOR

Pursuant to a Fund Administration Agreement, U.S. Bancorp Fund Services, LLC (“USBFS”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, provides each Fund with administrative services. The services under this Agreement are subject to the supervision of the Board of Trustees and officers of the Trust, and include day-to-day administration of matters necessary to the Funds’ operations, maintenance of their records, preparation of reports, compliance testing of the Funds’ activities, and preparation of periodic updates of the registration statement under federal and state laws. For administration services, USBFS receives from each Fund a fee, calculated daily and paid monthly.

Administration fees incurred during the past three fiscal years were as follows:

	2006	2005	2004
Small Cap Fund	$456,151	$296,755	$246,182
Equity Fund	$45,979	45,695	46,268
Balanced Fund	$20,175	20,275	20,230
Fixed Income Fund	$89,771	80,210	56,054
International Fund	$82,634	46,430	45,124

USBFS also acts as Transfer Agent, Dividend-Disbursing Agent, and Fund Accountant for the Funds.

DISTRIBUTOR

Quasar Distributors, LLC (the “Distributor”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, a registered broker-dealer and member of the National Association of Securities Dealers, Inc., distributes the Funds’ shares. Paul Greenwell, a Vice President of the Trust, Richard Lenart, the Secretary and Treasurer of the Trust, and Mark Johnson, James Marsh, Vince Melashenko, Jim Orser, and Ryan Smith, employees of the Adviser,, are registered representatives of the Distributor. The Distributor uses its best efforts to distribute the Funds’ shares, which shares are offered for sale by the Funds continuously at net asset value per share without the imposition of a sales charge. The Funds pay that portion of the compensation owed to the Distributor that is permitted under Rule 12b-1 of the 1940 Act and the Adviser Class Plan (as defined below), and the Adviser pays the remaining portion of any such compensation.

DISTRIBUTION PLANS

With respect to the Balanced, Fixed Income and International Funds and the Institutional Class of the Small Cap Equity and Equity Funds, the Board has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “Institutional Class Plan”). Pursuant to this Institutional Class Plan, the Funds can pay up to an aggregate maximum of 0.75% per annum of each Fund’s average daily net assets for actual expenses incurred in the distribution and promotion of the shares of the Funds, including, but not limited to, the printing of Prospectuses, Statements of Additional Information, reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, and other distribution-related expenses, or for providing ongoing services to shareholders. Although approved, the Board of Trustees has not authorized implementation of this Institutional Class Plan.

With respect to the Adviser Class of the Small Cap Equity and Equity Funds, the Board of Trustees has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “Adviser Class Plan”). Pursuant to the Adviser Class Plan, the Funds may pay up to an aggregate maximum of 1.00% per annum of each Fund’s average daily net assets for actual expenses incurred in the distribution and promotion of the shares of the Funds, including, but not limited to, the printing of Prospectuses, Statements of Additional Information, reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, and other distribution-related expenses, or for providing ongoing services to shareholders. The Board currently has authorized payments under the Adviser Class Plan at an annual rate of 0.25% of the average daily net assets of the Funds subject to the Adviser Class Plan.

Administration of each Plan is regulated by Rule 12b-1 under the 1940 Act, which requires that the Board receive and review at least quarterly reports concerning the amount and purpose of expenses which are made, that the Board, including a majority of the Independent Trustees, approve all agreements implementing the Plan, and that the Plan may be continued from year-to-year only if the Board, including a majority of the Independent Trustees, concludes at least annually that continuation of the Plan is likely to benefit shareholders.

For the fiscal year ended December 31, 2006, the Small Cap Equity Fund - Adviser Class expended $25,792 in compensation to dealers/sales personnel under the Adviser Class Plan.

INTERESTS OF CERTAIN PERSONS

With the exception of the Adviser, no “interested person” of the Funds, as defined in the 1940 Act, and no trustee of the Trust who is not an “interested person” has or had a direct or indirect financial interest in the Institutional Class Plan or Adviser Class Plan or any related agreement.

CODE OF ETHICS

The Trust, the Adviser and TT International have each adopted a written Code of Ethics. These Codes of Ethics govern the personal securities transactions of trustees, directors, officers and employees who may have access to current trading information of the Funds. The Codes permit such persons to invest in securities for their personal accounts, including securities that may be purchased or held by the Funds. The Codes include reporting and other obligations to monitor personal transactions and ensure that such transactions are consistent with the best interest of the Funds. The Codes of the Trust and the Adviser include reporting and monitoring of personal trades within the LKCM Funds.

PURCHASE AND PRICING OF SHARES

PURCHASE OF SHARES

Purchasing Shares with Liquid Securities. Certain clients of the Adviser may, subject to the approval of the Trust, purchase shares of the Funds with liquid securities that are eligible for purchase by a Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable (and not established only by fair valuation procedures) as evidenced by a listing on the American Stock Exchange, the New York Stock Exchange or The Nasdaq Stock Market. These transactions will be effected only if the Adviser intends to retain the security in the Funds as an investment. Assets so purchased by the Funds will be valued in generally the same manner as they would be valued for purposes of pricing a Fund’s shares, if such assets were included in the Fund’s assets at the time of purchase.

Automatic Investment Program. The Automatic Investment Program permits investors who own shares of a Fund with a value of $10,000 or more to purchase shares (minimum of $100 per transaction) at regular intervals selected by the investors. Provided the investor’s financial institution allows automatic withdrawals, shares are purchased by transferring funds from an investor’s checking or savings account. The financial institution must be a member of the Automatic Clearing House network. There is no charge for this service. A $25 fee will be charged if the investor’s bank rejects the scheduled transaction. At the investor’s option, the account designated will be debited in the specified amount, and shares will be purchased on a specified day or days of a month.

The Automatic Investment Program is one means by which an investor may use “Dollar Cost Averaging” in making investments. Instead of trying to time market performance, a fixed dollar amount is invested in shares at predetermined intervals. This may help investors to reduce their average cost per share because the agreed upon fixed investment amount allows more shares to be purchased during periods of lower share prices and fewer shares during periods of higher prices. In order to be effective, Dollar Cost Averaging should usually be followed on a sustained, consistent basis. Investors should be aware, however, that shares bought using Dollar Cost Averaging are purchased without regard to their price on the day of investment or market trends. In addition, while investors may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if an investor ultimately redeems his or her shares at a price that is lower than their purchase price.

To establish the Automatic Investment Program, an investor must complete the appropriate sections of the Account Registration Form. Please call the Trust at 800-688-LKCM if you have questions. An investor may cancel his or her participation in this Program or change the amount of purchase at any time by notifying the Transfer Agent by telephone or in writing, five days prior to the effective date of the next transaction. The Trust may modify or terminate this privilege at any time or charge a service fee, although no such fee currently is contemplated. An investor may also implement the Dollar Cost Averaging method on his or her own initiative or through other entities.

PRICING OF SHARES

Shares of the Funds are sold and redeemed on a continual basis at the net asset value per share next computed following acceptance of an order by a Fund. A Fund’s net asset value per share for the purpose of pricing purchase and redemption orders is determined as of the close of normal trading (generally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for trading. The NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Securities listed on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price on the day the valuation is made. Nasdaq National Market securities are valued at the NASDAQ Official Closing Price (the “ NOCP”). Price information on listed securities is taken from the exchange where the security is primarily traded. Options, futures, unlisted U.S. securities and listed U.S. securities not traded on the valuation date for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked price.

Securities listed on a foreign exchange for which market quotations are readily available are valued at the latest quoted sales price available before the time when assets are valued. Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents using net foreign exchange quotations received from independent dealers at the time of valuation. Although the International Fund values its assets in U.S. dollars on a daily basis, it does not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis.

Fixed income securities (other than obligations having a maturity of 60 days or less) are normally valued at the mean of the bid and ask price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service. Fixed income securities purchased with remaining maturities of 60 days or less are valued at amortized cost if it reflects fair value. In the event that amortized cost does not reflect fair value, market prices as determined above will be used.

Other assets and securities for which no quotations are readily available (including restricted securities) are valued in good faith at fair value using methods determined by the Board of Trustees. The Board of Trustees has adopted specific procedures for valuing portfolio securities and delegated the implementation of these procedures to the Adviser. The procedures authorize the Adviser to make all determinations regarding the fair value of a portfolio security and to report such determinations to the Board of Trustees. The Funds may also use independent pricing services to assist in pricing portfolio securities.

An example of how each Fund calculated its total offering price per share as of December 31, 2006 is as follows:

Net Assets	=	Net Asset Value per share
Shares Outstanding

Small Cap Equity Fund	$608,416,896	=	$21.98
Institutional Class	27,679,031

Small Cap Equity Fund	$20,923,252	=	$21.73
Adviser Class	963,090

Equity Fund	$50,384,574	=	$14.43
Institutional Class	3,491,314

Balanced Fund	$9,921,824	=	$13.36
742,754

Fixed Income Fund	$106,082,061	=	$10.19
10,405,310

International Fund	$136,294,552	=	$13.49
10,100,423

PORTFOLIO HOLDINGS INFORMATION

It is the policy of LKCM Funds to protect the confidentially of portfolio holdings and prevent the selective disclosure of non-public information concerning the Funds. No information concerning the portfolio holdings of the Funds may be disclosed to any person except as provided below.

The Adviser and the Funds maintain portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds. These portfolio holdings disclosure policies have been approved by the Board of Trustees. Disclosure of the Funds’ complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. In addition, each Fund also makes available on the Funds’ website a complete schedule of its portfolio holdings no sooner than 30 days following the end of each calendar quarter. Information contained within Fund Fact Sheets (Top Ten Holdings; Sector Weightings; Turnover Rate: Composition; and Performance) is made publicly available on the website upon completion by Quasar Distributors, LLC, the Fund’s distributor (generally within 10-15 days after the close of the calendar quarter). The Funds believe that these third parties have legitimate objectives in requesting such portfolio holdings information. To prevent such parties from potentially misusing portfolio holdings information, the Funds will generally only disclose the Fund Fact Sheets and complete schedules of portfolio holdings as of the end of the most recent calendar quarter, no earlier than 10 days and 30 days after the end of the calendar quarter, respectively.

In addition, the Funds’ service providers, including the administrator, custodian, legal counsel and auditors, may receive portfolio holdings information in connection with their services to the Funds. The Funds’ service providers have a duty to keep nonpublic information about the Funds confidential based on existing laws and due to the nature of their roles with the Funds. An officer of the Adviser or the Chief Compliance Officer of the Funds may distribute (or authorize the Funds’ administrator to distribute) portfolio holdings to rating and ranking agencies for a legitimate business purpose on a quarterly basis. This information is provided no earlier than 30 days after the end of a calendar quarter and no compensation is received by the Adviser or the Funds as consideration for such disclosure. The Fund’s Chief Compliance Officer may waive certain of the requirements of this policy. The Board of Trustees and the Adviser may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio holdings information beyond those required by the Funds’ policy. Notwithstanding these policies, the Funds may disclose portfolio holdings information to the extent required by applicable law.

The Funds’ Chief Compliance Officer will report any violations of these policies to the Board of Trustees on a quarterly basis. In no event shall the Adviser, its affiliates or employees, or the Funds receive any direct or indirect compensation in connection with the disclosure of information about the Funds’ portfolio holdings.

If the disclosure of portfolio holdings presents a conflict of interest between the shareholders and the Adviser, the Funds’ principal distributor or any of their respective affiliates, then such conflict will be reported to the Board for its consideration prior to the dissemination of portfolio holdings information.

EXCHANGES

Each Fund may exchange shares for shares of another LKCM Fund. However, shareholders of the Adviser Class of the Small Cap Equity Fund and Equity Fund may only exchange shares between Adviser Class Funds.

REDEMPTIONS IN KIND

The Trust has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of (i) $250,000 or (ii) 1% of the net assets of a Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part in investment securities or in cash, as the Trustees may deem advisable; however, payment will be made wholly in cash unless the Trustees believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the applicable Fund. If redemptions are paid in investment securities the redeeming shareholders might incur brokerage expenses if they converted these securities to cash. Securities used to make such “in-kind” redemptions will be readily marketable. The method of valuing such securities will be the same as the method of valuing Fund securities described under “Pricing of Shares,” and such valuation will be made as of the same time the redemption price is determined.

TAXATION

TAXATION OF THE FUNDS

Each Fund intends to continue to qualify annually for treatment as a “regulated investment company” under Subchapter M of the Code (“RIC”) and, if so qualified, will not be liable for federal income tax to the extent it distributes net earnings and realized net gains to its shareholders on a timely basis. If a Fund fails to qualify for treatment as a RIC, it would be treated as a regular corporation for federal tax purposes. In that case, it would be subject to federal income tax, and any distributions that it made to its shareholders would be taxable as ordinary income (with no part treated as a capital gain distribution), except for the part of those dividends that is “qualified dividend income” (described in the Prospectuses), which is subject to a maximum federal income tax rate of 15%, to the extent of its earnings and profits and would not be deductible by it. This would increase the cost of investing in that Fund for shareholders and would make it more economical for shareholders to invest directly in securities held by that Fund instead of investing indirectly in those securities through the Fund.

Each Fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year ending on October 31 of that year, plus certain other amounts.

Hedging strategies, such as entering into Forward Contracts and writing (selling) and purchasing options and futures contracts, involve complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gain from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and Forward Contracts a Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the income requirement to qualify as a RIC.

Certain futures, foreign currency contracts and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index) in which all Funds but the Equity Fund may invest may be subject to section 1256 of the Code (“section 1256 contracts”). Any section 1256 contracts a Fund holds at the end of its taxable year generally must be “marked-to-market” (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purpose of the Excise Tax. These rules may operate to increase the amount that a Fund must distribute to satisfy the distribution requirement applicable to RICs (“Distribution Requirement”) (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) a Fund recognizes, without in either case increasing the cash available to the Fund. A Fund may elect to exclude certain transactions from the operation of section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and/or increasing the amount of dividends that must be distributed to meet the Distribution Requirement and avoid imposition of the Excise Tax.

If a Fund has an “appreciated financial position” - generally, an interest (including an interest through an option, futures or Forward Contract or short sale) with respect to any stock, debt instrument (other than “straight debt”) or partnership interest the fair market value of which exceeds its adjusted basis - and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or Forward Contract a Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction by a Fund during any taxable year that would otherwise be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

The Balanced and Fixed Income Funds may acquire zero-coupon or other securities issued with original issue discount (“OID”). As a holder of those securities, a Fund must include in its gross income the OID that accrues on them during the taxable year, even if it receives no corresponding payment on them during the year. Because each Fund annually must distribute substantially all of its investment company taxable income, including any OID, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund’s cash assets or from the proceeds of sales of its portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

Investments in Foreign Securities. Dividends and interest a Fund receives, and gains it realizes, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (“foreign taxes”) that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

If more than 50% of the value of the International Fund’s total assets at the close of any taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes it paid. Pursuant to any such election, the International Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to:

(1)	include in gross income, and treat as paid by the shareholder, the shareholder’s proportionate share of those taxes,
(2)	treat the shareholder’s share of those taxes and of any dividend the Fund paid that represents income from foreign or U.S. possessions as the shareholder’s own income from those sources and
(3)
either deduct the taxes deemed paid by the shareholder in computing the shareholder’s taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder’s federal income tax.

The International Fund will report to its shareholders shortly after each taxable year their respective shares of its income from sources within foreign countries and U.S. possessions (including its proportionate share of the Portfolio’s income from these sources) and the Fund’s Foreign Taxes if it makes this election. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Form 1099 and have no foreign source non-passive income will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

The Funds may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests:

(1)	at least 75% of its gross income for the taxable year is passive or
(2)	an average of at least 50% of its assets produce, or are held for the production of, passive income.

Under certain circumstances, a Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain on disposition of the stock (collectively “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions attributable to PFIC income will not be eligible for the 15% maximum federal income tax rate on “qualified dividend income” mentioned above.

If a Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gain -- which the Fund probably would have to distribute to its shareholders -- even if the QEF did not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

Each Fund may elect to “mark to market” its stock in any PFIC. “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over a Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income by the Fund for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs). A Fund’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Gains or losses (1) from the disposition of foreign currencies, including Forward Contracts, (2) on the disposition of a debt security denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and (3) that are attributable to exchange rate fluctuations between the time a Fund accrues interest, dividends or other receivables or expenses or other liabilities denominated in a foreign currency and the time it actually collects the receivables or pays the liabilities, generally are treated as ordinary income or loss. These gains or losses will increase or decrease the amount of investment company taxable income available to a Fund for distribution to its shareholders as ordinary income, rather than increasing or decreasing the amount of its net capital gain.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, serves as the Funds’ independent registered public accounting firm, whose services include audit of the Funds’ financial statements and the performance of other related audit and tax services.

FINANCIAL STATEMENTS

The audited financial statements for the Funds are incorporated by reference to the Funds’ Annual Report to Shareholders, for the year ended December 31, 2006.

APPENDIX A

TT International Investment Management

Proxy Voting Policy

As of August 2005

The following policy is designed to ensure that TT International Investment Management (“TT”) takes all reasonable steps to vote proxies on behalf of accounts for which it has voting authority in the best interest of clients and in accordance with applicable laws.

19.1  General Guidelines

All issues presented for shareholder vote are voted in what TT believes to be the best economic interest of the beneficial owners of the accounts which it manages, in accordance with TT’s fiduciary duties to its clients. TT maintains an active investment strategy, and if TT has a material concern about the management or governance of a company in which it has invested, it may decide to sell the shares. TT decides how to cast each vote on a case-by-case basis, taking into consideration this policy, its obligations under its advisory agreements with the relevant clients, other client instructions or fund offering documents, and other facts and circumstances which it judges relevant.

Proxy voting decisions are taken by the Chief Operating Officer (or in his absence by the Partner, Compliance and Legal or such other partner or employee as the Chief Operating Officer in his discretion appoints). All proxy cards, proxy statements, and related materials received by TT in relation to client accounts are to be forwarded immediately to Chief Operating Officer (or other partner or employee taking proxy voting decisions in accordance with this paragraph). In taking proxy voting decisions on behalf of client accounts, the Chief Operating Officer (or other partner or employee taking such decisions in accordance with this paragraph) shall seek to vote proxies consistently for all client accounts subject to any special agreements with, instructions from, and sensitivities of particular clients. While portfolio managers may be consulted, if necessary, for financial, market, or commercial information that may assist in taking proxy voting decisions, portfolio managers will not in the ordinary course be consulted on how proxies should be voted.

TT recognizes that votes which it casts on behalf of certain types of accounts, such as accounts subject to the U.S. Employee Retirement Income Security Act of 1974, as amended, (“ERISA”), and accounts of public entities or pension plans, may be subject to special requirements under governing account or plan documents and applicable law. Section 7 below addresses the special requirements applicable to accounts subject to ERISA. Accounts managed by TT for employee benefit plans which are not governed by ERISA (such as governmental pension plans) may nevertheless involve fiduciary obligations similar to those applicable to ERISA plans; proxy voting requirements for such accounts are addressed by TT exercising its judgment on a case by case basis.

19.2  Compliance Review

Any issues or questions raised regarding the voting of a proxy should be discussed with TT’s Compliance Department (“Compliance”). Conflicts of interest in relation to proxy voting will be handled by Compliance as stated in Sections 4 and 7. TT is required to follow any determination by Compliance to vote a proxy in a particular manner. Any departure from the voting guidelines set out below must be cleared by Compliance. Compliance is responsible for reviewing this policy on at least an annual basis and recommending any appropriate changes.

19.3  Voting Guidelines

TT exercises its voting power in good faith and uses reasonable care in reaching its voting decisions. Each vote requires individual consideration according to the circumstances of the case. Particular circumstances may lead to a departure from TT’s general practice. However, without detracting from TT’s discretion, the following guidelines should generally be followed, and departures from these guidelines must be cleared by Compliance.

A. Board of Directors

(1) Vote against the election of directors or some or all of non-independent candidates if a vote in favour would result in or continue the board with a majority of non-independent directors.
(2) Vote against a board where the chair and chief executive officer are the same person.
(3) Vote against stock option plans which include awards to directors.
(4) Vote against an excessive severance compensation package paid to any director, including one which is contingent on the merger or acquisition of the corporation with a resulting loss of control.
(5) Vote against directors who have approved excessive severance compensation packages which have not manifestly provided shareholder value.

B. Executive Compensation

(1) Vote in favour of stock option plans which align the interests of shareholders and management and are likely to create a significant correlation over a reasonable period between compensation and the enhancement of shareholder value, subject to B(2) to (7) below.

(2) Vote against options awarded at strike prices which are at a discount to market price.
(3) Vote against the ability to lower the strike price of outstanding options.
(4) Vote against options unrestricted in time.
(5) Vote against accelerated vesting of option awards in the event of a change of control.
(6) Vote against option schemes which concentrate option ownership among a small number of senior executives.
(7) Vote against stock option compensation plans that unreasonably dilute value to shareholders.
(8) Vote against the making of loans to directors or employees to pay for stock or exercise options.
(9) Vote against an excessive severance compensation package paid to any employee, including one which is contingent on the merger or acquisition of the corporation with a resulting loss of control.

C.	Takeover Protection

(1) Vote against “crown jewel” defences which are made part of an anti-takeover defence unless they are considered by TT to be in the best interests of shareholders.
(2) Vote against arrangements that lock up a takeover bid so that other bids are prevented.
(3) Vote against the payment of “greenmail” unless it is considered by TT to be in the best interests of shareholders.
(4) Vote against reincorporation proposals that are posed as part of an anti-takeover defence or solely to limit directors’ liability.

D. Shareholder Rights

(1) Vote against the creation of dual class voting stock.
(2) Vote against linked proposals one or more of which is not in the best interests of the shareholders.
(3) Vote against “stakeholder proposals” which would reduce or dilute the responsibility of directors to the shareholders.
(4) Vote against a proposal to increase the number of voters required on an issue above two-thirds of the outstanding shares unless it is in the best interest of the shareholders.
(5) Vote against a proposal the effect of which will be or is likely to dilute unreasonably existing shareholders’ interests

19.4  Conflicts of Interest

A. Duty to Report

All partners and employees of TT are under a duty to report to Compliance any potential conflict of interest of which they become aware regarding voting proxies for client accounts. Upon any such report being made, TT will defer voting any affected proxies until Compliance has determined how the conflict or potential conflict of interest is to be resolved.

B. Review of Potential Conflicts

Compliance shall consider all potential conflicts of interest relating to proxy voting brought to its attention and will determine whether there exists a material conflict of interest. A conflict of interest will be considered material if Compliance determines that it has the potential to influence TT’s decision-making in voting the proxy.

C. Material Conflicts of Interest

Where Compliance determines that a material conflict of interest does exist, either as determined by Compliance (i) the proxy shall be voted subordinating the interest of TT to that of the client or (ii) the material conflict shall be disclosed to the client together with TT’s recommendation for voting the proxy and the client’s consent shall be sought on whether the proxy may be voted as recommended by TT. If the client does consent, then the proxy shall be voted in such a manner. If the client does not consent, the proxy shall (i) be voted in the manner directed by the client, or, lacking such direction, (ii) not be voted. The provisions of this Section 4.C shall not apply to conflicts of interest in relation to accounts subject to ERISA, procedures for which are stated in Section 7 below.

19.5  Proxies Not Voted

It generally is TT’s policy to vote proxies for which it has voting authority subject to Section 4.C. Nevertheless, in addition to the circumstances discussed in Section 4 above, TT may, with the approval of Compliance, decide not to vote a proxy where (i) TT has determined that voting the proxy is not justified because of the extent to which the cost of voting the proxy outweighs the value to the client of casting such a vote, such as may be the case for U.S. clients with proxies solicited by non-U.S. issuers, or (ii) limitations have been placed on TT’s ability to vote the proxy, such as where such security is subject to a securities lending arrangement, or (iii) in TT’s judgment a vote will bring no benefit to the client.

19.6  Recordkeeping

TT shall maintain, in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of TT: (i) a copy of this policy, (ii) proxy statements received regarding client securities, (iii) records of votes cast by TT on behalf of clients, (iv) records of client requests for proxy voting information and responses of TT to such requests, and (v) any documents created by TT that were material to making a decision how to vote, or that memorialized the basis for the decision. TT may rely on proxy statements filed on the U.S. Securities and Exchange Commission’s EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by TT that are maintained with a third party, such as a proxy voting service, provided that TT has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

With respect to proxies voted on behalf of ERISA accounts, TT shall maintain records with respect to this policy and the actions taken in individual proxy voting situations, in order to enable the named fiduciary of the applicable plan to determine whether TT is adhering to applicable proxy voting guidelines and fulfilling its fiduciary duties to the plan in a manner which justifies the continuation of the advisory appointment. These records may include information regarding (i) the issuer and the meeting, (ii) the issues voted on and a record of the vote, (iii) the number of shares eligible to be voted on the record date on behalf of the client, (iv) the number of shares voted by TT on behalf of the client, (v) the steps taken to ascertain whether a particular vote was prudent and in the interest of the participants and beneficiaries, and (vi) the reasons for the votes cast.

19.7  ERISA Accounts

The following special proxy voting policies and procedures apply to the voting of proxies on behalf of accounts subject to ERISA. Except where expressly noted, the following policies and procedures apply in addition to and not in lieu of the provisions stated in other sections of these Procedures.

 A.  Authority to Vote Proxies

Upon receipt of a request for a proxy vote for an account subject to ERISA, TT will ascertain whether it has the duty to vote the proxies or whether this duty has been retained by the trustee or another named fiduciary of the ERISA plan. The determination will be made by reference to the advisory agreement for the ERISA account and plan documents and, where appropriate, after consultation with Compliance. Where general authority to manage ERISA plan assets has been delegated to TT, TT will have the authority and duty to vote the proxies unless the advisory agreement and plan documents expressly preclude TT from voting proxies.

B.  Voting Guidelines

TT must vote proxies for accounts governed by ERISA (i) solely in the interests of the plan participants and beneficiaries, (ii) for the exclusive purpose of providing benefits to participants and beneficiaries, (iii) with the care, skill and diligence that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims, and (iv) in accordance with the plan documents to the extent consistent with ERISA. In doing so, TT must consider the factors that may affect the value of the plan’s investment and not subordinate the interests of the participants and beneficiaries in their retirement income to unrelated objectives (such as the wishes of the plan sponsor).

C.  Proxy Voting Policies

TT shall ascertain if the ERISA plan has a proxy voting policy or an investment policy which includes a proxy voting policy. TT shall follow the policy unless, in the opinion of Compliance, to do so would be inconsistent with ERISA (if, for example, it would be imprudent or not solely in the interests of the plan participants and beneficiaries in a given instance).

Where TT has proxy voting authority for a pooled investment vehicle which is subject to ERISA, TT may be subject to the proxy voting policies of more than one plan. In such cases, TT will seek to reconcile the policies if possible. If the investment policies conflict, it may be necessary for TT to vote the proxies of the pooled investment vehicle in proportion to each plan’s respective investment, unless, in the opinion of Compliance, to do so would be imprudent or conflict with ERISA.

D.  Conflicts of Interest

Where Compliance determines that a material conflict of interest exists regarding proxy votes for ERISA accounts, either as determined by Compliance (i) the proxy shall be voted subordinating the interest of TT to that of the client or (ii) the material conflict shall be disclosed to the named fiduciary of the plan. In the case of a conflict of interest affecting TT as fiduciary of an ERISA account, mere disclosure of the conflict to the ERISA account client and/or consent by the client to the proxy vote proposed by TT will generally be insufficient to resolve the conflict in accordance with ERISA. Consequently, TT, together with the named fiduciary, must determine the procedure for resolution of the conflict of interest consistent with the advisory agreement, the plan documents and ERISA. Depending upon the circumstances, the conflict may be resolved by voting the proxies (i) in accordance with the ERISA plan’s pre-determined proxy voting policy, (ii) based upon the recommendations of an independent third party (for example, a proxy voting service) appointed by the named fiduciary, (iii) based upon the recommendations of an independent plan fiduciary, or (iv) based upon the directions of the named fiduciary, accompanied, where necessary, by appropriate amendment(s) of the plan documents and/or the advisory agreement.

19.8  Reporting

TT shall periodically report to the Trustees of TT International U.S.A. Feeder Trust and TT International U.S.A. Master Trust as to actions taken in accordance with this policy in relation to securities held for the account of those funds, and to other clients as may be required by applicable laws or contracts.

TT will provide clients with a copy of this policy promptly upon request. Clients may obtain information on how the client’s proxies were voted by contacting TT’s Client Services Department (Anthony Brzostowski, telephone +44 207 410 3514).

APPENDIX B

DESCRIPTION OF BOND RATINGS

Excerpts from Moody’s Investors Service, Inc. Corporate Bond Ratings:

AAA: judged to be the best quality; carry the smallest degree of investment risk; AA: judged to be of high quality by all standards; A: possess many favorable investment attributes and are to be considered as higher medium grade obligations; BAA: considered as lower medium grade obligations, i.e., they are neither highly protected nor poorly secured; BA, B: protection of interest and principal payments is questionable.

CAA: Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. CA: Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Excerpts from Standard & Poor’s Corporation Corporate Bond Ratings:

AAA: highest grade obligations; possess the ultimate degree of protection as to principal and interest; AA: also qualify as high grade obligations, and in the majority of instances differs from AAA issues only in small degree; A: regarded as upper medium grade; have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe; BBB: regarded as borderline between definitely sound obligations and those where the speculative element begins to predominate; this group is the lowest which qualifies for commercial bank investments.

BB, B, CCC, CC, C: Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. CI: The rating CI is reserved for income bonds on which no interest is being paid. D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus(+) or Minus(-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Excerpts from Fitch IBCA, Duff & Phelps Corporate Bond Ratings:

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA”. Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short term debt of these issuers is generally rated “-,+”.

A: Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB: Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. “DDD” represents the highest potential for recovery on these bonds, and “D” represents the lowest potential for recovery.

PLUS (+) MINUS(-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “DDD”, “DD”, or “D” categories.

P R O S P E C T U S
May 1, 2007

LKCM FUNDS

301 COMMERCE STREET, SUITE 1600
FORT WORTH, TEXAS 76102
1-800-423-6369

THE LKCM AQUINAS SMALL CAP FUND - seeks to maximize long-term capital appreciation

THE LKCM AQUINAS VALUE FUND - seeks to maximize long-term capital appreciation

THE LKCM AQUINAS GROWTH FUND - seeks to maximize long-term capital appreciation

THE LKCM AQUINAS FIXED INCOME FUND - seeks current income

This Prospectus contains information you should consider before you invest in the LKCM Funds. Please read it carefully and keep it for future reference.

Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved of the securities offered by this Prospectus, nor has the SEC or any state securities commission passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

OVERVIEW	i

RISK/RETURN SUMMARY	1

FEES AND EXPENSES OF THE FUNDS	9

INVESTMENT OBJECTIVES	11

HOW THE FUNDS INVEST - PRINCIPAL INVESTMENT STRATEGIES	11

FUND MANAGEMENT	14

DISTRIBUTION OF FUND SHARES	15

PURCHASE OF SHARES	15

REDEMPTION OF SHARES	18

VALUATION OF SHARES	20

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES	20

FINANCIAL HIGHLIGHTS	22

OVERVIEW

Each Fund has its own investment objective. The Funds are managed by Luther King Capital Management Corporation (the “Adviser”). In deciding whether to invest in the Small Cap, Value, Growth and Fixed Income Funds (each a “Fund” and collectively, the “Funds”), you should rely on information in this Prospectus or the Statement of Additional Information relating to these Funds (the “SAI”). The Funds have not authorized others to provide additional information. The Funds do not authorize the use of this Prospectus in any state or jurisdiction in which such offering may not legally be made.

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RISK/RETURN SUMMARY

OBJECTIVES AND PRINCIPAL STRATEGIES OF THE FUNDS

Generally, the Adviser selects securities for the Funds by identifying high quality companies based on various financial and fundamental criteria and determining which companies are undervalued in the marketplace. In addition, each Fund practices socially responsible investing, pursuant to which the Adviser monitors the companies selected for each Fund for policies on various issues such as abortion, contraceptives, weapons of mass destruction, gender and race discrimination, human rights, economic priorities, environmental responsibility and fair employment practices. If a Fund invests in a company whose policies are inconsistent with these criteria, the Adviser may attempt to influence the company’s policies, and if the Adviser is unsuccessful over a reasonable period of time, the Adviser may sell the security.

The Small Cap Fund’s objective is to maximize long-term capital appreciation. The Fund attempts to achieve this goal by primarily choosing investments that the Adviser believes are likely to have above-average growth in revenue and/or earnings and potential for above-average capital appreciation. The Fund invests under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of smaller companies. Smaller companies are those with market capitalizations at the time of investment between $400 million and $2 billion. The Fund is not required to sell equity securities whose market values appreciate or depreciate outside this market capitalization range. In addition, the Fund may purchase additional equity securities of companies with market capitalizations outside of this range, provided that the Fund’s initial investment in the securities was within this market capitalization range or otherwise exempted. These equity securities include common stocks, preferred stocks, securities convertible into common stock, rights and warrants. The Adviser’s primary strategy in managing the Fund is to identify high quality companies based on various financial and fundamental criteria such as consistently high profitability, strong balance sheets, competitive advantages, high and/or improving financial returns, free cash flow and reinvestment opportunities, and prominent market share positions.

The Value Fund’s objective is to maximize long-term capital appreciation. The Fund attempts to achieve this goal by primarily choosing investments that the Adviser believes to be undervalued relative to a company’s earnings growth rate. The Fund invests in equity securities, which include common stocks, preferred stocks, securities convertible into common stocks, rights and warrants. The Adviser’s primary strategy in managing the Fund is to select securities that generally have below average price to earnings ratios, low price to cash flow characteristics, attractive dividend yields and/or lower price to book value ratios than the overall market.

The Growth Fund’s objective is to maximize long-term capital appreciation. The Fund attempts to achieve this goal by primarily choosing investments that the Adviser believes generally have above-average growth in revenue and/or earnings, above-average returns on shareholders’ equity, underleveraged balance sheets and potential for above-average capital appreciation. The Fund invests in equity securities, which include common stocks, preferred stocks, securities convertible into common stocks, rights and warrants. The Adviser’s primary strategy in managing the Fund is to identify high quality companies based on various financial and fundamental criteria such as consistently high profitability, strong balance sheets, competitive advantages, high and/or improving financial returns, free cash flow and reinvestment opportunities, and prominent market share positions.

The Fixed Income Fund’s objective is current income. The Fund invests under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of investment grade corporate and government fixed income securities. The Fund typically invests in bonds with short and intermediate maturities from one to ten years, and cash equivalent securities. The Adviser’s primary strategy in managing the Fund is to select debt securities based on factors such as price, yield and credit quality.

The Small Cap Fund and Fixed Income Fund each has adopted a non-fundamental policy to notify its shareholders at least 60 days before it changes its 80% investment policy as described above.

The Funds cannot guarantee that they will achieve their goals. For more information, see “How the Funds Invest.”

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PRINCIPAL RISKS OF INVESTING IN THE FUNDS

The principal risks of investing in the Small Cap, Value, Growth and Fixed Income Funds are discussed below. You should be aware that you may lose money by investing in the Funds.

• General Market Risk:
Factors that affect the stock and bond markets include domestic and foreign economic growth or decline, interest rate levels and political events. These factors may negatively affect the markets and, thus, an investment in any of the Funds may decline. Decreases in the value of stocks are generally greater than for bonds or other debt investments.

• Socially Responsible Investing:
Since the Adviser considers other factors in addition to traditional investment criteria when selecting portfolio securities, it may forego a profitable investment opportunity or sell a security when it may be disadvantageous to do so.

• Portfolio Turnover:
To the extent a Fund engages in active trading of securities, that Fund will incur greater transaction costs (such as brokerage commissions), which may reduce that Fund’s return. Also, shareholders may receive more distributions as a result.

• Inflation Risk:
Stocks and bonds may fall in value due to higher actual or anticipated inflation. Further, a rapid increase in prices for goods and services may have an adverse effect on corporate profits and consumer spending, which also may result in lower stock and bond values.

In addition, the Small Cap, Value, and Growth Funds are subject to additional principal risks:

• Stock Market Risk:
Funds that invest in equity securities are subject to stock market risks and significant fluctuations in price. If the stock market declines in value, a Fund is likely to decline in price. Decreases in the price of stocks are generally greater than for bonds or other debt investments. Risks of investing in equity securities also include that a company may not perform as anticipated due to a variety of factors such as poor management, weak demand for its products and less than anticipated earnings.

• Stock Selection Risk:	Stocks selected by the Adviser may decline in value or not increase in value when the stock market in general is rising.

In addition, the Small Cap Fund is subject to additional principal risks:

• Small Cap Risk:
Small capitalization companies may not have the size, resources or other assets of mid or large capitalization companies. These small capitalization companies may be subject to greater market risks and fluctuations in value than mid or large capitalization companies and may not correspond to changes in the stock market in general.

In addition, the Value Fund is subject to additional principal risks:

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• Value Investing Risk:
There is a risk that the Adviser may be incorrect in its assessment of a company’s value and the stocks selected do not reach what the Adviser believes is their full value. In addition, value funds may not perform as well as other funds when this style is out of favor with investors.

In addition, the Growth Fund is subject to additional principal risks:

• Growth Investing Risk:
There is a risk that the Adviser may be incorrect in its assessment of a company’s potential for growth and the company does not grow as anticipated. In addition, growth funds may not perform as well as other funds when this style is out of favor with investors.

The principal risks of investing in the Fixed Income Fund are:

• Interest Rate Risk:
The market values of fixed income securities are inversely related to actual changes in interest rates. When interest rates rise, the market value of the Fund’s fixed income securities will decrease. If this occurs, the Fund’s net asset value may also decrease. Moreover, the longer the remaining maturity of a fixed income security, the greater the effect of interest rate changes on the market value of the security.

• Credit Risk:
If issuers of fixed income securities in which the Fund invests experience unanticipated financial problems, the issue is likely to decline in value. In addition, the Fund is subject to the risk that the issuer of a fixed income security will fail to make timely payments of interest or principal.

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PAST PERFORMANCE

The performance information that follows gives some indication of how each Fund’s performance can vary. The bar charts indicate the risks of investing in the Funds by showing the performance of each Fund for the past year (on a calendar year basis going forward). The tables indicate the risks of investing in the Funds by showing each Fund’s average annual returns compared to a broad-based securities market index. The information shown assumes reinvestment of dividends and distributions.

After-tax returns as shown in the following tables are intended to show the impact of assumed federal income taxes on an investment in the Funds. Each Fund’s “Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gain distributions), but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in shares of the Fund. Each Fund’s “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. Actual after-tax returns depend on your tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts because such accounts are only subject to taxes upon redemption. Please remember that a Fund’s past performance (before and after taxes) does not reflect how the Fund may perform in the future.

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Small Cap Fund
Calendar Year Returns as of 12/31

Best and Worst Quarterly Returns
17.01%	(1st quarter, 2006)
(8.22%)	(2nd quarter, 2006)

Average Annual Total Returns
as of December 31, 2006

	1 Year	Since Inception*
Small Cap Equity Fund
Return Before Taxes	13.06%	11.36%
Return After Taxes on Distributions	13.06%	11.36%
Return After Taxes on Distributions and Sale of Fund Shares	8.49%	9.69%
Russell 2000 Index (1)	18.37%	13.75%
Lipper Small-Cap Core Funds Index(2)	13.70%	14.67%
*	The Fund commenced operations on July 11, 2005.
(1)
The Russell 2000 Index is an unmanaged index comprised of the smallest 2000 companies in the Russell 3000 Index, representing approximately 8% of the Russell 3000 Index total market capitalization. The Russell 3000 Index is an unmanaged index that measures the performance of the 3000 largest U.S. companies, based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. As of the latest reconstitution, the average market capitalization of the Russell 2000 Index was approximately $763 million. The Index does not reflect a deduction for fees, expenses or taxes.

(2)
The Lipper Small-Cap Core Funds Index is an unmanaged index consisting of small-cap core funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median market capitalization of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap core funds have more latitude on the companies in which they invest. These funds will normally have an average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value, comparable to those companies included in to the S&P Small Cap 600 Index. The Index does not reflect a deduction for fees, expenses or taxes.

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Value Fund
Calendar Year Returns as of 12/31

Best and Worst Quarterly Returns
6.98%	(4th quarter, 2006)
(0.78%)	(2nd quarter, 2006)

Average Annual Total Returns
as of December 31, 2006

	1 Year	Since Inception*
Value Fund
Return Before Taxes	16.51%	12.79%
Return After Taxes on Distributions	15.76%	12.31%
Return After Taxes on Distributions and Sale of Fund Shares	11.57%	10.88%
Russell 1000 Value Index(1)	22.25%	17.19%
Lipper Large-Cap Value Funds Index(2)	18.28%	16.29%
*	The Fund commenced operations on July 11, 2005.
(1)
The Russell 1000 Value Indexis an unmanaged index consisting of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Index does not reflect a deduction for fees, expenses or taxes.

(2)
The Lipper Large-Cap Value Funds Index is an unmanaged index consisting of large-cap value funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap value funds typically have a below-average price-to earnings ratio, price-to-book ratio and three-year sales-per-share growth value, compared to the S&P 500 Index. The Index does not reflect a deduction for fees, expenses or taxes.

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Growth Fund
Calendar Year Returns as of 12/31

Best and Worst Quarterly Returns
3.36%	(4th quarter, 2006)
(6.68%)	(2nd quarter, 2006)

Average Annual Total Returns
as of December 31, 2006

	1 Year	Since Inception*
Growth Fund
Return Before Taxes	(0.22%)	1.61%
Return After Taxes on Distributions	(0.49%)	1.18%
Return After Taxes on Distributions and Sale of Fund Shares	(0.13%)	1.26%
Russell 1000 Growth Index(1)	9.07%	9.52%
Lipper Large-Cap Growth Funds Index(2)	4.72%	9.31%
*	The Fund commenced operations on July 11, 2005.
(1)
The Russell 1000 Growth Index consists of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index does not reflect a deduction for fees, expenses or taxes.

(2)
The Lipper Large-Cap Growth Funds Index is an unmanaged index consisting of large-cap growth funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index. The Index does not reflect a deduction for fees, expenses or taxes.

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Fixed Income Fund
Calendar Year Returns as of 12/31

Best and Worst Quarterly Returns
2.93%	(3rd quarter, 2006)
(0.14%)	(1st quarter, 2006)

Average Annual Total Returns
as of December 31, 2006

	1 Year	Since Inception*
Fixed Income Fund
Return Before Taxes	3.82%	2.54%
Return After Taxes on Distributions	2.38%	1.11%
Return After Taxes on Distributions and Sale of Fund Shares	2.48%	1.36%
Lehman Brothers Intermediate Government/Credit Bond Index (1)	4.08%	3.07%
Lipper Short Intermediate Investment-Grade Debt Funds Index(2)	4.08%	2.75%
*	The Fund commenced operations on July 11, 2005.
(1)
The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged market value weighted index measuring the principal price changes of, and income provided by, the underlying universe of securities that comprise the Index. Securities included in the Index must meet the following criteria: fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $250 million; rated investment grade or higher by Moody’s Investors Service or equivalent; must be dollar denominated and non-convertible; and must be publicly issued. The Index does not reflect a deduction for fees, expenses or taxes.

(2)
The Lipper Short Intermediate Investment-Grade Debt Funds Index is an unmanaged index consisting of funds that, by portfolio practice, invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar weighted average maturities of one to five years. The Index does not reflect a deduction for fees, expenses or taxes.

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FEES AND EXPENSES OF THE FUNDS

The following table illustrates the fees and expenses that you may pay if you buy and hold shares of the Funds.

SHAREHOLDER FEES (fees paid directly from your investment)

	Small Cap Fund	Value Fund	Growth Fund	Fixed Income Fund
Redemption Fee (as a % of amount redeemed) (1)	1.00%	1.00%	1.00%	1.00%
Exchange Fee (2)	None	None	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)(3)

	Small Cap Fund	Value Fund	Growth Fund	Fixed Income Fund
Management Fees (6)	1.00%	0.90%	0.90%	0.60%
Distribution and Service (12b-1) Fees (4)	0.25%	0.25%	0.25%	0.00%
Other Expenses (5) (6)	1.08%	0.35%	0.31%	0.40%
Acquired Fund Fees and Expenses (5)	0.00%	0.00%	0.02%	0.00%
Total Annual Fund Operating Expenses (6)	2.33%	1.50%	1.48%	1.00%

(1)
The Funds charge a redemption fee for redemptions (including redemptions via exchanges) on shares held for less than 30 days. See “Redemption of Shares - 30-Day Redemption Fee” for additional information. You may be charged a $15.00 fee for wire redemptions.

(2)	The Funds’ transfer agent (the “Transfer Agent”) charges a $5.00 fee for each exchange via telephone.
(3)
Fund operating expenses are deducted from Fund assets before computing the daily share price or making distributions. As a result, they will not appear on your account statement, but instead they will reduce the amount of total return you receive.

(4)
The Funds have adopted the Adviser Class Distribution Plan under which each Fund may pay up to 1.00% of its average daily net assets for distribution and other services. The Board currently has authorized payment of only 0.25% under this plan at this time for each Fund, except the Fixed Income Fund.

(5)
The Funds are required to disclose “Acquired Fund Fees and Expenses” in the above fee table. Acquired Fund Fees and Expenses are indirect fees that funds incur from investing in the shares of other mutual funds (“Acquired Fund(s)”). The indirect fee represents a pro rata portion of the cumulative expenses charged by the Acquired Fund. Acquired Fund Fees and Expenses are reflected in the Acquired Fund’s net asset value. Please note that the Total Annual Fund Operating Expenses in the table above do not correlate to the ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of this prospectus. Without Acquired Fund Fees and Expenses, the Total Annual Fund Operating Expenses would have been 2.32%, 1.49%, 1.46%, and 0.99% for the Small Cap, Value, Growth and Fixed Income Funds, respectively, and the Total Annual Fund Operating Expenses would have been 1.50%, 1.49%, 1.46%, and 0.80%, for the Small Cap, Value, Growth and Fixed Income Funds respectively, after the fee waiver.

(6)
The Adviser has agreed to waive all or a portion of its management fee and/or reimburse the Small Cap, Value, Growth and Fixed Income Funds’ Management Fees or Other Expenses to limit the Total Annual Fund Operating Expenses to 1.50%, 1.50%, 1.50% and 0.80%, respectively. The Adviser may choose to terminate these waivers or revise the limits on Total Annual Fund Operating Expenses at any time. This expense limitation excludes interest, taxes, brokerage commissions and extraordinary expenses. If the waivers or reimbursements were included in the calculation above, “Management Fees”, “Distribution and Service (12b-1) Fees”, “Other Expenses” and “Total Annual Fund Operating Expenses” would be as follows:

	Small Cap Fund	Value Fund	Growth Fund	Fixed Income Fund
Management Fees	0.18%	0.90%	0.90%	0.41%
Distribution and Service (12b-1) Fees	0.25%	0.25%	0.25%	0.00%
Other Expenses	1.07%	0.34%	0.31%	0.39%
Total Annual Fund Operating Expenses	1.50%	1.49%	1.46%	0.80%

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EXAMPLE

The following Example is intended to help you compare the costs of investing in a Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and distributions have been reinvested, and that a Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be as follows:

	One Year	Three Years	Five Years	Ten Years
Small Cap Fund	$236	$727	$1,245	$2,666
Value Fund	$153	$474	$818	$1,790
Growth Fund	$151	$468	$808	$1,769
Fixed Income Fund	$102	$318	$552	$1,224

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INVESTMENT OBJECTIVES

The investment objective of the Small Cap Fund is to maximize long-term capital appreciation.

The investment objective of the Value Fund is to maximize long-term capital appreciation.

The investment objective of the Growth Fund is to maximize long-term capital appreciation.

The investment objective of the Fixed Income Fund is current income.

HOW THE FUNDS INVEST - PRINCIPAL INVESTMENT STRATEGIES

Investment Screening Process. Each Fund practices socially responsible investing. The Adviser monitors all issuers selected for each Fund for policies on various issues such as abortion, contraceptives, weapons of mass destruction, gender and race discrimination, human rights, economic priorities, environmental responsibility and fair employment practices. If a Fund invests in a company whose policies are inconsistent with these criteria, the Adviser may attempt to influence the company’s policies. If the Adviser is unsuccessful over a reasonable period of time, the Adviser may sell the security. The Adviser may also rely on an outside independent monitoring authority to assist with its efforts.

Equity Approach. For the Small Cap, Value and Growth Funds, the Adviser follows a long-term investment philosophy grounded in the fundamental analysis of individual companies. The Adviser’s primary approach to equity-related investing has two distinct but complementary components. First, the Adviser seeks to identify high quality companies based on various financial and fundamental criteria. Companies meeting these criteria will typically exhibit a number of the following characteristics:

•  Consistently high profitability levels;

•  Strong balance sheet quality;

•  Competitive advantages;

•  Prominent market share positions;

•  Ability to generate excess cash flow after capital expenditures;

•  Management with a significant ownership stake in the company; and

•  Undervaluation based upon various quantitative criteria.

The Adviser also invests in companies whose assets the Adviser has determined are undervalued in the marketplace. These include companies with tangible assets as well as companies that own valuable intangible assets. As with the primary approach described above, both qualitative as well as quantitative factors are important criteria in the investment analysis.

Fixed Income Approach. For the Fixed Income Fund, the Adviser’s fixed income approach concentrates primarily on investment-grade corporate and government issues with short and intermediate effective maturities. The Adviser’s fixed income philosophy combines noncallable bonds for their offensive characteristics with callable bonds for their defensive characteristics in an attempt to enhance returns while controlling the level of risk. The security selection process for noncallable corporate bonds is heavily credit-driven and focuses on the issuer’s earning and cash flow trends, its competitive positioning and the dynamics of its industry. A second component of the Adviser’s fixed income philosophy is the identification of undervalued securities with a combination of high coupons and various early redemption features. These defensive issues can offer high levels of current income with limited price volatility due to the possibility that they will be retired by the issuer much sooner than the final maturity. Callable bonds are used as alternatives to traditional short-term noncallable issues. Maturity decisions are primarily a function of the Adviser’s macroeconomic analysis and are implemented utilizing intermediate maturity, noncallable securities. Finally, the credit analysis performed by the Adviser on individual companies, as well as industries, is enhanced by the Adviser’s experience in the equity market. The analytical effort concentrates on market dominant, consistently profitable, well-financed debt issuers.

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The Small Cap Fund. The Small Cap Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of smaller companies which the Adviser believes are likely to have above-average growth in revenue and/or earnings. Smaller companies are those with market capitalizations at the time of investment between $400 million and $2 billion. The Fund is not required to sell equity securities whose market values appreciate or depreciate outside this market capitalization range. In addition, the Fund may purchase additional equity securities of companies with market capitalizations outside of this range, provided that the Fund’s initial investment in the securities was within this market capitalization range or otherwise exempted These equity securities include common stocks, preferred stocks, securities convertible into common stock, rights and warrants.

The Value Fund. The Value Fund seeks to achieve its investment objective by investing under normal circumstances in equity securities of companies which the Adviser believes to be undervalued relative to a company’s earnings. The Adviser’s primary strategy in managing the Fund is to select securities that generally have below average price to earnings ratios, low price to cash flow characteristics, attractive dividend yields and/or lower price to book value ratios than the overall market. These equity securities include common stocks, preferred stocks, securities convertible into common stocks, rights and warrants.

The Growth Fund. The Growth Fund seeks to achieve its investment objective by investing under normal circumstances in equity securities of companies which the Adviser believes generally have above-average growth in revenue and/or earnings with above-average returns on shareholders’ equity and underleveraged balance sheets. The Fund invests a portion of its assets in companies whose public market value is less than the Adviser’s assessment of the companies’ value. These equity securities include common stocks, preferred stocks, securities convertible into common stocks, rights and warrants.

The Fixed Income Fund. The Fixed Income Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of investment grade fixed income securities. The Fund typically invests in bonds with short to intermediate effective maturities (generally from one to ten years) issued by corporations, the U.S. Government, agencies or instrumentalities of the U.S. Government and cash equivalent securities. Investment grade debt securities are considered to be those rated within the four highest ratings assigned by nationally recognized statistical rating organizations.

The Fund seeks to maintain a dollar-weighted average expected maturity between three and 10 years under normal market and economic conditions. The expected maturity of securities with sinking fund or other early redemption features will be estimated by the Adviser, based upon prevailing interest rate trends and the issuer’s financial position. The average expected maturity may be less than three years if the Adviser believes a temporary, defensive posture is appropriate.

The Fund may invest in all types of domestic or U.S. dollar denominated foreign fixed income securities in any proportion, including bonds, notes, convertible bonds, mortgage-backed and asset-backed securities, government and government agency securities, zero coupon bonds, floating rate bonds, preferred stock and short-term obligations such as commercial paper and notes, bank deposits and other financial obligations, and repurchase agreements. In determining whether to invest in a particular debt security, the Adviser considers factors such as the price, coupon, yield to maturity, the credit quality of the issuer, the issuer’s cash flow and related coverage ratios, the property, if any, securing the obligation and the terms of the debt instrument, including subordination, sinking fund and early redemption provisions. The Fund generally intends to purchase securities that are rated investment grade at the time of purchase. If an issue is downgraded, the Adviser will consider whether to continue to hold the obligation.

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PORTFOLIO HOLDINGS INFORMATION

The Funds make available their top ten and complete portfolio holdings on their website home page at www.lkcm.com on a quarterly basis. The top ten and complete portfolio holdings information is available no earlier than 10 and 30 days after the end of the calendar quarter, respectively, and will remain available through at least the end of the current quarter. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI. The SAI is available by contacting the Funds at 1-800-423-6369 or at www.lkcm.com.

MARKET TIMING POLICY

“Market timing” typically refers to the practice of frequent trading in the shares of mutual funds in order to exploit inefficiencies in fund pricing. Market timing transactions include trades in mutual fund shares that occur when the fund’s NAV does not fully reflect the value of the fund’s holdings - for example, when the fund has in its portfolio particular holdings, such as foreign or thinly traded securities, that are valued on a basis that does not include the most updated information possible. Market timing can have a dilutive effect on the value of the investments of long-term fund shareholders and can increase the transaction costs of a fund, which will be borne by all fund shareholders.

The Funds are typically intended for long-term investing. Market timing by Fund shareholders may adversely affect the Funds by interfering with portfolio management and increasing portfolio transaction and administrative costs. The Board of Trustees of the Funds has adopted policies and procedures to detect and prevent market timing activities in the Funds. To discourage market timing, the Funds charge a 1.00% redemption fee on shares exchanged or redeemed within 30 days of purchase (except on shares held in separate accounts of the Adviser). In addition, a Fund will temporarily suspend or terminate future purchase and exchange orders by investors or groups of investors who the Funds believe have engaged in market timing practices and which may have an adverse impact on the Funds. The Funds will also terminate, without notice, the exchange privilege of any investor who, in the opinion of the Funds, uses the exchange privilege excessively.

The Funds and/or the Adviser monitor for market timers and attempt to detect abusive trading practices. The criteria and techniques may change from time to time as determined by the Funds or the Adviser. The Transfer Agent will reject any purchase or exchange order, in whole or in part, including trading that the Funds or the Adviser believe may be excessive in frequency and/or amount or otherwise potentially disruptive to the affected Funds. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur.

Furthermore, due to the complexity involved in identifying abusive trading activity and the volume of shareholder transactions the Funds handle, there can be no assurance that the efforts of the Funds or the Adviser will identify all trades or trading practices that may be considered abusive. In addition, the ability of the Funds or the Adviser to monitor trades that are placed by individual shareholders within omnibus and retirement accounts maintained by financial intermediaries may be limited. However, the Funds and the Adviser attempt to monitor aggregate trades placed in omnibus accounts and seek to work with financial intermediaries to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the Funds have entered into agreements with certain financial intermediaries that generally require them to provide the Funds with information concerning those individual shareholders involved in any such aggregated trades. For those financial intermediaries with whom the Funds have not entered into such agreements, the Funds treat such intermediaries as individual shareholders for purposes of its market timing and redemption fee policies. However, there can be no assurance that the Funds or the Adviser will be able to detect and prevent abusive trading in accounts maintained by financial intermediaries through the foregoing measures or otherwise.

TEMPORARY INVESTMENTS

To respond to adverse market, economic, political or other conditions, the Small Cap, Value, Growth and Fixed Income Funds may invest in time deposits, commercial paper, certificates of deposit, short-term corporate and government obligations, repurchase agreements and bankers’ acceptances among other investments. To the extent that a Fund engages in a temporary, defensive strategy, the Fund may not achieve its investment objective.

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FUND MANAGEMENT

INVESTMENT ADVISER

Luther King Capital Management Corporation, 301 Commerce Street, Suite 1600, Fort Worth, Texas 76102, serves as the investment adviser to the Funds. The Adviser was founded in 1979 and provides investment counseling services to employee benefit plans, endowment funds, foundations, common trust funds, and high net-worth individuals. As of December 31, 2006, the Adviser had in excess of $7.2 billion in assets under management.

Under an Investment Advisory Agreement with the Funds, the Funds pay the Adviser a quarterly advisory fee as set forth below under “Contractual Fee,” calculated at an annual rate based on the following percentage of average daily net assets. However, until further notice, the Adviser has voluntarily agreed to waive its advisory fees and/or reimburse expenses to the extent necessary to keep the total operating expenses from exceeding the respective caps also shown as a percentage of average daily net assets. A discussion regarding the basis for the Board of Trustees’ approval of the Investment Advisory Agreement is available in the Funds’ semi-annual report to shareholders for the six-month period ended June 30, 2006.

The advisory fees and expense caps for the fiscal year ended December 31, 2006 were follows:

	Contractual Fee	Expense Cap
Small Cap Fund	1.00%	1.50%
Value Fund	0.90%	1.50%
Growth Fund	0.90%	1.50%
Fixed Income Fund	0.60%	0.80%

Any waivers or reimbursements will have the effect of lowering the overall expense ratio for the applicable Fund and increasing its overall return to investors at the time any such amounts were waived and/or reimbursed.

PORTFOLIO MANAGERS

J. Luther King, Jr. shares the day-to-day management of the Value Fund and Small Cap Fund with Mr. Greenwell and Mr. Purvis. Mr. King also shares day-to-day management of the Growth Fund with Mr. Greenwell and Mr. Orser. In addition, Mr. King shares the day-to-day management of the Fixed Income Fund with Ms. Maynard, Mr. Johnson, and Mr. Greenwell. Mr. King has been President, Principal and Portfolio Manager of the Adviser since 1979.

Paul W. Greenwell shares the day-to-day management of the Value, Growth, Small Cap and Fixed Income Funds together with the other portfolio managers. Mr. Greenwell has been a Portfolio Manager of the Adviser since 1983 and Principal since 1986.

Steven R. Purvis shares the day-to-day management responsibility of the Value Fund and Small Cap Fund together with Mr. King and Mr. Greenwell. Mr. Purvis has been Vice President and Portfolio Manager since 1996 and Principal with the Adviser since 2004.

Joan M. Maynard shares the day-to-day management responsibility of the Fixed Income Fund together with Mr. King, Mr. Johnson and Mr. Greenwell. Ms. Maynard has been Vice President and Portfolio Manager of the Adviser since 1991 and employed by the Adviser since 1986.

James B. Orser shares the day-to-day management responsibility of the Growth Fund together with Mr. King and Mr. Greenwell. Mr. Orser has been Vice President and Portfolio Manager of the Adviser since 1999.

Mark L. Johnson shares the day-to-day management responsibility of the Fixed Income Fund together with Ms. Maynard, Mr. King and Mr. Greenwell. Mr. Johnson has been Vice President and Portfolio Manager of the Adviser since 2001. He was a Principal and Portfolio Manager for another advisory firm from 1989 to 2001.

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The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed, and ownership of securities of the Funds.

DISTRIBUTION OF FUND SHARES

DISTRIBUTOR

Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, WI 53202, a registered broker-dealer and member of the National Association of Securities Dealers, Inc., distributes the Funds’ shares.

DISTRIBUTION PLAN

The Funds have adopted an Adviser Class distribution plan under Rule 12b-1 of the Investment Company Act of 1940 (the “Distribution Plan”) that allows each Fund to pay distribution and service fees for the sale and distribution of its shares and for services provided to shareholders. The Distribution Plan authorizes each Fund to pay up to 1.00% of average daily net assets for distribution and other services. Also, the plan allows each Fund to finance activities that promote the sale of the Fund’s shares such as printing prospectuses and reports and preparing and distributing advertising material and sales literature with Fund assets. Currently, the Board of Trustees has authorized a fee of 0.25% of the average daily net assets of each Fund under the Distribution Plan (other than the Fixed Income Fund). Because the fees are paid out of each Fund’s assets on an ongoing basis, the fees paid can increase the cost of your investment and could cost you more than paying other types of sales charges.

PURCHASE OF SHARES

You may purchase shares of each Fund at the net asset value (“NAV”) per share next determined after receipt of the purchase order. Each Fund determines NAV as of the close of normal trading of the New York Stock Exchange (“NYSE”) (generally 4:00 P.M. Eastern time) each day that the NYSE is open for business.

INITIAL INVESTMENTS

The Funds are offered for purchase through financial intermediaries who have entered into agreements with the Funds’ distributor, directly from LKCM Funds and from certain other distribution channels.

Through Your Financial Adviser.  You may invest in shares of a Fund by contacting your financial adviser. Your financial adviser can help you open a new account and help you review your financial needs and formulate long-term investment goals and objectives. Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent.

The Funds have authorized certain broker-dealers to receive on their behalf purchase and redemption orders of Fund shares. These broker-dealers may designate intermediaries to receive Fund orders. The Funds are deemed to have received purchase and redemption orders for Fund shares when an authorized broker-dealer or its designee receives such orders. All such orders are executed at the next NAV calculated after the order is received by an authorized broker-dealer, its designee or Transfer Agent.

By Mail.  You may open an account by completing and signing an Account Registration Form, and mailing it, together with a check ($5,000 minimum initial investment) payable to LKCM Funds. Your order will not be accepted until the completed Account Registration Form is received by the Funds or the Transfer Agent.

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By regular mail to:*	By express, registered or certified mail to:*
LKCM Funds - Fund name c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	LKCM Funds - Fund name c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202
*	The LKCM Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents.

Once a Fund receives and accepts your Account Registration Form in the mail, your payment for shares will be credited to your account at the NAV per share of the Fund next determined after receipt. If you purchase shares using a check and soon after make a redemption request, the Funds will honor the redemption request at the next determined NAV, but will not send you the proceeds until your purchase check has cleared (usually within 15 days). The Funds will not accept payment in cash, cashier’s checks or money orders. Also, to prevent check fraud, the Funds will not accept third party checks, U.S. Treasury checks, credit card checks, travelers checks or starter checks for the purchase of shares. The Funds are unable to accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment. Payment should be made in U.S. dollars drawn on a U.S. bank, savings and loan or credit union. If your bank does not honor your check, you could be liable for any loss sustained by the LKCM Funds, as well as a service charge imposed by the Transfer Agent in the amount of $25.

In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your Account Registration Form as part of the Funds’ Anti-Money Laundering Program. As requested on the Account Registration Form, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Please contact the Transfer Agent at 1-800-423-6369 if you need additional assistance when completing your Account Registration Form.

If we do not have a reasonable belief of the identity of a shareholder, the account will be rejected or you will not be allowed to perform a transaction on the account until such information is received. The Funds may also reserve the right to close the account within 5 business days if clarifying information/documentation is not received.

By Wire.  You may purchase shares of a Fund by wiring federal funds ($5,000 minimum). If you are making your first investment in the Funds, before you wire funds, the Transfer Agent must have a completed Account Registration Form. You can mail or overnight deliver your Account Registration Form to the Transfer Agent. Upon receipt of your completed Account Registration Form, the Transfer Agent will establish an account for you. The account number assigned will be required as part of the instruction that should be given to your bank to send the wire. The wire must be received by 4:00 P.M. (Eastern time) in order to receive the same day’s NAV. Your bank must include both the name of the Fund you are purchasing and your name so that monies can be correctly applied. Your bank should transmit funds by wire to:

U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA #075000022
For credit to U.S. Bancorp Fund Services, LLC
Account #112-952-137
For further credit to LKCM Funds
[Name of Fund]
[Shareholder account number]

Federal fund purchases will be accepted only on a day on which the Funds and the custodian are open for business. The Funds are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system.

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SUBSEQUENT INVESTMENTS

By Mail or Wire.  You may make additional investments at any time (minimum subsequent investment $500) by mailing a check payable to LKCM Funds to the address noted under “Initial Investments--By Mail.” Additional investments may also be made by wire. Before sending your wire, please contact the Transfer Agent at 1-800-423-6369 to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire. Instruct your bank to wire monies as outlined above.

By Telephone.  To make additional investments by telephone, you must check the appropriate box on your Account Registration Form authorizing telephone purchases. If you have given authorization for telephone transactions and your account has been open for at least 15 days, you may call the Funds toll free at 1-800-423-6369 to move money, in the amount of $500 or more, from your bank account to your Fund account upon request. Only bank accounts held at U.S. institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions. For security reasons, requests by telephone will be recorded. Shares of a Fund will be purchased in your account at the NAV determined on the day that your order is placed.

AUTOMATIC INVESTMENT PROGRAM

The Automatic Investment Program (the “Program”) permits investors that own shares of a Fund with a value of $5,000 or more to purchase shares (minimum of $100 per transaction) at regular intervals selected by the investor. This Program provides a convenient method to have monies deducted from your checking or savings account, for investment into a Fund, on a monthly, bi-monthly, quarterly or semi-annual basis. Only bank accounts held at domestic institutions that are ACH members may be used for this option. If you wish to change the amount of your investment or to terminate the Program, please contact the Transfer Agent five days prior to the effective date. Additionally, the Transfer Agent will charge a $25 fee for any payment returned. To establish the Program, an investor must complete the appropriate sections of the Account Registration Form. For additional information on the Program, please call 1-800-423-6369.

RETIREMENT PLANS

The Funds make available individual retirement accounts (“IRAs”), including Simplified Employee Pension Plans, traditional IRAs, Roth IRAs and IRA “Rollover Accounts,” offered by U.S. Bancorp Fund Services, LLC. Detailed information on these plans is available by calling the Funds at 1-800-423-6369 (option 1). Investors should consult with their own tax advisers before establishing a retirement plan.

OTHER PURCHASE INFORMATION

Each Fund reserves the right, in its sole discretion, to suspend the offering of its shares, to reject any purchase order, or to waive any minimum investment requirements.

Purchases of each Fund’s shares will be made in full and fractional shares of the Fund calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except at the written request of the shareholder. Certificates for fractional shares will not be issued.

EXCHANGING SHARES

You may exchange all or a portion of your investment from one Fund to another. Any new account established through an exchange will be subject to the minimum investment requirements described above. Exchanges will be executed on the basis of the relative NAV of the shares exchanged after your request for an exchange is received. An exchange is considered to be a sale of shares for federal income tax purposes on which you may realize a taxable gain or loss. In addition, exchanges of shares held for less than 30 days will be subject to a 1.00% redemption fee (see “Redemption of Shares - 30-Day Redemption Fee” for additional information). The Transfer Agent charges a $5.00 fee for each exchange via telephone. Call the Funds to learn more about exchanges.

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Please Note:  The Funds are intended as a long-term investment vehicle and not to provide a means of speculating on short-term market movements. In addition, excessive trading can hurt the Funds’ performance and shareholders. Therefore, each Fund may terminate, without notice, the exchange privilege of any investor who uses the exchange privilege excessively. The Funds may change or temporarily suspend the exchange privilege during unusual market conditions.

REDEMPTION OF SHARES

You may redeem shares of the Funds by contacting your financial advisor, mail or, if authorized, by telephone or wire. The Funds do not charge a fee for making redemptions, except with respect to wire redemptions or redemptions made within 30 days.

By Mail.  You may redeem your shares by mailing a written request to:

By regular mail to:	By express, registered or certified mail to:
LKCM Funds - Fund name c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	LKCM Funds - Fund name c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202

After your request is in “good order,” the Fund will redeem your shares at the next NAV.
To be in “good order,” redemption requests must include the following documentation:

(a)	The share certificates, if issued;

(b)
A letter of instruction, if required, or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

(c)	Any required signature guarantees; and

(d)	Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans, and other organizations.

Signature Guarantees.  To protect your account, LKCM Funds and U.S. Bancorp Fund Services, LLC from fraud, signature guarantees are required to enable the Funds to verify the identity of the person that has authorized a redemption from an account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to any person or bank account not on record, (2) share transfer requests and (3) any redemption request if a change of address request has been received by the Transfer Agent within the last 15 days. A signature guarantee is also required when establishing or modifying certain services on an account.

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (STAMP). A notary public is not an acceptable signature guarantor. Please contact LKCM Funds at 1-800-423-6369 (option 1) for further details.

By Telephone.  If you indicated on your Account Registration Form or have subsequently arranged in writing to do so, you may redeem shares by calling the Funds. You may have the redemption proceeds mailed by check to the primary registration address or wired directly to your bank. You may also have your proceeds sent via electronic funds transfer through the ACH network to your predetermined bank account. Other redemption fees may be applicable. See the section titled “Other Redemption Information” below. The Transfer Agent imposes a $15.00 fee for each wire redemption. There is no charge for an electronic funds transfer, however the funds may not be available for 2-3 days. The redemption proceeds will be paid to the same bank and account as designated on the Account Registration Form or in written instructions subsequently received by the Funds. No telephone redemptions may be made within 15 days of any address change.

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If you would like to arrange for redemption by wire, ACH, or telephone or change the bank or account designated to receive redemption proceeds, you must send a written request to the Funds at the address listed above under “Redemption of Shares--By Mail.” The investor must sign such requests. Further documents and signature guarantees may be requested.

The Funds reserve the right to refuse a wire or telephone redemption. Procedures for redeeming shares by wire or telephone may be modified or terminated at any time. The Funds and the Transfer Agent will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Funds will use such procedures as are considered reasonable, including recording those instructions and requesting information as to account registration. To the extent that the Funds fail to use reasonable procedures as a basis for their belief, they may be liable for instructions that prove to be fraudulent or unauthorized. Once a telephone transaction has been placed, it cannot be canceled or modified.

30-Day Redemption Fee.   If you redeem or exchange shares held for less than 30 days after the date of purchase, you will be subject to a 1.00% redemption fee. This fee will be deducted from the proceeds of your redemption. The holding period will be determined on a “first-in, first-out” basis, meaning the Fund shares purchased first will be redeemed first. Shares of the Funds held in qualified plans and accounts separately managed by the Adviser will not be subject to the redemption fee. However, transactions in shares of the Funds by financial intermediaries with whom the Funds do not have information sharing agreements in place may be subject to the redemption fee. The redemption fee is retained by the Funds for the benefit of its long-term shareholders. Redemption fees will not apply to shares acquired through the reinvestment of dividends, or to shares purchased through the Automatic Investment Program.

Other Redemption Information.   Payment of the redemption proceeds will be made within seven calendar days after receipt of a redemption request in “good order.” Redemption proceeds for shares of the Funds purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen days. Shareholders can avoid this delay by utilizing the wire purchase option.

Due to the relatively high cost of maintaining small accounts, the Funds reserve the right to redeem shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to redemption by the investor, the shares in the account do not have a value of at least $1,000. You will receive advance notice of a mandatory redemption and will be given at least 30 days to bring the value of the account up to at least $1,000.

The Funds may suspend the right of redemption or postpone the date at times when the NYSE is closed (other than customary weekend and holiday closings) or under any emergency circumstances as determined by the SEC.

The Funds have reserved the right to redeem in kind (i.e., in securities) any redemption request during any 90-day period in excess of the lesser of: (i) $250,000 or (ii) 1% of a Fund’s NAV being redeemed.

TRANSFER OF REGISTRATION

The registration of Fund shares may be transferred by writing to LKCM Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin, 53202-0701. As in the case of redemptions, the written request with signature guaranteed must be received in “good order.”

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VALUATION OF SHARES

Calculation of Net Asset Value.  The net asset value (“NAV”) per share is computed by dividing the total value of the investments and other assets of a Fund, less any liabilities, by the total outstanding shares of the Fund. The NAV per share is determined as of the close of normal trading on the NYSE (generally 4:00 p.m. Eastern time) on each day that the NYSE is open for business. NAV is not determined on days the NYSE is closed. The NYSE is closed on weekends and most national holidays. The price at which a purchase order or redemption request is effected is based on the next calculation of NAV after the order is received by a Fund. A Fund’s NAV may not be calculated on days during which the Fund receives no orders to purchase shares and no shares are tendered for redemption. In determining NAV, expenses are accrued and applied daily and investments for which market values are readily available are valued at market value.

Fair Value Procedures for the Funds.  The trading hours for most foreign securities end prior to the close of the NYSE, generally the time the Funds’ NAV is calculated. The occurrence of certain events after the close of foreign markets, but prior to the close of the U.S. market (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the Funds will value foreign securities at fair value, taking into account such events, when they calculate their NAV. In such cases, use of fair valuation can reduce an investor's ability to seek to profit by estimating the Funds’ NAVs in advance of the time as of which NAV is calculated.

The Board of Trustees has also established procedures that permit the Adviser to fair value securities under certain circumstances, including if the value of a security is materially affected by an event occurring after its close of trading, if reliable market quotations are not readily available or for which the Funds’ pricing service does not provide a valuation or provides a valuation that in the judgment of the Adviser to the Funds holding such assets does not represent fair value. The Funds may also fair value a security if the Funds or the Adviser believe that the market price is stale. In addition, the Funds may use independent pricing services to assist in pricing portfolio securities.

There can be no assurance that the Funds could purchase or sell a portfolio security at the price used to calculate the Funds’ NAVs. In the case of fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security’s present value. Fair valuations generally remain unchanged until new information becomes available. Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued by an independent pricing service, or based on market quotations.

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

DIVIDENDS AND OTHER DISTRIBUTIONS

The Small Cap, Growth and Value Funds intend to declare and pay income dividends at least on an annual basis. The Fixed Income Fund intends to declare and pay income dividends on a quarterly basis. The Funds intend to distribute net capital gains and net gains from foreign currency transactions, if any, on an annual basis. The Funds may make an additional distribution, if necessary, to avoid income or excise taxes. Dividends and other distributions, if any, will automatically be paid in additional shares of the Funds unless the shareholder elects otherwise. Such election must be made in writing to the Funds. If an investor elects to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, the Funds reserve the right to reinvest the distribution check in the shareholder’s account at the Funds’ then current net asset value and to reinvest all subsequent distributions.

TAXES

Dividends, whether paid in cash or reinvested in additional shares, from net investment income, net realized short-term capital gains over net realized long-term capital losses and net gains from certain foreign currency transactions, if any, of a Fund will be taxable to shareholders as ordinary income (unless a shareholder is exempt from income tax or entitled to a tax deferral), except that a Fund’s dividends attributable to “qualified dividend income” (i.e., dividends received on stock of most U.S. and certain foreign corporations with respect to which the Fund satisfies certain holding period, debt-financing and other restrictions) generally will be subject to a 15% maximum federal income tax rate for individual shareholders who satisfy those restrictions with respect to the shares on which the Fund dividends were paid. A portion of a Fund’s dividends—not exceeding the aggregate dividends it receives from domestic corporations only—also may be eligible for the dividends-received deduction allowed to corporations, subject to similar holding period, debt-financing and other restrictions. However, dividends a corporate shareholder deducts pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax. There can be no assurance as to what portion, if any, of a Fund’s distributions will constitute qualified dividend income or be eligible for the dividends-received deduction.

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Distributions of net capital gain (that is the excess of net long-term capital gain over net short-term capital loss), whether paid in cash or reinvested in additional shares (or, if a Fund makes a certain election, any such excess that is retained by the Fund), will be taxable as long-term capital gain and also will be subject to a 15% maximum federal tax rate for individual shareholders; capital gain distributions to corporate shareholders will remain subject to federal income tax at a maximum rate of 35%. The 15% maximum rate of federal income tax on individuals’ net capital gain, as well as the special rules relating to “qualified dividend income” described above, generally applies only through the last taxable year beginning before January 1, 2009. The classification of a capital gain distribution or retained capital gains (and, consequently, the applicable tax rate) is determined by the length of time that a Fund has held the securities that generated the gain and not the length of time you have held shares in such Fund. Shareholders will be notified annually as to the federal tax status of dividends and other distributions paid by the Funds.

Any dividends and other distributions a Fund declares in the months of October, November or December to shareholders of record on a date in such a month will be deemed to have been paid by the Fund and received by those shareholders on December 31 if the distributions are paid before February 1 of the following year. If you purchase shares of a Fund shortly before a distribution, you will be subject to income tax on the distribution, even though the value of your investment (plus cash received, if any) remains the same.

When a shareholder redeems shares of a Fund, the redemption may result in a taxable gain or loss, depending on whether the redemption proceeds are more or less than the shareholder’s adjusted basis in the shares. Any capital gain an individual shareholder recognizes on a redemption of his or her Fund shares that have been held for more than one year will qualify for the 15% maximum rate mentioned above. In addition, if Fund shares are bought within 30 days before or after selling other Fund shares at a loss, all or a portion of the loss will be deferred and will increase the basis of the newly purchased shares.

Each Fund is required by federal law to withhold and remit to the U.S. Treasury 28% of reportable payments (which includes dividends, capital gain distributions and redemption proceeds, regardless of the extent to which gain or loss may be realized) otherwise payable to individuals and certain other non-corporate shareholders who fail to certify the taxpayer identification number furnished to the Fund is correct or who furnish an incorrect number (together with the withholding described in the next sentence, “backup withholding”). Withholding at that rate also is required from each Fund’s dividends and capital gain distributions otherwise payable to such a shareholder who (1) is subject to backup withholding for failure to report the receipt of interest or dividend income properly; or (2) fails to certify to the Fund that he or she is not subject to backup withholding or that it is a corporation or other exempt recipient. Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder’s federal income tax liability or refunded.

Dividends and other distributions each Fund declares, as well as redemption proceeds, may also be subject to state and local taxes.

The foregoing summarizes some of the important income tax considerations generally affecting each Fund and its shareholders. Potential investors in the Funds should consult their tax advisers with specific reference to their own tax situation.

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FINANCIAL HIGHLIGHTS

The LKCM Aquinas Fixed Income Fund, LKCM Aquinas Value Fund, LKCM Aquinas Growth Fund and LKCM Aquinas Small Cap Fund commenced operations on July 11, 2005. The Funds adopted the financial history of predecessor funds, which were acquired by the Funds on July 11, 2005. The financial highlights tables are intended to help you understand the financial performance of the Funds and the predecessor funds for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). This information, for the years ended December 31, 2005 and 2006, has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, are included in the Funds’ annual report for the year ended December 31, 2006, which is available free of charge upon request. Another independent registered public accounting firm audited the information for the other periods.

LKCM AQUINAS SMALL CAP FUND
Year Ended December 31,

	2006	2005(1)	2004	2003	2002

Net Asset Value, Beginning of Period	$5.82	$5.66	$5.50	$4.21	$6.08

Net investment loss	(0.04) (2)	(0.07) (2)	(0.09)	(0.08)	(0.08)
Net realized and unrealized gain (loss) on investments	0.80	0.23	0.25	1.37	(1.79)
Total from investment operations	0.76	0.16	0.16	1.29	(1.87)

Net Asset Value, End of Period	$6.58	$5.82	$5.66	$5.50	$4.21

Total Return	13.06%	2.83%	2.91%	30.64%	(30.76)%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$10,957	$7,064	$7,575	$7,283	$5,419
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	2.32%	2.65%	2.76%	2.99%	2.91%
After expense waiver and/or reimbursement	1.50%	1.73%(3)	1.95%	1.95%	1.95%
Ratio of net investment loss to average net assets:
Before expense waiver and/or reimbursement	(1.53)%	(2.09)%	(2.62)%	(2.74)%	(2.72)%
After expense waiver and/or reimbursement	(0.71)%	(1.17)%	(1.81)%	(1.70)%	(1.76)%
Portfolio turnover rate	91%	148%	260%	161%	113%

(1)  The financial highlights set forth herein include the historical financial highlights of the Aquinas Small Cap Fund. The assets of the Aquinas Small Cap Fund were acquired by the LKCM Aquinas Small Cap Fund on July 11, 2005. At the time of the reorganization, the Adviser also changed from Aquinas Investment Advisers, Inc. to Luther King Capital Management Corporation.
(2)  Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to considerations of adjustments for permanent book and tax differences.
(3)  The LKCM Aquinas Small Cap Fund implemented a voluntary expense cap of 1.50% effective July 11, 2005.

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LKCM AQUINAS VALUE FUND
Year Ended December 31,

	2006	2005 (1)	2004	2003	2002

Net Asset Value, Beginning of Period	$12.24	$11.77	$10.17	$7.95	$10.22

Net investment income	0.07	0.04	0.02	0.03	0.01
Net realized and unrealized gain (loss) on investments	1.95	0.44	1.60	2.22	(2.27)
Total from investment operations	2.02	0.48	1.62	2.25	(2.26)

Distributions from net investment income	(0.11)	(0.01)	(0.02)	(0.03)	(0.01)
Distributions from net realized gains	(0.44)	—	—	—	—
Total dividends and distributions	(0.55)	(0.01)	(0.02)	(0.03)	(0.01)

Net Asset Value, End of Period	$13.71	$12.24	$11.77	$10.17	$7.95

Total Return	16.51%	4.13%	15.93%	28.29%	(22.11)%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$39,826	$42,690	$42,765	$40,470	$33,783
Ratio of expenses to average net assets::
Before expense waiver and/or reimbursement	1.49%	1.55%	1.57%	1.59%	1.55%
After expense waiver and/or reimbursement	1.49%	1.52%(2)	1.53%	1.50%	1.50%
Ratio of net investment income to average net assets:
Before expense waiver and/or reimbursement	0.44%	0.34%	0.17%	0.21%	0.06%
After expense waiver and/or reimbursement	0.44%	0.37%	0.21%	0.30%	0.11%
Portfolio turnover rate	47%	71%	61%	70%	45%

(1)  The financial highlights set forth herein include the historical financial highlights of the Aquinas Value Fund. The assets of the Aquinas Value Fund were acquired by the LKCM Aquinas Value Fund on July 11, 2005. At the time of the reorganization, the Adviser also changed from Aquinas Investment Advisers, Inc. to Luther King Capital Management Corporation.
(2)  The LKCM Aquinas Value Fund implemented a voluntary expense cap of 1.50% effective July 11, 2005.

23

LKCM AQUINAS GROWTH FUND
Year Ended December 31,

	2006	2005(1)	2004	2003	2002

Net Asset Value, Beginning of Period	$15.61	$14.67	$13.58	$11.26	$14.61

Net investment income (loss)	(0.06) (2)	0.03	(0.07)	(0.08)	(0.10)
Net realized and unrealized gain (loss) on investments	0.03	1.31	1.16	2.40	(3.25)
Total from investment operations	(0.03)	1.34	1.09	2.32	(3.35)

Dividends from net investment income	—	(0.03)	—	—	—
Distributions from net realized gains	(0.13)	(0.37)	—	—	—
Total dividends and distributions	(0.13)	(0.40)	—	—	—

Net Asset Value, End of Period	$15.45	$15.61	$14.67	$13.58	$11.26

Total Return	(0.22)%	9.15%	8.03%	20.60%	(22.93)%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$58,997	$74,606	$58,434	$57,818	$48,773
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	1.46%	1.51%	1.55%	1.58%	1.54%
After expense waiver and/or reimbursement	1.46%	1.51%(3)	1.53%	1.50%	1.50%
Ratio of net investment income (loss) to average net assets:
Before expense waiver and/or reimbursement	(0.36)%	0.25%	(0.50)%	(0.70)%	(0.86)%
After expense waiver and/or reimbursement	(0.36)%	0.25%	(0.48)%	(0.62)%	(0.82)%
Portfolio turnover rate	73%	114%	196%	105%	94%

(1)  The financial highlights set forth herein include the historical financial highlights of the Aquinas Growth Fund. The assets of the Aquinas Growth Fund were acquired by the LKCM Aquinas Growth Fund on July 11, 2005. At the time of the reorganization, the Adviser also changed from Aquinas Investment Advisers, Inc. to Luther King Capital Management Corporation.
(2)  Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to considerations of adjustments for permanent book and tax differences.
(3)  The LKCM Aquinas Growth Fund implemented a voluntary expense cap of 1.50% effective July 11, 2005.

24

LKCM AQUINAS FIXED INCOME FUND
Year Ended December 31,

	2006	2005(1)	2004	2003	2002

Net Asset Value, Beginning of Period	$9.84	$10.06	$10.16	$10.23	$10.07

Net investment income	0.40	0.37	0.34	0.35	0.50
Net realized and unrealized gain (loss) on investments	(0.03)	(0.19)	0.09	0.14	0.21
Total from investment operations	0.37	0.18	0.43	0.49	0.71

Dividends from net investment income	(0.40)	(0.36)	(0.38)	(0.40)	(0.50)
Distributions from net realized gains	—	(0.04)	(0.15)	(0.16)	(0.05)
Total dividends and distributions	(0.40)	(0.40)	(0.53)	(0.56)	(0.55)

Net Asset Value, End of Period	$9.81	$9.84	$10.06	$10.16	$10.23

Total Return	3.82%	1.75%	4.35%	4.90%	7.29%

Ratio and Supplemental Data:
Net assets, end of period (thousands)	$39,618	$42,782	$46,116	$44,760	$47,688
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	0.99%	1.11%	1.19%	1.20%	1.12%
After expense waiver and/or reimbursement	0.80%	0.93%(2)	1.02%	1.00%	1.00%
Ratios of net investment income to average net assets:
Before expense waiver and/or reimbursement	3.92%	3.34%	3.20%	3.23%	4.83%
After expense waiver and/or reimbursement	3.73%	3.52%	3.37%	3.43%	4.95%
Portfolio turnover rate	24%	152%	147%	276%	168%

(1)  The financial highlights set forth herein include the historical financial highlights of the Aquinas Fixed Income Fund. The assets of the Aquinas Fixed Income Fund were acquired by the LKCM Aquinas Fixed Income Fund on July 11, 2005. At the time of the reorganization, the Adviser also changed from Aquinas Investment Advisers, Inc. to Luther King Capital Management Corporation.
(2)  The LKCM Aquinas Fixed Income Fund implemented a voluntary expense cap of 0.80% effective July 11, 2005.

25

LKCM FUNDS
PRIVACY NOTICE

At LKCM Funds, we are committed to safeguarding the confidentiality and privacy of personal information about our shareholders. This privacy notice describes the policies and procedures we have implemented to protect the privacy of your personal information as well as the sources through which we may obtain personal information about you.

How We Protect Your Personal Information

Protecting your personal information is an important priority at LKCM Funds. Accordingly, we have implemented policies and procedures designed to safeguard your personal information from unauthorized access. Pursuant to these policies and procedures, we maintain various physical, electronic, and procedural safeguards to protect the security and confidentiality of your personal information, and we adapt these safeguards to respond to evolving technological and other standards.

In addition, we do not disclose any nonpublic personal information about you to anyone, except as permitted by law.

How We Obtain Your Personal Information

We collect nonpublic personal information about you from the following sources:

•	Information provided by you or your representatives, whether through discussions with our representatives, documentation that you or your representatives provide to us, or otherwise; and

•	Information arising from your investments and your account experience with us.

Please do not hesitate to contact us if you have any questions regarding the measures we have implemented to protect the privacy of your personal information.

Not a Part of the Prospectus

LKCM Funds

For more information
You may obtain the following and other information on the LKCM Funds free of charge:

Statement of Additional Information (SAI) dated May 1, 2007
The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus). The SAI provides more details about the Funds’ policies and management.

Annual and Semi-Annual Reports to Shareholders
The annual and semi-annual reports provide the Funds’ most recent financial reports and portfolio listings. The annual report contains a discussion of the market conditions and investment strategies that affected the Funds’ performance during the last fiscal year.

To receive any of these documents or make inquiries to the Funds:

By Telephone:
1-800-423-6369

By Mail:
LKCM Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

On the Internet:
Text-only versions of Fund documents can be viewed online or downloaded free from the EDGAR database on the SEC’s Internet site at: http://www.sec.gov or from the Funds’ website at www.lkcm.com.

From the SEC:
You may write to the SEC Public Reference Room at the regular mailing address or the e-mail address below and ask them to mail you information about the Funds, including the SAI. They will charge you a fee for this duplicating service. You can also visit the SEC Public Reference Room and copy documents while you are there. For more information about the operation of the Public Reference Room, call the SEC at the telephone number below.

Public Reference Section
Securities and Exchange Commission
Washington, D.C. 20549-0102

publicinfo@sec.gov
1-202-551-8090

Investment Company Act File # 811-8352

27

LKCM FUNDS

LKCM AQUINAS VALUE FUND
LKCM AQUINAS GROWTH FUND
LKCM AQUINAS SMALL CAP FUND
LKCM AQUINAS FIXED INCOME FUND

301 COMMERCE STREET, SUITE 1600
FORT WORTH, TEXAS 76102

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2007

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of each of the above series of LKCM Funds (each a “Fund” and collectively the “Funds”) dated May 1, 2007, as such Prospectus may be supplemented or revised from time to time. The Funds’ audited financial statements for the year ended December 31, 2006 are incorporated herein by reference to the Funds’ 2006 Annual Report. A copy of the Prospectus and the Annual Report may be obtained without charge by calling the Funds at (800) 423-6369.

Page

FUND ORGANIZATION	1

INVESTMENT LIMITATIONS	2

INVESTMENT OBJECTIVES AND POLICIES	3

TRUSTEES AND OFFICERS OF THE LKCM FUNDS	19

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS	22

PROXY VOTING PROCEDURES	24

INVESTMENT ADVISER	26

PORTFOLIO MANAGERS	27

PORTFOLIO TRANSACTIONS AND BROKERAGE	28

PORTFOLIO TURNOVER	30

CUSTODIAN	30

ADMINISTRATOR	30

TRANSFER AGENT, DIVIDEND-DISBURSING AGENT AND FUND ACCOUNTANT	30

DISTRIBUTOR	31

DISTRIBUTION PLAN	31

CODE OF ETHICS	31

PURCHASE AND PRICING OF SHARES	32

REDEMPTIONS IN KIND	34

TAXATION	34

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	37

FINANCIAL STATEMENTS	37

In deciding whether to invest in the Funds, you should rely on information in this Statement of Additional Information (“SAI”) and the Prospectuses. The Funds have not authorized others to provide additional information in any state or jurisdiction in which such offering may not legally be made.

FUND ORGANIZATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

The LKCM Funds (the “Trust”) is an open-end, diversified, management investment company commonly referred to as a mutual fund. Each Fund is a separate series of the Trust, a Delaware statutory trust that was established by a Declaration of Trust dated February 10, 1994. The Declaration of Trust permits the Trustees of the Trust to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series (“Funds”) of shares. Currently, the Trust offers nine series - Small Cap Equity Fund, Equity Fund, Balanced Fund, Fixed Income Fund, International Fund, Aquinas Value Fund, Aquinas Growth Fund, Aquinas Small Cap Fund and Aquinas Fixed Income Fund. The Small Cap Equity Fund and Equity Fund offer two classes of shares - the Institutional Class and the Adviser Class. This SAI relates only to the Aquinas Value Fund, Aquinas Growth Fund, Aquinas Small Cap Fund and Aquinas Fixed Income Fund.

Pursuant to the Declaration of Trust, the Trustees may also authorize the creation of additional series of shares that would be separate, independently managed series with distinct investment objectives and policies and share purchase, redemption and net asset valuation procedures and such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. All consideration received by the Trust for shares of any additional series, and all assets in which such consideration is invested, would belong to that series only and would be subject to the liabilities related thereto.

The Trustees, in their discretion, may authorize the division of shares of the Funds into different classes permitting shares of different classes to be distributed by different methods. Although shareholders of different classes would have an interest in the same Fund assets, shareholders of different classes may bear different expenses in connection with different methods of distribution.

When issued, the shares of the Funds are fully paid and non-assessable, have no preemptive or subscription rights and are fully transferable. There are no conversion rights. Each share of a Fund is entitled to participate equally in dividends and capital gain distributions and in the assets of the Fund in the event of liquidation. The shares of the Funds have non-cumulative voting rights, which mean that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of a Fund.

The Funds are not required, and do not intend, to hold regular annual shareholder meetings. The Funds may hold special meetings for consideration of proposals requiring shareholder approval, such as changing fundamental policies, or upon the written request of at least 10% of the Trust’s shares to replace Trustees. The Trust will assist in shareholder communication in such matters to the extent required by law.

SHAREHOLDER AND TRUSTEE LIABILITY

The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees, but this disclaimer may not be effective in some jurisdictions or as to certain types of claims. The Declaration of Trust further provides for indemnification out of the Trust’s property of any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of shareholders incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office.

B-1

INVESTMENT LIMITATIONS

ALL FUNDS

In addition to the Funds’ investment objectives as set forth in the Prospectus, the Funds are subject to the following restrictions, which are fundamental policies and may not be changed with respect to any Fund without the approval of a majority of that Fund’s outstanding voting securities. As used herein, a “majority of that Fund’s outstanding voting securities” means the lesser of: (1) at least 67% of the voting securities of that Fund present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Fund.

As a matter of fundamental policy, each Fund will not:

(1)	invest in physical commodities or contracts on physical commodities;

(2)
purchase or sell real estate, although it may purchase and sell securities of companies that deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities that are secured by interests in real estate;

(3)
make loans except: (i) by purchasing debt securities in accordance with its investment objective and policies or entering into repurchase agreements; or (ii) by lending their portfolio securities to banks, brokers, dealers and other financial institutions, so long as such loans are not inconsistent with the Investment Company Act of 1940 (the “1940 Act”), or the rules and regulations or interpretations of the Securities and Exchange Commission (“SEC”) thereunder;

(4)	with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

(5)
with respect to 75% of its assets, invest more than 5% of its total assets in the securities of any single issuer (other than obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities);

(6)
borrow money, except (i) from banks and as a temporary measure for extraordinary or emergency purposes (not for leveraging or investment) or (ii) in connection with reverse repurchase agreements provided that (i) and (ii) in combination do not exceed 33 1/3% of the Fund’s total assets (including the amount borrowed) less liabilities (exclusive of borrowings);

(7)
underwrite the securities of other issuers (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”) in the disposition of restricted securities);

(8)
acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the Fund’s total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and

(9)
issue senior securities, except that this limitation shall not apply to: (i) evidences of indebtedness that the Fund is permitted to incur; (ii) shares of the separate classes or series of the Trust; or (iii) collateral arrangements with respect to currency-related contracts, futures contracts, options or other permitted investments, including deposits of initial and variation margin.

B-2

With the exception of fundamental investment limitation (6) above if a percentage limitation on the investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of a Fund’s assets will not require the sale of securities.

The Funds are also subject to the following restrictions, which are non-fundamental policies and may be changed by the Board of Trustees of the Trust (the “Board of Trustees”) without shareholder approval. As a matter of non-fundamental policy, each Fund will not:

(1)
purchase securities on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures; or sell securities short unless, by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions. Transactions in futures contracts, options and options on futures are not deemed to constitute selling securities short;

(2)	pledge, mortgage, or hypothecate any of its assets to an extent greater than 33 1/3% of its total assets at fair market value;

(3)
invest more than an aggregate of 15% of the net assets of a Fund in securities deemed to be illiquid, including securities which are not readily marketable, the disposition of which is restricted (excluding securities that are not registered under the Securities Act but which can be sold to qualified institutional investors in accordance with Rule 144A under the Securities Act and commercial paper sold in reliance on Section 4(2) of the Securities Act), repurchase agreements having maturities of more than seven days and certain over-the-counter options (“OTC Options”);

(4)
invest its assets in securities of any investment company, except by purchase in the open market involving only customary brokers’ commissions or in connection with mergers, acquisitions of assets or consolidations and except as may otherwise be permitted by the 1940 Act; and

(5)	write or acquire options or interests in oil, gas or other mineral exploration or development programs or leases; and

(6)
with respect to each of the Small Cap and Fixed Income Funds, make any change in its investment policy of investing at least 80% of its net assets in the investments suggested by the Fund’s name without first providing the Fund’s shareholders with at least 60 days’ prior notice.

INVESTMENT OBJECTIVES AND POLICIES

The investment objectives and policies of the Funds are described in detail in the Prospectuses under the captions “Investment Objectives” and “How the Funds Invest.” Additional information about those policies is provided below.

EQUITY RELATED SECURITIES

The equity securities in which the Funds may invest include common stocks, preferred stocks, warrants and rights, and debt securities convertible into or exchangeable for common stock or other equity securities.

Common Stocks. Common stocks represent the residual ownership interest in the issuer. They are entitled to the income and increase in the value of the assets and business of the entity after all of its obligations, including preferred stock, are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

B-3

Preferred Stock. Preferred stock offers a stated dividend rate payable from the corporation’s earnings. These preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. The rights of preferred stocks are generally subordinate to rights associated with a corporation’s debt securities. Dividends on some preferred stock may be “cumulative” if stated dividends from prior periods have not been paid. Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation, and may be “participating,” which means that it may be entitled to a dividend exceeding the stated dividend in certain cases.

Warrants and Rights. Warrants are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a short duration and are distributed by the issuer to its shareholders. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Convertible Securities. A convertible security is a bond, debenture, note or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk that the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party.

Securities Subject to Reorganization. The Funds may invest in equity securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of Luther King Capital Management Corporation, the investment adviser to the Funds (the “Adviser”), there is a reasonable prospect of capital appreciation significantly greater than the brokerage and other transaction expenses involved. Generally, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved, significantly undervalues the securities, assets or cash to be received by shareholders of the target company as a result of the contemplated transaction, or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires broad knowledge and experience on the part of the Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the offeror and the dynamics and business climate when the offer or proposal is in process. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover ratio of a Fund thereby increasing its brokerage and other transaction expenses. The Adviser intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both the risk involved and the potential of available alternate investments.

FOREIGN SECURITIES

Each Fund may invest in securities of foreign issuers. Investing in such securities involves certain special considerations that are not typically associated with investing in securities of U.S. issuers. Since the securities of foreign issuers are frequently denominated in foreign currencies, and since the Funds may temporarily hold invested reserves in bank deposits in foreign currencies, the Funds will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of the Funds permit them to enter into forward foreign currency exchange contracts in order to hedge their holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

B-4

Investing in emerging markets can have more risk than investing in developed foreign markets. The risks of investing in these markets may be exacerbated relative to investments in foreign markets. In addition, emerging markets may impose restrictions on a Fund’s ability to repatriate investment income or capital and thus, may adversely effect the operations of the Fund and certain emerging markets impose constraints on currency exchange and some currencies in emerging markets may have been devalued significantly against the U.S. dollar. For these and other reasons, the prices of securities in emerging markets can fluctuate more significantly than the prices of securities of companies in developed countries. The less developed the country, the greater effect these risks may have on your investment in a Fund.

As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect U.S. investments in those countries. Although the Funds will endeavor to achieve most favorable execution costs in their portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodian arrangements of the Funds’ foreign securities will be somewhat greater than the expenses for the custodian arrangements for handling the U.S. securities of equal value.

Many foreign governments levy withholding taxes against dividend and interest income paid by citizens or corporations operating therein to investors in other countries. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from the companies comprising the holdings of the Funds. However, these foreign withholding taxes are not expected to have a significant impact on the Funds.

AMERICAN DEPOSITORY RECEIPTS (“ADRs”)

The Adviser does not consider ADRs to be foreign securities when calculating the Fund’s foreign securities limitations. The Funds may invest in ADRs, which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in U.S. dollars; the underlying security is denominated in a foreign currency.

FIXED-INCOME SECURITIES

The fixed-income securities in which the Fixed Income Fund may invest include U.S. Government securities, corporate debt, mortgage-backed securities and asset-backed securities. The Fixed Income Fund invests at least 80% of its net assets in these types of securities under normal market conditions. The fixed-income securities in which the other Funds may invest include U.S. Government securities and corporate debt securities.

Ratings. As noted above, the Funds may invest in various fixed income securities, including fixed-income securities that are rated at the time of purchase as investment grade by a nationally recognized statistical rating organization (“NRSRO”), such as Standard & Poor’s (“S&P”) or Moody’s Investor Services Inc. (“Moody’s”), or, if unrated, are determined to be of equivalent quality by the Adviser. Investment grade fixed-income securities include:

B-5

•	U.S. government securities;

•	Bonds or bank obligations rated in one of the four highest categories (such as BBB- or higher by S&P);

•	Short-term notes rated in one of the two highest categories (such as SP-2 or higher by S&P);

•	Commercial paper or short-term bank obligations rated in one of the three highest categories (such as A-3 or higher by S&P); and

•	Repurchase agreements involving investment grade fixed-income securities.

Investment grade fixed-income securities are generally believed to have a lower degree of credit risk. However, certain investment grade securities with lower ratings are considered medium quality and may be subject to greater credit risk than the highest rated securities. If a security’s rating falls below that required at the time of purchase, the Adviser will consider what action, if any, should be taken consistent with a Fund’s investment objective. Additional information concerning securities ratings is contained in Appendix A to this SAI.

U.S. Government Securities. U.S. Government agencies or instrumentalities that issue or guarantee securities include the Fannie Mae (“FNMA”), Government National Mortgage Association (“GNMA”), Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Intermediate Credit Banks, Federal Land Banks, Tennessee Valley Authority, Inter-American Development Bank, Asian Development Bank, Sallie Mae and the International Bank for Reconstruction and Development.

Except for U.S. Treasury securities, obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase the agencies’ obligations; while still others, such as the Sallie Mae, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Each Fund will invest in securities of such agencies or instrumentalities only when the Adviser is satisfied that the credit risk is acceptable.

The Funds may invest in component parts of U.S. Treasury notes or bonds, namely either the principal of such Treasury obligations or one of the interest payments scheduled to be paid on such obligations. These obligations may take the form of: (1) Treasury obligations from which the interest coupons have been stripped; (2) the interest coupons that are stripped; (3) book-entries at a Federal Reserve member bank representing ownership of Treasury obligation components; or (4) receipts evidencing the component parts (principal or coupons) of Treasury obligations that have not actually been stripped. Such receipts evidence ownership of component parts of Treasury obligations (principal or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. These custodial receipts are known by various names, including “Treasury Receipts,” “Treasury Investment Growth Receipts” (“TIGRs”) and “Certificates of Accrual on Treasury Securities” (“CATs”), and are not issued by the U.S. Treasury; therefore they are not U.S. Government securities, although the underlying bonds represented by these receipts are debt obligations of the U.S. Treasury.

Non-Investment Grade Debt Securities. The LKCM Aquinas Value, LKCM Aquinas Growth and LKCM Aquinas Small Cap Funds may each invest up to 5% of the respective Fund’s assets in non-investment grade debt securities as rated by a NRSRO. Such securities also tend to be more sensitive to economic conditions than are higher-quality securities. Accordingly, these securities are considered predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher-quality categories.

B-6

Even securities rated Baa or BBB by Moody’s and S&P, respectively, or equivalent ratings from another NRSRO which ratings are considered investment grade, possess some speculative characteristics. There are risks involved in applying credit ratings as a method for evaluating high yield obligations (securities rated less than Baa3 by Moody’s and BBB- by Standard & Poor’s in that credit ratings evaluate the safety of principal and interest payments, not market value risk. In addition, credit rating agencies may not change credit ratings on a timely basis to reflect changes in economic or company conditions that affect a security’s market value. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher grade bonds.

The Funds will rely on the judgment, analysis and experience of the Adviser in evaluating the creditworthiness of an issuer. In this evaluation, the Adviser will take into consideration, among other things, the issuer’s financial resources and ability to cover its interest and fixed charges, factors relating to the issuer’s industry and its sensitivity to economic conditions and trends, its operating history, the quality of the issuer’s management and regulatory matters.

The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and are often subordinated to other obligations of the issuer. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress and may not have sufficient revenues to meet their interest payment obligations. An issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, its inability to meet specific projected business forecasts, or the unavailability of additional financing.

Factors adversely affecting the market value of securities will adversely affect a Fund’s net asset value. In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings.

The secondary trading market for lower-quality fixed-income securities is generally not as liquid as the secondary market for higher-quality securities and is very thin for some securities. The relative lack of an active secondary market may have an adverse impact on market price and a Fund’s ability to dispose of particular issues when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as deterioration in the creditworthiness of the issuer. The relative lack of an active secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund’s portfolio. Market quotations are generally available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During such times, the responsibility of the Board of Trustees or the Adviser to value the securities becomes more difficult and judgment plays a greater role in valuation because there is less reliable, objective data available.

Corporate Debt Securities. The LKCM Aquinas Value, LKCM Aquinas Growth and LKCM Aquinas Small Cap Funds may invest in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers limited to investment grade corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments); provided, however, that each of these Funds may invest up to 5% of its total assets in non-investment grade securities. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Mortgage-Related Securities. The Fixed Income Fund may invest in residential or commercial mortgage-related securities, including mortgage pass-through securities, collateralized mortgage obligations (“CMO”), adjustable rate mortgage securities, CMO residuals, stripped mortgage-related securities, floating and inverse floating rate securities and tiered index bonds.

Mortgage Pass-Through Securities. Mortgage pass-through securities represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers in the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to the sale of underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to repayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost.

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There are currently three types of mortgage pass-through securities: (1) those issued by the U.S. Government or one of its agencies or instrumentalities, such as GNMA, FNMA, and FHLMC; (2) those issued by private issuers that represent an interest in or are collateralized by pass-through securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (3) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or pass-through securities without a government guarantee but usually having some form of private credit enhancement.

GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage banks), and backed by pools of FHA-insured or VA-guaranteed mortgages.

Obligations of FNMA and FHLMC are not backed by the full faith and credit of the U.S. Government. In the case of obligations not backed by the full faith and credit of the U.S. Government, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. FNMA and FHLMC may borrow from the U.S. Treasury to meet their obligations, but the U.S. Treasury is under no obligation to lend to FNMA or FHLMC.

Private mortgage pass-through securities are structured similarly to GNMA, FNMA, and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing.

Pools created by private mortgage pass-through issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the private pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or insured by governmental entities, private insurers and the mortgage poolers.

Collateralized Mortgage Obligations. CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and prepaid principal are generally paid monthly. CMOs may be collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. The issuer of a series of CMOs may elect to be treated as a real estate mortgage investment conduit (“REMIC”). All future references to CMOs also include REMICs.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral, which is ordinarily unrelated to the stated maturity date. CMOs often provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after the first class has been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments.

The Fixed Income Fund may also invest in, among other things, parallel pay CMOs, Planned Amortization Class CMOs (“PAC bonds”), sequential pay CMOs and floating rate CMOs. Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. PAC bonds generally require payments of a specified amount of principal on each payment date. Sequential pay CMOs generally pay principal to only one class while paying interest to several classes. Floating rate CMOs are securities whose coupon rate fluctuates according to some formula related to an existing marketing index or rate. Typical indices would include the eleventh district cost-of-funds index (“COFI”), the London Interbank Offered Rate (“LIBOR”), one-year U.S. Treasury yields, and ten-year U.S. Treasury yields.

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Adjustable Rate Mortgage Securities (“ARMs”). ARMs are pass-through securities collateralized by mortgages with adjustable rather than fixed interest rates. ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first three, six, twelve, thirteen, thirty-six, or sixty scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes to a designated benchmark index.

ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. If market rates of interest rise to levels above that of the ARMs maximum rate, the ARM’s coupon may represent a below market rate of interest. In these circumstances, the market value of the ARM security will likely fall.

Certain ARMs contain limitations on changes in the required monthly payment. If a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is then utilized to reduce the outstanding principal balance of the ARM.

CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayments experience on the mortgage assets. In part, the yield to maturity on the CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-related securities. See “Stripped Mortgage-Related Securities” below. In addition, if a series of a CMO included a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-related securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities. CMO residuals, whether or not registered under the Securities Act, may be subject to certain restrictions on transferability, and may therefore be deemed “illiquid” and subject to Funds’ limitations on investment in illiquid securities as discussed herein.

Stripped Mortgage-Related Securities (“SMRS”). SMRS are derivative multi-class mortgage securities. SMRS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing.

SMRS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMRS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the IO class), while the other class will receive all of the principal (the PO class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rated categories of investment-grade securities.

B-9

Although SMRS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently introduced. As a result, established trading markets have not yet been fully developed and accordingly, these securities may be deemed “illiquid” and subject to the Funds’ limitations on investment in illiquid securities as discussed herein.

Inverse Floaters. An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction to the interest rate on another security or index level. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater’s price will be considerably more volatile than that of a fixed rate bond. Inverse floaters may experience gains when interest rates fall and may suffer losses in periods of rising interest rates. The market for inverse floaters is relatively new.

Tiered Index Bonds. Tiered index bonds are relatively new forms of mortgage-related securities. The interest rate on a tiered index bond is tied to a specified index or market rate. So long as this index or market rate is below a predetermined “strike” rate, the interest rate on the tiered index bond remains fixed. If, however, the specified index or market rate rises above the “strike” rate, the interest rate of the tiered index bond will decrease. Thus, under these circumstances, the interest rate on a tiered index bond, like an inverse floater, will move in the opposite direction of prevailing interest rates, with the result that the price of the tiered index bond may be considerably more volatile than that of a fixed-rate bond.

Mortgage Dollar Rolls. The Fixed Income Fund may enter into mortgage “dollar rolls” in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. A “covered roll” is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. The Fixed Income Fund will only enter into covered rolls. Covered rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund’s borrowings and other senior securities.

Asset-Backed Securities. The Fixed Income Fund may invest in various types of asset-backed securities. Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables and home equity loans, are being securitized in pass-through structures similar to the mortgage pass-through CMO structure. Investments in these and other types of asset-backed securities must be consistent with the investment objectives and policies of the Funds.

Risk Factors Relating to Investing in Mortgage-Related and Asset-Backed Securities. The yield characteristics of mortgage-related and asset-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. The Adviser will seek to manage these risks (and potential benefits) by diversifying its investments in such securities and through hedging techniques.

B-10

During periods of declining interest rates, prepayment of mortgage-related securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in higher-yielding mortgage-related securities will be affected by reductions in the principal amount of such securities resulting from such prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Conversely, slower than expected prepayments may effectively change a security that was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities tend to fluctuate more in response to interest rate changes, leading to increased net asset value volatility. Prepayments may also result in the realization of capital losses with respect to higher yielding securities that had been bought at a premium or the loss of opportunity to realize capital gains in the future from possible future appreciation.

Asset-backed securities involve certain risks that are not posed by mortgage-related securities, resulting mainly from the fact that asset-backed securities do not usually contain the benefit of a security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payment on these securities.

ZERO-COUPON SECURITIES

The Fixed Income Fund may invest up to 10% of its net assets in zero-coupon securities. These securities are debt securities that do not provide for regular cash interest payments. Zero-coupon securities are sold at a deep discount to their face value (“original issue discount”). Because these securities do not provide for current cash income, their price can be volatile when interest rates fluctuate. While these securities do not provide for current cash income, federal income tax law requires the holders of them to include in income each year the portion of the original issue discount on the securities accruing that year. To qualify for tax treatment as a “regulated investment company” under the Internal Revenue Code of 1986, as amended, (the “Code”), and avoid a certain excise tax, a Fund may be required to distribute a portion of that discount and may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, to generate cash to meet these distribution requirements.

REPURCHASE AGREEMENTS

The Funds may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines established by the Board of Trustees. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. The term of these agreements is usually from overnight to one week and never exceeds one year. A repurchase agreement may be viewed as a fully collateralized loan of money by a Fund to the seller. The Funds always receive securities as collateral with a market value at least equal to the purchase price, including accrued interest, and this value is maintained during the term of the agreement. If a seller defaults and the collateral value declines, a Fund might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, a Fund’s realization upon the collateral may be delayed or limited.

REVERSE REPURCHASE AGREEMENTS

The Funds may enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Fund. The Funds’ investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. A Fund may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement.

B-11

WHEN-ISSUED SECURITIES

The Funds may purchase securities on a “when-issued” basis. In buying “when-issued” securities, a Fund commits to buy securities at a certain price even though the securities may not be delivered for up to 120 days. No payment or delivery is made by the Fund in a “when-issued” transaction until the Fund receives payment or delivery from the other party to the transaction. Although the Fund receives no income from the above-described securities prior to delivery, the market value of such securities is still subject to change. As a consequence, it is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price.

When a Fund purchases securities on a when-issued basis, it will maintain with its custodian cash or liquid securities having an aggregate value equal to the amount of its purchase commitment until payment is made. The purpose and effect of such maintenance is to prevent the Fund from gaining investment leverage from when-issued transactions. When-issued securities may decline or increase in value during the period from the Fund’s investment commitment to the settlement of the purchase.

INITIAL PUBLIC OFFERINGS

The Funds, excluding the Fixed Income Fund, may invest in initial public offerings (“IPOs”) if the market capitalization of the issuer exceeds a minimum threshold determined by the Adviser from time to time and the Adviser otherwise determines participation to be appropriate. By definition, IPOs have not traded publicly until the time of their offerings. Special risks associated with IPOs may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company, and limited operating history, all of which may contribute to price volatility. Many IPOs are issued by undercapitalized companies of small or microcap size. Investments in IPOs may have a magnified performance impact relative to other investments.

Pursuant to the Adviser’s current Allocation and Aggregation Policy, the Funds (except the Fixed Income Fund) will be eligible to participate on a rotating basis in any applicable IPOs that may come available to all clients of the Adviser.

DERIVATIVE INSTRUMENTS

In pursuing their respective investment objective, the Funds may purchase and sell (write) options on securities, securities indices, and foreign currencies and enter into interest rate, foreign currency and index futures contracts and purchase and sell options on such futures contracts and enter into forward foreign currency exchange contracts for hedging purposes.

Options. An option is a legal contract that gives the holder the right to buy or sell a specified amount of the underlying instrument at a fixed or determinable price upon the exercise of the option. A call option conveys the right to buy, in return for a premium paid, and a put option conveys the right, in return for a premium, to sell a specified quantity of the underlying instrument. Options on indices are settled in cash and gain or loss depends on changes in the index in question rather than on price movement in individual securities.

There are certain risks associated with transactions in options on securities and on indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when, and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Fund foregoes, during the life of the option, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

B-12

If trading were suspended in an option purchased by a Fund, it would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index it purchased, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.

Each Fund is authorized to purchase and sell over-the-counter options (“OTC Options”) in addition to exchange listed options. OTC Options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC Option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation between the parties. A Fund will only sell OTC Options that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Funds expect generally to enter into OTC Options that have cash settlement provisions, although they are not required to do so.

There is no central clearing or guaranty function in an OTC Option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC Option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of the option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor of credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC Option will be satisfied. The Funds will engage in OTC Option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers,” or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of “A-1” from S&P or “P-1” from Moody’s or an equivalent rating from any other NRSRO.

Options on Foreign Currencies. The Funds may purchase and write options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where the Adviser perceives a risk of a rise in the dollar value of a foreign currency in which securities to be acquired are denominated which would increase the dollar cost of these securities to the Fund, the Fund may purchase call options on the currency involved. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if exchange rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss, which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

The Funds may write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is “covered” if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Funds’ custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, or liquid assets in a segregated account with the custodian.

B-13

The Funds also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund will collateralize the option by maintaining in a segregated account with the custodian, cash or liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

Futures Contracts. The Funds may enter into futures contracts. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, currency or index at a specified future time and at a specified price. Futures contracts, which are standardized as to maturity date and underlying financial instrument, are traded on national futures exchanges. U.S. futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (“CFTC”). The Funds have claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act (“Commodity Act”) and, therefore, the Funds are not subject to registration or regulation as a pool operator under the Commodity Act.

Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities or currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold” or “selling” a contract previously “purchased”) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold. Futures contracts on indices are settled in cash.

Futures traders are required to make a good faith margin deposit in cash or acceptable securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying securities) if it is not terminated prior to the specified delivery date. Initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements that are higher than the exchange minimums.

After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required. Conversely, a change in the contract value may reduce the required variation margin, resulting in a repayment of excess variation margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open.

A Fund will only sell futures contracts to protect securities owned by it against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging intent, the Funds expect that approximately 75% of the futures contracts purchased will be “completed;” that is, equivalent amounts of related securities will have been purchased or in the process of being purchased by a Fund upon sale of open futures contracts. Futures contracts are not typically completed when the Adviser decides that the hedge is no longer necessary or appropriate and closes out the position before completion. Therefore, a futures contract that is not completed does not necessarily provide additional risk to the Fund. Although techniques other than the sale and purchase of futures contracts could be used to control a Fund’s exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Funds will incur commission expenses in both opening and closing out futures positions, these costs may be lower than transaction costs incurred in the purchase and sale of the underlying securities.

Forward Foreign Currency Exchange Contracts (“Forward Contracts”). The Funds may enter into Forward Contracts. A Forward Contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders, usually large commercial banks, and their customers. The Funds may use Forward Contracts to manage currency risks or to facilitate transactions in foreign securities. The following discussion summarizes the principal currency management strategies involving Forward Contracts that the Funds may use.

B-14

In connection with purchases and sales of securities denominated in foreign currencies, the Funds may enter into Forward Contracts to fix a definite price for the purchase or sale in advance of the trade’s settlement date (“transaction hedge” or “settlement hedge”).

The Funds may also use Forward Contracts to hedge against a decline in the value of existing investments denominated in foreign currency and to protect the value of investments denominated in a foreign currency if the portfolio mangers anticipate a period of relative strength of the U.S. dollar against such foreign currency. For example, if a Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound’s value (“position hedge”). A position hedge would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling (“proxy hedge”). A proxy hedge could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U. S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

If required by SEC guidelines, the Funds will segregate or designate liquid assets having a value equal to the aggregate amount of the Funds’ commitments under Forward Contracts entered into with respect to position hedges and proxy-hedges. If the value of the segregated or designated assets declines, additional cash or liquid assets will be segregated or designated so that the value of the account will equal the amount of the Funds’ commitments with respect to such contracts. With respect to Forward Contracts entered into by the Funds on a cash-settled or net basis, applicable SEC guidelines provide that the amount of such segregated or designated liquid assets may be limited to the amount by which such Forward Contract is out-of-the-money, marked-to-market daily. Alternatively, a Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the Forward Contract price or a Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the Forward Contract price. Unanticipated changes in currency prices may result in poorer overall performance for the Funds than if they had not entered into such contracts.

Risk Factors in Futures Transactions. Positions in futures contracts may be closed out only on an exchange that provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to effectively hedge. The Funds will minimize the risk that they will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures trading. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to a Fund. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

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Use of futures transactions by the Funds involves the risk of imperfect or no correlation where the securities underlying futures contracts are different than the portfolio securities being hedged. It is also possible that a Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or option on a futures contract.

Most futures exchanges limit the amount of fluctuation permitted in futures contract and options prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract or option on a future contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract and options prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Risks of Options on Futures, Forward Contracts, and Options on Foreign Currencies. Options on currencies may be traded over-the-counter and forward currency contracts are always traded in the over-the-counter market. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. When a Fund enters into a forward currency contract or purchases an OTC Option, it relies on its counterparty to perform. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

Futures contracts, options on futures contracts, Forward Contracts, and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, or where the portfolio managers are located, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (“OCC”), thereby reducing the risk of counterparty default. The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effect of other political and economic events. In addition, exchange-traded options of foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Combined Transactions. A Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple foreign currency transactions (including Forward Contracts) and any combination of futures, options, and foreign currency transactions, instead of a single transaction, as part of a single hedging strategy when, in the opinion of the Adviser, it is in the best interest of the Funds to do so. A combined transaction, while part of a single hedging strategy, may contain elements of risk that are present in each of it s component transactions.

B-16

Asset Coverage For Futures And Options Positions. The Funds will comply with guidelines established by the SEC with respect to coverage of options, futures and forward contracts strategies by mutual funds, and if the guidelines so require will segregate appropriate liquid assets in the amount prescribed. Segregated securities cannot be sold while the futures, option or forward contract strategy is outstanding, unless they are replaced with other suitable assets. Consequently, there is a possibility that segregation of a large percentage of a Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

ILLIQUID INVESTMENTS, RESTRICTED SECURITIES AND PRIVATE PLACEMENT OFFERINGS

Illiquid Investments. Illiquid investments are investments that cannot be sold or disposed of within seven days in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Adviser determines the liquidity of a Fund’s investments and, through reports from the Adviser and the Funds’ administrator, the Board monitors investments in illiquid securities. In determining the liquidity of the Funds’ investments, the Adviser may consider various factors, including the frequency of trades and quotations, the number of dealers and prospective purchasers in the marketplace, dealer undertakings to make a market, the nature of the security, and the nature of the marketplace for trades. Investments currently considered by the Funds to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, certain OTC Options, and restricted securities (other than certain foreign securities, restricted securities pursuant to Rule 144A under the Securities Act and commercial paper sold in reliance on Section 4(2) of the Securities Act). With respect to OTC Options that a Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Fund may have to close out the option before expiration. A Fund will treat as illiquid an amount of assets used to cover written OTC Options, equal to the formula price at which the Fund would have the absolute right to purchase the option less the amount by which the option is “in-the-money.” The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. When no market quotations are available, illiquid investments are priced at fair value as determined in good faith by the Adviser under the supervision of the Board of Trustees. Disposing of these investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price. If through a change in values, net assets, or other circumstances, any Fund was in a position where more than 15% of its net assets were invested in illiquid securities, a Fund would take appropriate steps to protect liquidity.

Restricted Securities. Restricted securities can generally be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act or in a registered public offering. Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it or they decide to seek registration and the time a Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed at the time it decided to seek registration of the security.

Private Placement Offerings. The Funds may invest in private placement offerings. Investments in private placement offerings are made in reliance on the “private placement” exemption from registration afforded by Section 4(2) of the Securities Act, and resold to qualified institutional buyers under the Securities Act (“Section 4(2) securities”). Section 4(2) securities are restricted as to disposition under the federal securities law and generally are sold to institutional investors such as the Funds that agree they are purchasing the securities for investment and not with an intention to distribute to the public.

OTHER INVESTMENT COMPANIES

The Funds may invest in other investment companies to the extent permitted by the 1940 Act. In addition to the advisory fees and other expenses the Funds bear directly in connection with their own operations, as shareholders of another investment company, the Funds would bear their pro rata portion of the other investment company’s advisory fees and other expenses. As such, the Funds’ shareholders would indirectly bear the expenses of the Funds and the other investment company, some or all of which would be duplicative.

B-17

SECURITIES LENDING

The Funds may lend securities to qualified brokers, dealers, banks and other financial institutions. Securities lending allows a Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by the Adviser to be of good standing. In addition, they will only be made if, in the Adviser’s judgment, the consideration to be earned from such loans would justify the risk. Such loans will not be made if, as a result, the aggregate of all outstanding loans of a Fund exceed one-third of the value of its total assets.

It is the Adviser’s understanding that the current view of the staff of the SEC is that a Fund may engage in loan transactions only under the following conditions: (1) the Fund must receive 100% collateral in the form of cash or cash equivalents (i.e., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments) or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

TEMPORARY INVESTMENTS

The temporary investments that the Funds may make include:

(1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers’ acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits maturing in more than seven days will not be purchased by the Funds. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

The Funds may invest in obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars), and U.S. branches of foreign banks (Yankee dollars). Euro and Yankee dollar investments will involve the same risks of investing in foreign securities discussed previously. Although the Adviser carefully considers these factors when making investments, the Funds do not limit the amount of its assets that can be invested in any one type of instrument or in any foreign country in which a branch of a U.S. bank or the parent of a U.S. branch is located.

The Funds will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of a domestic bank that does not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation and (ii) in the case of a U.S. bank, it is a member of the Federal Deposit Insurance Corporation.

(2) Commercial paper that at the time of purchase is rated in the highest rating category by a NRSRO or, if not rated, issued by a corporation having an outstanding unsecured debt issue that meets such rating requirement at time of purchase;

(3) Short-term corporate obligations rated in the highest rating category by a NRSRO at time of purchase;

B-18

(4) U.S. Government obligations, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue; and

(5) U.S. Government agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Farm Credit Banks, Federal Intermediate Credit Bank, Fannie Mae, Federal Financing Bank, the Tennessee Valley Authority, and others; and repurchase agreements collateralized by those securities listed above.

TRUSTEES AND OFFICERS OF THE LKCM FUNDS

The Board of Trustees has overall responsibility for management of the Funds. The officers of the Trust conduct and supervise its daily business. The Trustees and officers of the Trust, their ages, their business addresses and principal occupations during the past five years are as follows:

Independent Trustees
Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
H. Kirk Downey 301 Commerce Street Suite 1600 Fort Worth, Texas 76102 Age: 64	Chairman of the Board of Trustees Trustee	Since 2005 Since 1994	President and CEO, Texas Systems, LLC and CEO, Texaslearningsystems, LLC since 1999; Dean, M.J. Neeley School of Business, Texas Christian University Business School from 1987 to 2001.	9	Non-Executive Chairman of the Board of AZZ Incorporated, a manufacturing company.
Earle A. Shields, Jr. 301 Commerce Street Suite 1600 Fort Worth, Texas 76102 Age: 86	Trustee	Since 1994	Consultant; formerly Consultant for NASDAQ Corp. and Vice President, Merrill Lynch & Co., Inc.	9
Priests Pension Fund
of the Catholic
Diocese of Fort
Worth, Lay Workers
Pension Fund of the
Catholic Diocese of
Fort Worth, St.
Joseph Health Care
Trust, Catholic
Schools Trust and
Catholic Foundation
of North Texas.

Richard J. Howell 301 Commerce Street Suite 1600 Fort Worth, Texas 76102 Age: 64	Trustee	Since 2005	CPA, Consulting Services, since 2002; Audit Partner, Arthur Anderson LLC from 1974-2002.	9	Red Robin Gourmet Burgers, Inc.
                 (1)    Each Trustee holds office during the lifetime of the Trust until that individual resigns, retires or is otherwise removed or replaced.

B-19

Interested Trustees & Principal Officers
Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
J. Luther King, Jr. (2) 301 Commerce Street Fort Worth, Texas 76102 Age: 67	Trustee, President and Chief Executive Officer	Since 1994	Chairman, President and Director, Luther King Capital Management Corporation since 1979.	9	See below.

Other Directorships: Employee Retirement Systems of Texas, 4K Land & Cattle Company (ranching), Hunt Forest Products (lumber), Ruston Industrial Corp. (industry supply products), JLK Venture Corp. (private equity), Southwestern Exposition and Livestock (livestock), Southwest JLK Corporation (management company), Texas Christian University and Texas Southwestern Cattleraisers Foundation (livestock) and Board of Trustees, Tyler Technologies (information management company for government agencies).

Paul W. Greenwell 301 Commerce Street Fort Worth, Texas 76102 Age: 57	Vice President	Since 1996	Principal, Luther King Capital Management since 1986 Vice President, Luther King Capital Management since 1983.	N/A	N/A
Richard Lenart 301 Commerce Street Fort Worth, Texas 76102 Age: 40	Secretary and Treasurer	Since 2006	Luther King Capital Management since 2005; Vice President, Aquinas Funds (2001-2005).	N/A	N/A
Steven R. Purvis 301 Commerce Street Fort Worth, Texas 76102 Age: 42	Vice President	Since 2000	Principal, Luther King Capital Management since 2003, Vice President and Portfolio Manager, Luther King Capital Management since 1996.	N/A	N/A
Jacob D. Smith 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Age: 33	Chief Compliance Officer	Since 2006
General Counsel and Chief Compliance
Officer, Luther King Capital Management
since 2006, Enforcement attorney, U.S.
Securities and Exchange Commission
(2005-2006), Associate, Haynes and
Boone, LLP (2001-2005).

				N/A	N/A

(1)
Each Trustee holds office during the lifetime of the Trust until that individual resigns, retires or is otherwise removed or replaced. Each officer holds office for a one-year term, and then may be re-elected by the Board of Trustees annually.

(2)    Mr. King is an “interested person” of the Trust (as defined in the 1940 Act) because of his affiliation with the Adviser.

B-20

The table below sets forth the compensation paid by the Trust to each of the Trustees of the Trust during the fiscal year ended December 31, 2006:

COMPENSATION TABLE
	Aggregate Compensation				Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from all Funds in the Trust*
Name of Person	Aquinas Small Cap Fund	Aquinas Value Fund	Aquinas Growth Fund	Aquinas Fixed Income Fund
Interested Trustee
J. Luther King, Jr.	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0

Disinterested Trustees
H. Kirk Downey	$ 292	$ 1,589	$ 2,557	$ 1,663	$ 0	$ 0	$ 29,000
Richard J. Howell	$ 240	$ 1,277	$ 2,053	$ 1,326	$ 0	$ 0	$ 24,000
Earle A. Shields, Jr.	$ 240	$ 1,277	$ 2,053	$ 1,326	$ 0	$ 0	$ 24,000
*              There are currently nine Funds comprising the Trust, five of which are offered in a separate Prospectus and SAI.

For the fiscal year ending December 31, 2006, Trustees other than Mr. King received an annual retainer of $12,000, with the chairman receiving an additional $5,000 retainer, plus a meeting fee of $2,500 for each regular quarterly meeting and $1,000 for each special telephonic meeting, and were reimbursed for expenses incurred in attending Board meetings.

BOARD INTERESTS IN THE FUNDS

As of March 31, 2007, the officers and Trustees of the Trust owned 3.24% of the LKCM Aquinas Value Fund and 0.25% of the LKCM Aquinas Small Cap Fund. The Trustees owned the following amounts in the Funds:

Key
A.	None
B.	$1 - $10,000
C.	$10,001 - $50,000
D.	$50,001 - $100,000
E.	over -$100,000

Name of Trustee	Aquinas Small Cap Fund	Aquinas Value Fund	Aquinas Growth Fund	Aquinas Fixed Income Fund	Aggregate Dollar Range of Equity Securities in LKCM Funds*
H. Kirk Downey, Independent Trustee	A	A	A	A	C

Richard J. Howell, Independent Trustee	A	A	A	A	A

J. Luther King, Jr., Interested Trustee, President and Chief Executive Officer	A	A	A	A	E

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Name of Trustee	Aquinas Small Cap Fund	Aquinas Value Fund	Aquinas Growth Fund	Aquinas Fixed Income Fund	Aggregate Dollar Range of Equity Securities in LKCM Funds*
Earle A. Shields, Jr. Independent Trustee	A	A	A	A	E
*              There are currently nine Funds comprising the Trust, five of which are offered in a separate Prospectus and SAI.

Board Committees

The Trust has an Audit and Compliance Committee, consisting of Messrs. Downey, Howell and Shields. The members of the Audit and Compliance Committee are not “interested” persons of the Trust (as defined in the 1940 Act). The primary responsibilities of the Audit and Compliance Committee are to make recommendations to the Board as to: the engagement or discharge of the Trust’s independent registered public accounting firm (including the audit fees charged by the accounting firm); the supervision of investigations into matters relating to audit matters; the review with the independent registered public accounting firm of the results of audits; oversight of the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audits; and addressing any other matters regarding audits. The Audit Committee met four times during the most recent fiscal year.

The Trust also has a Nominating Committee, consisting of Messrs. Downey, Howell and Shields. The Nominating Committee is responsible for the selection and nomination for appointment of candidates to serve as Trustees of the Trust. The Nominating Committee will review shareholders’ nominations to fill vacancies on the Board. Shareholders can submit recommendations in writing addressed to the attention of the chair of the Committee, 301 Commerce Street, Suite 1600, Fort Worth, Texas 76102. A shareholder’s recommendation must include the following information about the nominee: (1) name; (2) date of birth; (3) education; (4) business, professional or other relevant experience and areas of expertise; (5) current business, professional or other relevant experience and areas of expertise; (6) current business and home addresses and contact information; (7) other board positions or prior experience; and (8) any knowledge and experience relating to investment companies and investment company governance. The Nominating Committee met twice during the most recent fiscal year.

The Trust has a Qualified Legal Compliance Committee, consisting of Messrs. Downey, Howell and Shields. The members of the Qualified Legal Compliance Committee are not “interested” persons of the Trust (as defined in the 1940 Act). The primary responsibility of the Trust’s Qualified Legal Compliance Committee is to receive, review and take appropriate action with respect to any report (“Report”) made or referred to the Committee by an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of a fiduciary duty under U.S. federal or state law or a similar material violation by the Trust or by any officer, director, employee, or agent of the Trust. The Qualified Legal Compliance Committee did not meet during the most recent fiscal year.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of any of the Funds. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. A person who controls a fund may be able to determine the outcome of any matter submitted to a vote of shareholders. As of March 31, 2007, the following persons owned of record or are known by the Funds to own beneficially 5% or more of the outstanding shares of the Funds:

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PRINCIPAL SHAREHOLDERS
LKCM AQUINAS SMALL CAP FUND

Name and Address of Beneficial Owner	Number of Shares	Percent of Class	Record or Beneficial
John Brown University 2000 W. University St. Siloam Springs, AR 72761	447,515	29.13%	Beneficial/ Record

The Catholic Foundation 5310 Harvest Hill Rd., Ste. 248 Dallas, TX 75230	366,084	23.83%	Record

The 403(B) 7 Retirement Plan For the Lay Employees of the Roman Catholic Diocese of Dallas 3725 Blackburn P.O. Box 190507 Dallas, TX 75219	102,102	6.65%	Record

SEI Private Trust Co. FBO Sun Trust 1 Freedom Valley Dr. Oaks, PA 19456	78,919	5.14%	Record

PRINCIPAL SHAREHOLDERS
LKCM AQUINAS VALUE FUND

Name and Address of Beneficial Owner	Number of Shares	Percent of Class	Record or Beneficial
The 403(B) 7 Retirement Plan For the Lay Employees of the Roman Catholic Diocese of Dallas 3725 Blackburn P.O. Box 190507 Dallas, TX 75219	427,428	16.37%	Beneficial/ Record

The Catholic Foundation 5310 Harvest Hill Rd., Ste. 248 Dallas, TX 75230	266,676	10.21%	Record

Charles Schwab & Co., Inc. Reinvest Account 101 Montgomery St. San Francisco, CA 94104	230,099	8.81%	Record

B-23

PRINCIPAL SHAREHOLDERS
LKCM AQUINAS GROWTH FUND

Name and Address of Beneficial Owner	Number of Shares	Percent of Class	Record or Beneficial
Reliance Trust Company FBO The Archdiocese of St. Paul Minneapolis c/o FAS Corp. 8515 E. Orchard Rd. #2T2 Greenwood Village, CO 80111	639,013	18.42%	Beneficial/ Record

The 403(B) 7 Retirement Plan For the Lay Employees of the Roman Catholic Diocese of Dallas 3725 Blackburn P.O. Box 190507 Dallas, TX 75219	439,911	12.68%	Record

The Catholic Foundation 5310 Harvest Hill Rd., Ste. 248 Dallas, TX 75230	241,458	6.96%	Record

Charles Schwab & Co., Inc. Reinvest Account 101 Montgomery St. San Francisco, CA 94104	219,707	6.33%	Record

PRINCIPAL SHAREHOLDERS
LKCM AQUINAS FIXED INCOME FUND

Name and Address of Beneficial Owner	Number of Shares	Percent of Class	Record or Beneficial
The 403(B) 7 Retirement Plan For the Lay Employees of the Roman Catholic Diocese of Dallas 3725 Blackburn P.O. Box 190507 Dallas, TX 75219	347,077	25.51%	Beneficial/ Record

The Catholic Foundation Trustee The Maurice Hymel Trust 5310 Harvest Hill Rd., Ste. 248 Dallas, TX 75230	138,272	10.16%	Record

The Catholic Foundation Trustee of Holy Trinity Seminary 5310 Harvest Hill Rd., Ste. 248 Dallas, TX 75230	81,506	5.99%	Record

John Brown University may be considered a “control person” for the Aquinas Small Cap Fund. The 403(B)7 Retirement Plan for the Lay Employees of the Roman Catholic Diocese of Dallas may be considered a “control person” for the Aquinas Fixed Income Fund.

PROXY VOTING PROCEDURES

The Funds have delegated their authority to vote proxies to the Adviser, subject to the supervision of the Board of Trustees. The Adviser’s proxy voting policies are summarized below.

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GENERAL

The Chief Compliance Officer is responsible for monitoring the proxy voting process, including engaging and overseeing any third-party vendor retained to review, monitor, or vote proxies.

The Adviser has engaged Institutional Shareholder Services, Inc. (“ISS”) as its voting delegate to:

(1)	research and make voting determinations in accordance with the policies and procedures described herein;
(2)	vote and submit proxies in a timely manner;
(3)	handle other administrative functions of proxy voting;
(4)	maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;
(5)	maintain records of votes cast; and
(6)	provide recommendations with respect to proxy voting matters in general.

The Adviser has determined that, except as set forth below, proxies will be voted in accordance with the voting recommendations contained in the applicable domestic or global ISS Voting Guidelines in effect at the time of voting (as applicable, the “ISS Voting Guidelines”). The Adviser will periodically review the ISS Voting Guidelines, including any significant changes or updates thereto. In connection with such reviews, the Adviser may determine that it is not in the best interest of its clients to vote proxies in accordance with the ISS Voting Guidelines on certain matters. In such event, the Adviser will follow the procedures below in connection with voting any such proxies contrary to the ISS Voting Guidelines.

In the event the ISS Voting Guidelines do not address how a proxy should be voted, the Adviser will vote the proxy in accordance with ISS recommendations. If ISS refrains from making any such recommendations, the Adviser will vote the proxy consistent with the client’s best interest. Prior to voting any proxies in the absence of ISS recommendations, however, the Chief Compliance Officer will determine whether any material conflict of interest may exist between the Adviser and the client with respect thereto. If the Chief Compliance Officer determines that any such material conflict of interest may exist, the Adviser will follow the procedures below in connection with the voting of such proxies.

There may be circumstances under which the Adviser believes that it is in the best interest of clients to vote proxies in a manner inconsistent with the ISS Voting Guidelines or ISS recommendations. Prior to voting any proxies inconsistent with the ISS Voting Guidelines or ISS recommendations, however, the Chief Compliance Officer will determine whether any material conflict of interest may exist between the Adviser and the client with respect thereto. If the Chief Compliance Officer determines that any such material conflict of interest may exist, the Adviser will follow the procedures below in connection with the voting of such proxies.

The Adviser maintain records relating to the implementation of its proxy voting policies and procedures, including, but not limited to, (i) records of each vote cast, which ISS maintains on the Adviser’s behalf, and (ii) documents considered or prepared by the Adviser that are material in making a decision to vote proxies on behalf of a client or that memorializes the basis for that decision.

CONFLICTS OF INTEREST

The Adviser has obtained a copy of ISS’ Policies, Procedures and Practices Regarding Potential Conflicts of Interest (as amended or updated from time to time, the “ISS Conflict Policy”), which addresses conflicts of interest that could arise in connection with advisory services provided by ISS or its affiliates. The Adviser believes that the ISS Conflict Policy contains policies and procedures that are reasonably designed to minimize any such potential conflicts of interest.

In the event that the Adviser or the Chief Compliance Officer determines that voting a proxy may present a material conflict of interest between the Adviser and the client, the Adviser will (1) in cases where ISS had made a recommendation, take no further action, in which case ISS shall vote such proxy in accordance with the ISS Voting Guidelines or ISS recommendations, as applicable, (2) disclose such conflict of interest to the client and obtain written direction from the client as to how to vote the proxy, (3) suggest that the client engage another party to determine how to vote the proxy, or (4) engage another independent third party to determine how to vote the proxy.

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Notwithstanding the foregoing, the Adviser must vote proxies in the best interest of clients when material conflicts of interest may exist with respect thereto. The Adviser believes that these policies and procedures are reasonably designed to address material conflicts of interest that may arise between the Adviser and a client as to the manner in which proxies are voted.

MORE INFORMATION

The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request by calling toll-free, (800) 423-6369 or by accessing the SEC’s website at www.sec.gov. In addition, a copy of the Funds’ proxy voting policies and procedures are currently available by calling (800) 423-6369 and will be sent within three business days of receipt of a request.

INVESTMENT ADVISER

The investment adviser of the Funds is Luther King Capital Management Corporation (the “Adviser”). The Adviser is controlled by J. Luther King, Jr. Mr. King is a member of the Board of Trustees and the President, Chief Executive Officer and Portfolio Manager of the Trust. Under an Investment Advisory Agreement (the “Agreement”) with the Funds, the Adviser manages the investment and reinvestment of the Funds’ assets, subject to the control and supervision of the Board of Trustees. The Adviser is responsible for making investment decisions for the Funds and for placing the Funds’ purchase and sale orders. Under the Agreement, the Funds pay the Adviser an advisory fee calculated by applying a quarterly rate, equal on an annual basis to the following numbers shown as a percentage of average daily net assets for the quarter. However, until further notice, the Adviser has voluntarily agreed to waive its advisory fees and reimburse expenses to the extent necessary to keep the total annual operating expenses of the Funds from exceeding their respective caps as shown in the table below.

The advisory fees and expense caps for the current fiscal year are as follows:

	Advisory Fee	Cap on Total Annual Operating Expenses
LKCM Aquinas Value Fund	0.90%	1.50%
LKCM Aquinas Growth Fund	0.90%	1.50%
LKCM Aquinas Small Cap Fund	1.00%	1.50%
LKCM Aquinas Fixed Income Fund	0.60%	0.80%

As compensation for the services rendered by the Adviser under the Agreement, for the period July 11, 2005 through December 31, 2005 and the year ended December 31, 2006, the Adviser earned and waived and/or reimbursed the amounts listed below.

	December 31, 2006	July 11, 2005 through December 31, 2005
Small Cap Fund	$89,845	$34,950
(amount waived/reimbursed)	$(73,873)	$(34,452)
Value Fund	$373,566	$184,825
(amount waived/reimbursed)	$0	$(12,204)
Growth Fund	$593,296	$328,219
(amount waived/reimbursed)	$0	$(2,516)
Fixed Income Fund	$244,434	$128,859
(amount waived/reimbursed)	$(79,076)	$(53,594)

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PORTFOLIO MANAGERS

The portfolio managers listed below have responsibility for the day-to-day management of accounts for the Funds. The information listed below is as of December 31, 2006.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for which Advisory Fee is Performance Based
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
J. Luther King, Jr.	[8] $946,168,062	[1] $277,061,009	[149] $1,801,798,371	N/A	[1] $115,196,178	N/A
Paul W. Greenwell	[5] $200,585,946	[1] $39,431,571	[131] $514,557,623	N/A	N/A	N/A
Steven R. Purvis	[3] $680,290,015	N/A	[50] $1,081,950,038	N/A	N/A	N/A
Joan M. Maynard	[2] $146,093,579	N/A	[7] $50,892,480	N/A	N/A	N/A
Mark L. Johnson	[2] $146,093,579	N/A	[36] $22,994,308	N/A	N/A	N/A
James B. Orser	[1] $59,353,907	N/A	[66] $149,777,543	N/A	N/A	N/A

Conflicts of Interest

The portfolio managers are responsible for managing the Funds and other separately managed accounts, including employee benefit plans, pension plans, endowments and high-net worth individuals, and with respect to Mr. King, certain pooled investment vehicles. These accounts may have investment objectives, strategies and risk profiles that differ from those of the Funds. The portfolio managers make investment decisions for each account based on its investment objectives and guidelines, policies, practices and other relevant considerations. Consequently, the portfolio managers may purchase or sell securities at the same or different times for one account and not another account or a Fund, which may affect the performance of that security across accounts. A portfolio manager may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of a Fund, or make investment decisions that are similar to those made for a Fund, both of which have the potential to adversely impact a Fund depending on market conditions. The Adviser’s goal is to meet its fiduciary obligations to treat all clients fairly and provide high quality investment services to all its clients. Thus, the Adviser has developed a variety of policies and procedures reasonably designed to mitigate these conflicts.

Compensation

As an independent firm, the Adviser has full control over its compensation structure. The Adviser seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Each member of the professional staff is provided a salary. They also are eligible to participate in the Adviser's profit sharing plan.  The majority of compensation is derived from bonuses, which are discretionary and based on individual merit as well as success of the Adviser in any given year. Criteria for individual bonuses include, among other things, stock selection, investment performance and portfolio management. There is no standard formula or method for determining bonuses and the factors considered for bonuses vary by individual.

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Ownership of Securities

Each portfolio manager owned the following amounts of each of the Funds as of December 31, 2006:

Key
A.	None
B.	$1 - $10,000
C.	$10,001 - $50,000
D.	$50,001 - $100,000
E.	$100,001 - $500,000
F.	$500,001 - $1,000,000
G.	Over $1,000,000

	Small Cap Fund	Growth Fund	Value Fund	Fixed Income Fund
Paul W. Greenwell	A	A	G	A
Mark L. Johnson	A	A	A	A
J. Luther King, Jr.	A	A	A	A
Joan M. Maynard	A	A	A	A
James B. Orser	A	E	A	A
Steven R. Purvis	A	A	A	A

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Funds and directs the Adviser to use its best efforts in seeking best execution with respect to all securities transactions for the Funds. In selecting brokers or dealers for securities transactions for the Funds, the Adviser may consider, among other things: the quality of executions and liquidity provided by the broker; the commission rates charged by the broker in comparison to the charges of other brokers for similar transactions; research and investment capabilities provided by the broker; the broker’s ability to obtain timely, accurate, and cost-effective executions; the ability of the broker to accurately communicate the nature of the market for a particular security; the broker’s execution policies and commitment to providing best execution; the size and volume of the broker’s order flow; and the efficiency and accuracy of the broker’s operations area with regard to settlement procedures.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, the Adviser may cause the Funds to pay higher commission rates than the lowest available when the Adviser believes in good faith that it is reasonable to do so in light of the value of the brokerage or research services provided by the broker, either in terms of a particular transaction or the Adviser’s overall responsibilities with respect to accounts for which it has investment discretion. These services, which in some cases may also be purchased for cash, include general economic and security market analyses and reports, industry and company analyses and reports, and other analyses and reports concerning securities and recommendations as to the purchase and sale of securities. The Adviser may use some of these research services in providing investment advisory services to all of its clients, and not all of these research services may be used by the Adviser in providing investment advisory services to the Funds.

It is not the Adviser’s practice to allocate brokerage or principal business on the basis of sales of shares of the Funds that may be made through intermediary brokers or dealers. However, the Adviser may place orders with qualified broker-dealers who recommend the Funds or who act as agents in the purchase of shares of the Funds for their clients. The Adviser does not have an affiliated broker, therefore it has not performed any affiliated brokerage transactions. The aggregate amount of brokerage commissions paid by each Fund for the year ended December 31, 2006 and the period from July 11, 2005 (the inception date of the Funds) through December 31, 2005 is as follows:

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	December 31, 2006	July 11, 2005 through December 31, 2005
Small Cap Fund	$42,297	$22,134
Value Fund	$68,389	$60,596
Growth Fund	$138,891	$150,897
Fixed Income Fund	$4	$0

During the fiscal year ended December 31, 2006, none of the Funds (other that the Value Fund) had arrangements under which brokerage commissions were directed to brokers who provided third party research services. The Value Fund paid brokerage commissions of $450 to brokers who provided third-party research services during the fiscal year ended December 31, 2006.

Some securities considered for investment by the Funds may also be appropriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of the Funds and one or more of these other clients serviced by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Funds and clients in accordance with the Adviser’s Allocation and Aggregation Policy and in a manner deemed fair and reasonable by the Adviser.

During the fiscal year ended December 31, 2006, the Funds acquired securities of certain of its “regular brokers or dealers” as defined in the 1940 Act, or their parents. As of December 31, 2006, the Funds owned the following securities of its “regular brokers or dealers” or their parents:

LKCM Aquinas Value Fund:

Security of “Regular Broker/Dealer” of the Fund	Value of Fund’s Aggregate Holding of Securities as of December 31, 2006
Morgan Stanley	$1,628,600
JP Morgan Chase & Co.	$1,207,500
Bank of America Corporation	$1,134,217

LKCM Aquinas Growth Fund

Security of “Regular Broker/Dealer” of the Fund	Value of Fund’s Aggregate Holding of Securities as of December 31, 2006
Lehman Brothers Holdings	$937,440

LKCM Aquinas Fixed Income Fund

Security of “Regular Broker/Dealer” of the Fund	Value of Fund’s Aggregate Holding of Securities as of December 31, 2006
Lehman Brothers Holdings, Inc.	$776,699
The Bear Stearns Companies, Inc.	$494,241
Merrill Lynch & Co., Inc.	$188,952
Credit Suisse First Boston USA	$47,342

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PORTFOLIO TURNOVER

Although the Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of long-term portfolio securities for the fiscal year by (2) the monthly average of the value of long-term portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions.

The Funds had the following turnover rates for the last fiscal period:

Fiscal Year Ended 12-31-06*
Small Cap Fund	91%
Value Fund	47%
Growth Fund	73%
Fixed Income Fund	24%

*The Funds commenced operations on July 11, 2005 and, as a result, portfolio turnover rates for the fiscal year ended December 31, 2006 represent the first full fiscal year for which such information is available.

CUSTODIAN

As custodian of the Funds’ assets, U.S. Bank, N.A., 1555 N. River Center Drive, Suite 302, Milwaukee, WI 5312, has custody of all securities and cash of the Funds, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties, all as directed by the officers of the Trust.

ADMINISTRATOR

Pursuant to a Fund Administration Agreement, U.S. Bancorp Fund Services, LLC (“USBFS”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, provides each Fund with administrative services. The services under this Agreement are subject to the supervision of the Board of Trustees and officers, and include day-to-day administration of matters necessary to the Funds’ operations, maintenance of their records, preparation of reports, compliance testing of the Funds’ activities, and preparation of periodic updates of the registration statement under federal and state laws. For administration services, USBFS receives from each Fund a fee, calculated daily and paid monthly.

Prior to July 11, 2005, the Funds had a different Administrator. Administration fees incurred during the period July 11, 2005 through December 31, 2005 and for the fiscal year ended December 31, 2006 were as follows:

	2006	2005
Small Cap Fund	$20,225	$10,005
Value Fund	$33,560	$17,244
Growth Fund	$54,025	$30,641
Fixed Income Fund	$33,345	$18,113

TRANSFER AGENT, DIVIDEND-DISBURSING AGENT AND FUND ACCOUNTANT

USBFS acts as Transfer Agent, dividend-disbursing agent, and fund accountant for the Funds.

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DISTRIBUTOR

Quasar Distributors, LLC (the “Distributor”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, a registered broker-dealer and member of the National Association of Securities Dealers, Inc., distributes the Funds’ shares. Paul Greenwell, a Vice President of the Trust, Richard Lenart, the Secretary and Treasurer of the Trust, and Mark Johnson, James Marsh, Vince Melashenko, Jim Orser, and Ryan Smith, employees of the Adviser, are registered representatives of the Distributor. The Distributor uses its best efforts to distribute the Funds’ shares, which shares are offered for sale by the Funds continuously at net asset value per share without the imposition of a sales charge. The Funds pay that portion of the compensation owed to the Distributor that is permitted under Rule 12b-1 of the 1940 Act and the Adviser Class Plan (as defined below), and the Adviser pays the remaining portion of any such compensation.

DISTRIBUTION PLAN

The Board has adopted the Adviser Class Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). Pursuant to this Plan, each Fund can pay up to an aggregate maximum of 1.00% per annum of its average daily net assets for actual expenses incurred in the distribution and promotion of its shares, including, but not limited to, the printing of Prospectuses, Statements of Additional Information, reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, and other distribution-related expenses. The Board of Trustees has authorized payments under the Plan at an annual rate of 0.25% of each Fund’s average daily net assets (other than the Fixed Income Fund).

Administration of the Plan is regulated by Rule 12b-1 under the 1940 Act, which requires that the Board receive and review at least quarterly reports concerning the amount and purpose of expenses which are made, that the Board, including a majority of the Independent Trustees, approve all agreements implementing the Plan, and that the Plan may be continued from year-to-year only if the Board, including a majority of the Independent Trustees, concludes at least annually that continuation of the Plan is likely to benefit shareholders.

The Small Cap, Value and Growth Funds paid the following amounts in 12b-1 expenses for the fiscal year ended December 31, 2006:

	Small Cap Fund	Value Fund	Growth Fund
Advertising/Marketing	$0	$0	$0
Printing/Postage	$111	$594	$981
Payment to Distributor	$3,268	$5,042	$6,493
Payment to dealers	$3,856	$15,367	$30,087
Compensation to sales personnel	$0	$0	$0
Other	$16,382	$89,160	$147,305

Interests of Certain Persons

With the exception of the Adviser, no “interested person” of the Funds, as defined in the 1940 Act, and no trustee of the Trust who is not an “interested person” has or had a direct or indirect financial interest in the Plan or any related agreement. During the year ended December 31, 2006, the Adviser was reimbursed $188,125 under the Plan for expenses incurred in the distribution and promotion of shares of the Funds, including compensation of certain Adviser employees that are registered representatives of the Distributor.

CODE OF ETHICS

The Trust and the Adviser have each adopted a written Code of Ethics. The Code of Ethics governs the personal securities transactions of trustees, directors, officers and employees who may have access to current trading information of the Funds. The Code permits such persons to invest in securities for their personal accounts, including securities that may be purchased or held by the Funds. The Code includes reporting and other obligations to monitor personal transactions and ensure that such transactions are consistent with the best interest of the Funds.

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PURCHASE AND PRICING OF SHARES

PURCHASE OF SHARES

Purchasing Shares with Liquid Securities. Certain clients of the Adviser may, subject to the approval of the Trust, purchase shares of the Funds with liquid securities that are eligible for purchase by a Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable (and not established only by fair valuation procedures) as evidenced by a listing on the American Stock Exchange, the New York Stock Exchange or The Nasdaq Stock Market. These transactions will be effected only if the Adviser intends to retain the security in the Funds as an investment. Assets so purchased by the Funds will be valued in generally the same manner as they would be valued for purposes of pricing a Fund’s shares, if such assets were included in the Fund’s assets at the time of purchase.

Automatic Investment Program. The Automatic Investment Program permits investors who own shares of a Fund with a value of $5,000 or more to purchase shares (minimum of $100 per transaction) at regular intervals selected by the investors. Provided the investor’s financial institution allows automatic withdrawals, shares are purchased by transferring funds from an investor’s checking or savings account. The financial institution must be a member of the Automatic Clearing House network. There is no charge for this service. A $25 fee will be charged if the investor’s bank rejects the scheduled transaction. At the investor’s option, the account designated will be debited in the specified amount, and shares will be purchased on a specified day or days of a month.

The Automatic Investment Program is one means by which an investor may use “Dollar Cost Averaging” in making investments. Instead of trying to time market performance, a fixed dollar amount is invested in shares at predetermined intervals. This may help investors to reduce their average cost per share because the agreed upon fixed investment amount allows more shares to be purchased during periods of lower share prices and fewer shares during periods of higher prices. In order to be effective, Dollar Cost Averaging should usually be followed on a sustained, consistent basis. Investors should be aware, however, that shares bought using Dollar Cost Averaging are purchased without regard to their price on the day of investment or market trends. In addition, while investors may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if an investor ultimately redeems his or her shares at a price that is lower than their purchase price.

To establish the Automatic Investment Program, an investor must complete the appropriate sections of the Account Registration Form. Please call the Trust at 800-423-6369 if you have questions. An investor may cancel his or her participation in this Program or change the amount of purchase at any time by notifying the Transfer Agent by telephone or in writing five days prior to the effective date of the next transaction. The Trust may modify or terminate this privilege at any time or charge a service fee, although no such fee currently is contemplated. An investor may also implement the Dollar Cost Averaging method on his or her own initiative or through other entities.

PRICING OF SHARES

Shares of the Funds are sold and redeemed on a continual basis at the net asset value per share next computed following acceptance of an order by a Fund. A Fund’s net asset value per share for the purpose of pricing purchase and redemption orders is determined as of the close of normal trading (generally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for trading. The NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Securities listed on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price on the day the valuation is made. Nasdaq National Market securities are valued at the NASDAQ Official Closing Price (the “ NOCP”). Price information on listed securities is taken from the exchange where the security is primarily traded. Options, futures, unlisted U.S. securities and listed U.S. securities not traded on the valuation date for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked price.

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Securities listed on a foreign exchange for which market quotations are readily available are valued at the latest quoted sales price available before the time when assets are valued. Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents using net foreign exchange quotations received from independent dealers at the time of valuation.

Fixed-income securities (other than obligations having a maturity of 60 days or less) are normally valued at the mean of the bid and ask price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service. Fixed-income securities purchased with remaining maturities of 60 days or less are valued at amortized cost if it reflects fair value. In the event that amortized cost does not reflect fair value, market prices as determined above will be used. Other assets and securities for which no quotations are readily available (including restricted securities) are valued in good faith at fair value using methods determined by the Board of Trustees. The Board of Trustees has adopted specific procedures for valuing portfolio securities and delegated the implementation of these procedures to the Adviser. The procedures authorize the Adviser to make all determinations regarding the fair value of a portfolio security and to report such determinations to the Board of Trustees. The Funds may also use independent pricing services to assist in pricing portfolio securities.

An example of how each Fund calculated its total offering price per share as of December 31, 2006 is as follows:

Net Assets Shares Outstanding	Net Asset Value per share

Small Cap Fund	$10,956,846	=	$6.58
	1,666,198

Value Fund	$39,825,773	=	$13.71
	2,904,270

Growth Fund	$58,996,852	=	$15.45
	3,817,748

Fixed Income Fund	$39,618,265	=	$9.81
	4,037,013

PORTFOLIO HOLDINGS INFORMATION

It is the policy of LKCM Funds to protect the confidentially of portfolio holdings and prevent the selective disclosure of non-public information concerning the Funds. No information concerning the portfolio holdings of the Funds may be disclosed to any person except as provided below.

The Adviser and the Funds maintain portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds. These portfolio holdings disclosure policies have been approved by the Board of Trustees. Disclosure of the Funds’ complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. In addition, each Fund also makes available on the Funds’ website a complete schedule of its portfolio holdings no sooner than 30 days following the end of each calendar quarter. Information contained within Fund Fact Sheets (Top Ten Holdings; Sector Weightings; Turnover Rate: Composition; and Performance) is made publicly available on the website upon completion by Quasar Distributors, LLC, the Fund’s Distributor (generally within 10-15 days after the close of the calendar quarter). The Funds believe that these third parties have legitimate objectives in requesting such portfolio holdings information. To prevent such parties from potentially misusing portfolio holdings information, the Funds will generally only disclose the Fund Fact Sheets and complete schedules of portfolio holdings as of the end of the most recent calendar quarter, no earlier than 10 days and 30 days after the end of the calendar quarter, respectively.

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In addition, the Funds’ service providers, including the administrator, custodian, legal counsel and auditors, may receive portfolio holdings information in connection with their services to the Funds. The Funds' service providers have a duty to keep nonpublic information about the Funds confidential based on existing laws and due to the nature of their roles with the Funds. An officer of the Adviser or the Chief Compliance Officer of the Funds may direct the distribution of (or authorize the Funds’ administrator to distribute) portfolio holdings to rating and ranking agencies for a legitimate business purpose on a quarterly basis. This information is provided no earlier than 30 days after the end of a calendar quarter and no compensation is received by the Adviser or the Funds as consideration for such disclosure. The Funds’ Chief Compliance Officer may waive certain of the requirements of this policy. The Board of Trustees and the Adviser may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio holdings information beyond those required by the Funds’ policy. Notwithstanding these policies, the Funds may disclose portfolio holdings information to the extent required by applicable law.

The Funds’ Chief Compliance Officer will report any violations of these policies to the Board of Trustees on a quarterly basis. In no event shall the Adviser, its affiliates or employees, or the Funds receive any direct or indirect compensation in connection with the disclosure of information about the Funds’ portfolio holdings.

If the disclosure of portfolio holdings presents a conflict of interest between the shareholders and the Adviser, the Funds’ principal distributor or any of their respective affiliates, then such conflict will be reported to the Board for its consideration prior to the dissemination of such portfolio holdings information.

EXCHANGES

Each Fund may exchange shares for shares of another LKCM Fund.

REDEMPTIONS IN KIND

The Trust has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of (i) $250,000 or (ii) 1% of the net assets of a Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part in investment securities or in cash, as the Trustees may deem advisable; however, payment will be made wholly in cash unless the Trustees believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the applicable Fund. If redemptions are paid in investment securities the redeeming shareholders might incur brokerage expenses if they converted these securities to cash. Securities used to make such “in-kind” redemptions will be readily marketable. The method of valuing such securities will be the same as the method of valuing Fund securities described under “Pricing of Shares,” and such valuation will be made as of the same time the redemption price is determined.

TAXATION

TAXATION OF THE FUNDS

Each Fund intends to continue to qualify annually for treatment as a “regulated investment company” under Subchapter M of the Code (“RIC”). That qualification requires each Fund to satisfy certain diversification, source-of-income, and distribution requirements each taxable year; in particular, the latter requires that each Fund distribute annually to its shareholders at least 90% of its investment company taxable income (generally consisting of net investment income, the excess of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) (“Distribution Requirement”). If so qualified, a Fund will not be liable for federal income tax to the extent it distributes net earnings and realized net gains to its shareholders on a timely basis.

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If a Fund fails to qualify for treatment as a RIC for any taxable year, it would be treated as a regular corporation for federal tax purposes and would be taxed on the full amount of its investment company taxable income for that year without being able to deduct the distributions it makes to its shareholders. In addition, for those purposes any distributions that it made to its shareholders would be taxable to them as ordinary income to the extent of its earnings and profits (with no part treated as a capital gain distribution), except for the part of those dividends that is “qualified dividend income” (described in the Prospectus), which is subject to a maximum federal income tax rate of 15%. This treatment would increase the cost of investing in that Fund for shareholders and would make it more economical for shareholders to invest directly in securities it held instead of investing indirectly in those securities through the Fund.

Each Fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Hedging strategies, such as entering into Forward Contracts and writing (selling) and purchasing options and futures contracts, involve complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gain from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and Forward Contracts a Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the income requirement to qualify as a RIC.

Certain futures, foreign currency contracts and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index) in which all Funds may invest may be subject to section 1256 of the Code (“section 1256 contracts”). Any section 1256 contracts a Fund holds at the end of its taxable year generally must be “marked-to-market” (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purpose of the Excise Tax. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) a Fund recognizes, without in either case increasing the cash available to the Fund. A Fund may elect to exclude certain transactions from the operation of section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and/or increasing the amount of dividends that must be distributed to meet the Distribution Requirement and avoid imposition of the Excise Tax.

If a Fund has an “appreciated financial position” - generally, an interest (including an interest through an option, futures or Forward Contract or short sale) with respect to any stock, debt instrument (other than “straight debt”) or partnership interest the fair market value of which exceeds its adjusted basis - and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or Forward Contract a Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction by a Fund during any taxable year that would otherwise be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

The Fixed Income Fund may acquire zero-coupon or other securities issued with original issue discount (“OID”). As a holder of those securities, a Fund must include in its gross income the OID that accrues on them during the taxable year, even if it receives no corresponding payment on them during the year. Because that Fund annually must distribute substantially all of its investment company taxable income, including any OID, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from that Fund’s cash assets or from the proceeds of sales of its portfolio securities, if necessary. That Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

B-35

Investments in Foreign Securities. Dividends and interest a Fund receives on foreign securities, and gains it realizes, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate those taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

The Funds may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests:

(1) at least 75% of its gross income for the taxable year is passive or

(2) an average of at least 50% of its assets produce, or are held for the production of, passive income.

Under certain circumstances, a Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain on disposition of the stock (collectively “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions attributable to PFIC income will not be eligible for the 15% maximum federal income tax rate on “qualified dividend income” mentioned above.

If a Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gain -- which the Fund probably would have to distribute to its shareholders -- even if the QEF did not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

Each Fund may elect to “mark to market” its stock in any PFIC that is publicly traded or otherwise marketable. “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over a Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. A Fund’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Gains or losses (1) from the disposition of foreign currencies, including Forward Contracts, (2) on the disposition of a debt security denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and (3) that are attributable to exchange rate fluctuations between the time a Fund accrues interest, dividends or other receivables or expenses or other liabilities denominated in a foreign currency and the time it actually collects the receivables or pays the liabilities, generally are treated as ordinary income or loss. These gains or losses will increase or decrease the amount of investment company taxable income available to a Fund for distribution to its shareholders as ordinary income, rather than increasing or decreasing the amount of its net capital gain.

B-36

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, serves as the Funds’ independent registered public accounting firm, whose services include audit of the Funds’ financial statements and the performance of other related audit and tax services.

FINANCIAL STATEMENTS

The audited financial statements for the Funds are incorporated by reference to the Funds’ Annual Report to Shareholders for the period ended December 31, 2006.

B-37

APPENDIX A

DESCRIPTION OF BOND RATINGS

                Excerpts from Moody’s Investors Service, Inc. Corporate Bond Ratings:

                AAA: judged to be the best quality; carry the smallest degree of investment risk; AA: judged to be of high quality by all standards; A: possess many favorable investment attributes and are to be considered as higher medium grade obligations; BAA: considered as lower medium grade obligations, i.e., they are neither highly protected nor poorly secured; BA, B: protection of interest and principal payments is questionable.

CAA: Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. CA: Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                Excerpts from Standard & Poor’s Corporation Corporate Bond Ratings:

                AAA: highest grade obligations; possess the ultimate degree of protection as to principal and interest; AA: also qualify as high grade obligations, and in the majority of instances differs from AAA issues only in small degree; A: regarded as upper medium grade; have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe; BBB: regarded as borderline between definitely sound obligations and those where the speculative element begins to predominate; this group is the lowest which qualifies for commercial bank investments.

BB, B, CCC, CC, C: Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. CI: The rating CI is reserved for income bonds on which no interest is being paid. D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus(+) or Minus(-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                Excerpts from Fitch IBCA, Duff & Phelps Corporate Bond Ratings:

                AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA”. Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short term debt of these issuers is generally rated “-,+”.

A-1

 A: Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

 BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

 BB: Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

 B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

 CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

 CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

                 C: Bonds are in imminent default in payment of interest or principal.

                DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. “DDD” represents the highest potential for recovery on the bonds, and “D” represents the lowest potential for recovery.

PLUS (+) MINUS(-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “DDD”, “DD”, or “D” categories.

A-2

LKCM FUNDS

PART C OTHER INFORMATION

Item 23.	Exhibits

(a)	Agreement and Declaration of Trust(1)
(i)	Amended Agreement and Declaration of Trust (2)
(b)	By-Laws(1)
(i)	Amended By-Laws(2)
(c)	Not applicable
(d)	Investment Advisory Agreement dated June 21, 1994(1)
(i)	Fee Schedule to the Investment Advisory Agreement between LKCM Funds and Luther King Capital Management Corporation for the Small Cap Equity Fund dated June 21, 1994(1)
(ii)	Fee Schedule to the Investment Advisory Agreement between LKCM Funds and Luther King Capital Management Corporation for the LKCM Equity Fund dated December 5, 1995(1)
(iii)	Fee Schedule to the Investment Advisory Agreement between LKCM Funds and Luther King Capital Management Corporation for the LKCM Balanced Fund dated December 30, 1997(3)
(iv)	Fee Schedule to the Investment Advisory Agreement between LKCM Funds and Luther King Capital Management Corporation for the LKCM Fixed Income Fund dated December 30, 1997(3)
(v)	Fee Schedule to the Investment Advisory Agreement between LKCM Funds and Luther King Capital Management for the LKCM International Fund dated December 30, 1997(3)
(vi)	Amended Fee Schedule to the Investment Advisory Agreement between LKCM Funds and Luther King Capital Management for the LKCM International Fund(2)
(vii)	Fee Schedule to the Investment Advisory Agreement between LKCM Funds and Luther King Capital Management for the LKCM Aquinas Funds (9)
(e)	Distribution Agreement between LKCM Funds and Quasar Distributors, LLC(6)
(i)	Amendment to Distribution Agreement(7)
(ii)	Amendment to Distribution Agreement (9)
(iii)	Amendment to Distribution Agreement – filed herwith
(f)	None
(g)	Custodian Servicing Agreement between LKCM Funds and Firstar Bank, N.A. dated September 10, 1997(1)
(i)	Fee Schedule to the Custodian Servicing Agreement with respect to the LKCM Balanced Fund and LKCM Fixed Income Fund dated December 30, 1997(3)
(ii)	Global Custody Agreement between The Chase Manhattan Bank, Firstar Bank, N.A. and LKCM Fund on behalf of its LKCM International Fund dated December 31, 1997(3)
(iii)	Custodian Agreement between LCKM Funds and Northern Trust Company(8)
(iv)	Amendment to the Custodian Servicing Agreement (9)
(h)	Fund Administration Servicing Agreement between LKCM Funds and U.S. Bancorp Fund Services, LLC dated September 10, 1997(1)
(i)    Fee Schedule to the Fund Administration Servicing Agreement with respect to the LKCM Balanced Fund and LKCM Fixed Income Fund dated December 30, 1997(3)
(ii)   Fee Schedule to the Fund Administration Servicing Agreement with respect to the LKCM International Fund dated December 30, 1997(3)
(iii)  Sub-Administration Agreement among LKCM Funds, U.S. Bancorp Fund Services, LLC and SEI (8)
(iv)  Fund Accounting Servicing Agreement between LKCM Funds and U.S. Bancorp Fund Services, LLC dated September 10, 1997(1)
(v)   Fee Schedule to the Fund Accounting Servicing Agreement with respect to the LKCM Balanced Fund, LKCM Fixed Income Fund and LKCM International Fund dated December 30, 1997(3)
(vi)  Transfer Agent Servicing Agreement between LKCM Funds and U.S. Bancorp Fund Services dated September 10, 1997(1)
(vii) Fee Schedule to the Transfer Agent Servicing Agreement with respect to the LKCM Balanced Fund, LKCM Fixed Income Fund and LKCM International Fund dated December 30, 1997(3)
(viii) Master-Feeder Participation Agreement(2)
(ix)   Power of Attorney(6)
(x)    Amendment to Transfer Agent Agreement(7)
(ix)    Power of Attorney – filed herewith

(xi)   Amendment to Fund Administration Servicing Agreement between LKCM Funds and U.S. Bancorp Fund Services, LLC (9)
(xii)  Amendment to Fund Accounting Servicing Agreement between LKCM Funds and U.S. Bancorp Fund Services, LLC (9)
(xiii) Amendment to Transfer Agent Servicing Agreement between LKCM Funds and U.S. Bancorp Fund Services, LLC (9)

(i)	Opinion of Kirkpatrick & Lockhart Preston Gates Ellis, LLP - filed herewith
(j)	Consent of Independent Registered Public Accountants - filed herewith
(k)	None
(l)	Purchase Agreement dated June 6, 1994(1)
(m)	LKCM Fund Distribution Plan
(i)    LKCM Fund Distribution Plan: Balanced Fund, International Fund, and Fixed Income Fund, and Institutional Classes Small Cap Equity Fund and Equity Fund(1)
(ii)   LKCM Fund Distribution Plan: Adviser Class of Small Cap Equity Fund and Equity Fund(7)
(iii)  Amendment to LKCM Fund Adviser Class Distribution Plan (9)
(n)	Rule 18f-3 Multiple Class Plan(7)
(o)	Reserved
(p)	Code of Ethics of LKCM Funds
(i)     Code of Ethics of Luther King Capital Management Corporation (amended) – filed herewith
(ii)    Code of Ethics of TT International (4)
__________________________________
(1) Incorporated by reference from Post Effective Amendment No. 6 to the Registration Statement of the Trust, SEC File No. 33-75116,
    filed previously via EDGAR on October 14, 1997.
(2) Incorporated by reference from Post Effective Amendment No. 14 to the Registration Statement of the Trust, SEC File No. 33-75116,
     filed previously via EDGAR on September 29, 2000.
(3) Incorporated by reference from Post Effective Amendment No. 8 to the Registration Statement of the Trust, SEC File No. 33-75116,
     filed previously via EDGAR on February 27, 1998.
(4) Incorporated by reference from Post-Effective Amendment No. 11 to the Registration Statement of the Trust, SEC File No. 33-75116,
     filed previously via EDGAR on April 28, 2000.
(5) Incorporated by reference from Post-Effective Amendment No. 15 to the Registration Statement of the Trust, SEC File No. 33-75116,
     filed previously via EDGAR on April 30, 2001.
(6) Incorporated by reference from Post-Effective Amendment No. 16 to the Registration Statement of the Trust, SEC File No. 33-75116,
     filed previously via EDGAR on April 30, 2002.
(7) Incorporated by reference from Post-Effective Amendment No. 17 to the Registration Statement of the Trust, SEC File No. 33-75115,
     filed previously via EDGAR on February 28, 2003.
(8) Incorporated by reference from Post-Effective Amendment No. 19 to the Registration Statement of the Trust, SEC File No. 33-75115,
     filed previously via EDGAR on April 29, 2004.
(9) Incorporated by reference from Post-Effective Amendment No. 19 to the Registration Statement of the Trust, SEC File No. 33-75115,
     filed previously via EDGAR on July 8, 2005.

Item 24.	Persons Controlled by or Under Common Control With Registrant

                    Registrant is not controlled by or under common control with any person.

Item 25.	Indemnification

            Reference is made to Article VI of the Registrant's Declaration of Trust, incorporated by reference as Exhibit 1 hereto. Registrant hereby also makes the undertaking consistent with Rule 484 under the Securities Act of 1933, as amended.

            Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provision, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.	Business and Other Connections of Investment Adviser

           Besides serving as investment advisers to private accounts, the Adviser does not currently and has not during the past two years engaged in any other business, profession, vocation, or employment of a substantial nature. Information regarding the business, vocation, or employment of a substantial nature of the Adviser’s directors and officers are set forth in the Uniform Application for Investment Adviser (“Form ADV”) of the Adviser, as filed with the SEC and incorporated by reference herein.

TT International is the Sub-Adviser for the LKCM International Fund. Information regarding the business, vocation, or employment of a substantial nature of TT International are set forth in the Uniform Application for Investment Adviser (“Form ADV”) of TT International, as filed with the SEC and incorporated by reference herein.

Item 27.	Principal Underwriter.

   (a) Quasar Distributors, LLC, the Registrant’s principal underwriter, acts as principal underwriter for the following investment companies:

Advisors Series Trust	The Jensen Portfolio, Inc.
AIP Alternative Strategies Funds	Julius Baer Investment Funds
AIP Underlying Funds Trust	The Kensington Funds
AIP Variable Insurance Trust	Keystone Mutual Funds
Allied Asset Advisors Funds	Kiewit Investment Fund L.P.
Alpine Equity Trust	Kirr, Marbach Partners Funds, Inc.
Alpine Income Trust	LKCM Funds
Alpine Series Trust	Masters’ Select Funds
Brandes Investment Trust	Matrix Advisors Value Fund, Inc.
Brandywine Blue Fund, Inc.	Monetta Fund, Inc.
Brazos Mutual Funds	Monetta Trust
Bridges Investment Fund, Inc.	The MP 63 Fund, Inc.
Buffalo Funds	MUTUALS.com
Buffalo Balanced Fund, Inc.	Nicholas Equity Income Fund, Inc.
Buffalo High Yield Fund, Inc.	Nicholas Family of Funds, Inc.
Buffalo Large Cap Fund, Inc.	Nicholas Fund, Inc.
Buffalo Small Cap Fund, Inc.	Nicholas High Income Fund, Inc.
Buffalo USA Global Fund, Inc.	Nicholas II, Inc.
Country Mutual Funds Trust	Nicholas Limited Edition, Inc.
Cullen Funds Trust	Nicholas Money Market Fund, Inc.
Everest Funds	Permanent Portfolio Funds
FFTW Funds, Inc.	Perritt Funds, Inc.
First American Funds, Inc.	Perritt MicroCap Opportunities Fund, Inc.
First American Investment Funds, Inc.	PRIMECAP Odyssey Funds
First American Strategy Funds, Inc.	Professionally Managed Portfolios
Fort Pitt Capital Funds	Prudent Bear Funds, Inc.
The Glenmede Fund, Inc.	The Purisima Funds
The Glenmede Portfolios	Quaker Investment Trust
Greenspring Fund	Rainier Investment Management Mutual Funds

Guinness Atkinson Funds	Rockland Trust
Harding, Loevner Funds, Inc.	Skyhawk Small Cap Fund
The Hennessy Funds, Inc.	Summit Mutual Funds, Inc.
Hennessy Mutual Funds, Inc.	Thompson Plumb Funds, Inc.
Hotchkis and Wiley Funds	TIFF Investment Program, Inc.
Intrepid Capital Management Funds Trust	Trust For Professional Managers
Jacob Internet Fund Inc.	Wexford Trust

   (b) To the best of Registrant’s knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:

Name and Principal Business Address	Position and Offices with Quasar Distributors, LLC	Positions and Offices with Registrant
James R. Schoenike	President, Board Member	None
Andrew Strnad	Secretary	None
Joe Redwine	Board Member	None
Bob Kern	Board Member	None
Eric W. Falkeis	Board Member	Treasurer
Teresa Cowan	Assistant Secretary	None
The address of each of the foregoing is 615 East Michigan Street, Milwaukee, Wisconsin, 53202.

   (c) Not applicable.

Item 28.	Location of Accounts and Records

            The books, accounts and other documents required by Section 31(a) under the Investment Company Act of 1940, as amended, and the rules promulgated thereunder will be maintained at the offices of:

            Luther King Capital Management Corporation, 301 Commerce Street, Suite 1600, Fort Worth, Texas 76102 (records relating to its function as investment advisor)

           U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (records relating to its function as administrator, transfer agent and dividend disbursing agent)

            U.S. Bank, N.A., 1555 N. River Center Dr., Suite 302, Milwaukee, Wisconsin, 53212 (records relating to its function as custodian)

            TT International, Martin House, 5 Martin Lane, London EC4R ODP (records relating to its function as sub-adviser of the International Fund)

            The Chase Manhattan Bank, 4 Chase MetroTech Center, Brooklyn, New York 11245 (records relating to its function as sub-custodian from 1997 - 2000)

Item 29.	Management Services

            All management-related services contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

SIGNATURES

            Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for the effectiveness of this amendment to its Registration Statement and has duly caused this Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Worth and State of Texas on the 26th day of April, 2007.

   By: /s/ J. Luther King, Jr.
J. Luther King, Jr.
President

            Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 27 to the Registration Statement of the Registrant as it relates to the LKCM Funds has been signed below by the following persons in the capacities and on the date(s) indicated.

Name	Title	Date
/s/ J. Luther King, Jr. J. Luther King, Jr.	Trustee, President and Chief Executive Officer	April 26, 2007

/s/ H. Kirk Downey * H. Kirk Downey	Chairman	April 26, 2007

/s/ Richard J. Howell * Richard J. Howell	Trustee	April 26, 2007

/s/ Earle A. Shields, Jr. * Earle A. Shields, Jr.	Trustee	April 26, 2007

/s/ Richard Lenart Richard Lenart	Treasurer and Secretary	April 26, 2007

*/s/ Jacob D. Smith
Jacob D. Smith
Attorney-in-fact pursuant to the Power of Attorney filed herewith.

EXHIBIT INDEX

Exhibit	Exhibit No.
Amendment to Distribution Agreement	EX.-99.e.iii

Power of Attorney	EX.-99.h.ix

Opinion of Kirkpatrick & Lockhart Preston Gates Ellis, LLP	EX.-99. i

Consent of Independent Registered Public Accountants	EX.-99. j

Code of Ethics of Luther King Capital Mangement Corporation (amended)	EX.-99.p.i